As filed with the Securities and Exchange Commission on April 16, 2010

                               File No. 333-148225
                                    811-21250
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-effective Amendment 2

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 22

           Allstate Life of New York Variable Life Separate Account A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
              (Address of Depositor's principal executive offices)

                                  SUSAN L. LEES
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
                     (Name and address of agent for service)

Copy to:                SONYA EKART, ESQUIRE
                        ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        3100 SANDERS ROAD
                        SUITE J5B
                        NORTHBROOK, IL 60062

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this registration statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

            TOTALACCUMULATOR/SM/ VARIABLE ADJUSTABLE LIFE PROSPECTUS



    Individual Flexible Premium Variable Adjustable Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                              In connection with:

           Allstate Life of New York Variable Life Separate Account A



                                Street Address:

                              2940 S. 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                 P.O. Box 82656

                             Lincoln, NE 68501-2656



                       Telephone Number:  1-800-268-5619

                          Fax Number:  1-866-628-1006



This Prospectus describes information you should know before you purchase the TotalAccumulator/SM/ Flexible Premium Variable Adjustable Life Insurance Policy.
 Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 The date of this Prospectus is April 30, 2010.


                                 1  PROSPECTUS

TABLE OF CONTENTS
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                                                                        PAGE

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SUMMARY
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  Description of the Policy and Policy Benefits                         3
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  Risks of the Policy                                                   5
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  The Portfolios And Associated Risks                                   7
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FEE TABLES
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  Transaction Fees                                                      8
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  Periodic Charges Other Than Portfolio Operating Expenses              9
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  Optional Benefit Charges                                              10
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  Portfolio Annual Expenses                                             11
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PURCHASE OF POLICY AND PREMIUMS
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  Application for a Policy                                              11
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  Premium Payments                                                      12
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  Premium Limits                                                        12
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  Safety Net Premium                                                    12
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  Modified Endowment Contracts                                          13
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  Allocation of Premiums                                                13
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POLICY VALUE
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  General                                                               13
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  Accumulation Units                                                    13
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  Accumulation Unit Value                                               13
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  Postponement of Payments                                              14
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TRANSFERS
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  General                                                               14
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  Transfers Authorized by Telephone                                     15
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  Dollar Cost Averaging                                                 15
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  Portfolio Rebalancing                                                 15
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  Market Timing and Excessive Trading                                   16
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  Trading Limitations                                                   16
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  Agreements to Share Information with Funds                            17
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  Short Term Trading Fees                                               17
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INVESTMENT AND FIXED ACCOUNT OPTIONS
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  The Sub-Accounts and the Portfolios                                   17
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  Voting Rights                                                         22
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  Additions, Deletions and Substitutions of Securities                  22
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  The Fixed Account                                                     22
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  SelectBalance/SM/ Asset Allocation Program                            23
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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  Death Benefits                                                        23
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  Death Benefit Options                                                 24
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  Change to Death Benefit Option                                        24
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  Change to Face Amount                                                 24
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  Optional Insurance Benefits                                           25
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                                                                        PAGE

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POLICY LOANS
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  General                                                               27
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  Loan Interest                                                         28
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  Loan Repayment                                                        28
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  Pre-Existing Loan                                                     28
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  Effect on Policy Value                                                28
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SURRENDERS AND WITHDRAWALS
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  Surrenders                                                            29
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  Partial Withdrawal                                                    29
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SETTLEMENT OPTIONS                                                      30
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MATURITY                                                                30
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period                                                31
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  Reinstatement                                                         31
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CANCELLATION RIGHTS
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  Free Look Period                                                      31
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge                                                31
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  Monthly Deduction                                                     31
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  Policy Fee                                                            32
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  Administrative Expense Charge                                         32
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  Mortality and Expense Risk Charge                                     32
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  Cost of Insurance Charge                                              32
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  Rider Charges                                                         33
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  Separate Account Income Taxes                                         33
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  Portfolio Charges                                                     33
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  Surrender Charge                                                      33
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  Transfer Fee                                                          34
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GENERAL POLICY PROVISIONS
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  Beneficiaries                                                         34
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  Assignment                                                            35
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  Dividends                                                             35
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ABOUT US
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  Allstate Life Insurance Company of New York                           35
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  The Separate Account                                                  35
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FEDERAL TAXES
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  Introduction                                                          35
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  Taxation of the Company and the Separate Account                      35
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  Taxation of Policy Benefits                                           36
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  Employer Owned Life Insurance (a.k.a. "COLI")                         36
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  Modified Endowment Contracts                                          37
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  Income Tax Withholding                                                37
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  Diversification Requirements                                          37
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  Ownership Treatment                                                   38
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                                 2  PROSPECTUS

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DISTRIBUTION                                                            38
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LEGAL PROCEEDINGS                                                       39
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LEGAL MATTERS                                                           39
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FINANCIAL STATEMENTS                                                    39
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ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES 40
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GLOSSARY OF SPECIAL TERMS                                               44
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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 44 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------


DESCRIPTION OF THE POLICY AND POLICY BENEFITS
1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value may vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2.   WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature or the Coverage Guarantee Rider (discussed below), you must pay the cumulative Safety Net Premiums or the Coverage Guarantee Rider premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 11 and "Federal Taxes" beginning on page 35.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 37.

3.   WHAT IS THE SAFETY NET PREMIUM FEATURE?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 12.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

4.   WHAT IS THE COVERAGE GUARANTEE RIDER FEATURE?

If this rider is elected, unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period longer than the Safety Net Premium Period under the terms of this rider. This rider must be elected at Policy Issue, and the insured must be between age 18 and 70 at policy issue to be eligible.

Two possible coverage levels are available under the Coverage Guarantee Rider:
 Extended Coverage and Lifetime Coverage. The Extended Coverage specified period extends to the later of the policy anniversary following the Insured's 70th birthday, or 20 years. The Lifetime Coverage specified period extends until the Insured's 121st birthday.

Each coverage level has a cumulative premium requirement that must be met. Lifetime Coverage has a


                                 3  PROSPECTUS
higher cumulative premium requirement than Extended Coverage. If the Lifetime Coverage cumulative premium requirement is not met, you can still choose to meet the Extended Coverage premium requirement.

When the Coverage Guarantee Rider is no longer in effect, your Policy remains in force as long as the Safety Net Premium is in effect. If the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

5.   HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 31. For additional discussion of your Policy Value, please see "Policy Value" on page 13.

6.   WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 17 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Trading Limitations" on page 16.

As a Policy Owner you may also elect to participate in the SelectBalance/SM/ Asset Allocation Program ("SelectBalance") for no additional charge. Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style.

We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program. Asset allocation does not guarantee a profit or protect against loss in a declining market. Please see "SelectBalance/SM/ Asset Allocation Program" on page 23 for more information.

7.   HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
31. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 13.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 13. Furthermore, if there are outstanding requirements, your Premiums are not allocated until you satisfy those requirements.We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued.

During the free-look period all premiums will be allocated to a fixed account.
 If you cancel your policy during this period, the greater of a) all premiums or
b) Policy Value less any Policy Debt will be returned to you.

8.   MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See "Transfers" on page 14.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 15.


                                 4  PROSPECTUS

9.   WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 27 and "Death Benefits and Optional Insurance Benefits" on page 23.

10.   HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

11.   CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 24.
 In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 35.

12.   DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes.  You may surrender your Policy at any time for its Net Surrender Value.
 Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount.
 For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 33.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 29.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 36.

13.   MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page 27. For a discussion regarding the possible tax consequences of loans, see "Federal Taxes" on page 35.

14.   CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 31 days after you receive it. During this period premium will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or b) Policy Value less any Policy Debt will be returned to you. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation Rights - Free-Look Period," on page 31.




RISKS OF THE POLICY
1.   IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature or the Coverage Guarantee Rider. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "Investment and Fixed Account Options" on page
17. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?


                                 5  PROSPECTUS

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3.   CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature or the Coverage Guarantee Rider is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 31.
 If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 35.

4.   ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 35.

5.   WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three.

While the surrender charge does not apply to partial withdrawals, we impose a $25 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 29. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 35.

6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 16 and "Transfers - Trading Limitations" on page 16.

7.   WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions - Surrender Charge" on page 33. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In the event the Surrender Charge exceeds the Policy Value, the amount we deduct upon surrender is limited to the Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 35.

8.   WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 37.

9.   WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and


                                 6  PROSPECTUS
timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 35.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1.   WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 17.

2.   WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 17.

3.   HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 7  PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER FUNDS BETWEEN INVESTMENT OPTIONS.

                              TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge (1)   When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(2)           Policy during the first
                              10 Policy Years.

                                                       Maximum:  $49.00 per
                                                        $1000
                                                       Minimum:  $3.60 per
                                                        $1000

 Initial Surrender Charge                              $20.98 per $1000
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Partial Withdrawal Service   When you make a           The lesser of 2% of
 Fee (3)                      withdrawal.               amount withdrawn or
                                                        $25.00

Transfer Fee (4)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Loan Interest Rate (5)(6)    When you have a Policy    Interest Rate on
                              Loan                      Preferred Loans 3%
                                                       Interest Rate on
                                                        Standard Loans 4%


(1) New York does not assess state premium taxes.

(2) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3) A Surrender Charge is not assessed on a partial withdrawal.

(4) Currently, we are waiving this fee. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees of up to 2% of the amount transferred if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees.
    For more information see Short Term Transfer Fees on page 17.

(5) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 3%. For more information, see "Policy Loans" on page 27.

(6) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                 8  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
        Charge              When Charge is                     Amount Deducted
        ------              ---Deducted---                     ---------------
                               --------
Cost of Insurance       Monthly
 Charge (per $1000 Net
 Amount at Risk)(1)

Maximum and Minimum                             Guaranteed:             Current:
 COI Charge among all                            Maximum: $83.33 per     Maximum: $60.45 per
 possible insureds:                              $1000.                  $1000
                                                 Minimum: $0.02 per      Minimum: $0.02 per
                                                 $1000.                  $1000.

COI Charge for a                                Guaranteed:             Current:
 45-year old Male                                $0.20 per $1000.        $0.20 per $1000.
 Non-Smoker, $120,000
 Face Amount, at issue

Administrative Expense  Monthly during the      Guaranteed Monthly      Current Monthly rate:
 Charge (tiered charge   first 10 Policy Years   rate: Same as current   $0.09 per $1000 on the
 based upon per $1000                                                    first $100,000
 Initial Face
 Amount)(2)

Policy Fee              Monthly                 Guaranteed: $15.00      Current: $10.00

Mortality and Expense   Monthly                 Guaranteed Monthly      Current Monthly Rate:
 Risk Charge (as a                               Rate:                     Policy Years 1-10:
 percentage of total                               Policy Years 1-10:    0.05%
 monthly Subaccount                               0.06%
 Value)(3)

                                                                         .

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Net Amount at Risk and the cost of insurance charges, see "Charges and Deductions" on page 31. Net Amount at Risk is defined as
   (a)-(b), where (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day.
   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is the same as current. The current monthly rate for Face Amounts in excess of $100,000 is $0.3 for $1,000.

(3) The guaranteed monthly mortality and expense risk charge is 0.058% for the first 10 Policy Years and 0.025% thereafter. The current monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter. The guaranteed monthly mortality and expense risk charge for Policy Years 11 and after is 0.03%. The current monthly mortality and expense risk charge for Policy Years 11 and after is 0.01%.
   We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.


                                 9  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction or as noted. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:

              Optional Benefit                 When Charge is Deducted              Amount Deducted
Children's Level Term Rider (per $5,000 unit                                    $2.50 per unit per month
 of coverage)                                          Monthly

Accidental Death Benefit Rider (per $1,000 of
 benefit amount) (1)                                   Monthly
 Maximum and minimum COI Charge among all                                    Maximum COI:  $0.13 per $1,000
 possible insureds:                                                          Minimum COI:  $0.08 per $1,000
COI charge for a 45-year old Male Non-Smoker,                                    COI:  $0.10 per $1,000
 $120,000 face amount, at issue:

Continuation of Payment Rider (per $100 of
 benefit amount) (2)                                   Monthly
 Maximum and minimum COI Charge among all                                     Maximum COI:  $1.54 per $100
 possible insureds:                                                           Minimum COI:  $0.26 per $100

 COI charge for a 45-year old Male                                                COI:  $0.53 per $100
 Non-Smoker, $120,000 face amount, at issue:

Additional Insured Term Rider (per $1000 of            Monthly              Maximum COI:  $30.40 per $1,000
 benefit amount) (3)                                                         Minimum COI:  $0.01 per $1,000
 Maximum and minimum COI Charge among all
 possible insureds:

 COI charge for a 45-year old Male                                               COI:  $0.12 per $1,000
 Non-Smoker, $120,000 face amount, at issue:

Primary Insured Term Rider(4)                          Monthly              Maximum COI:  $30.04 per $1,000
 Maximum and minimum COI Charge among all                                    Minimum COI:  $0.02 per $1,000
 possible insureds:

 COI charge for a 45-year old Male                                               COI:  $0.06 per $1,000
 Non-Smoker, $120,000 face amount, at issue:

Coverage Guarantee Rider (5)                           Monthly                      $0.01 per $1,000

Guaranteed Insurability Rider (6)                      Monthly               Maximum COI:  $0.12 per $1,000
Minimum and maximum COI Charge among all                                     Minimum COI:  $0.05 per $1,000
 possible insureds:

 COI Charge for 30-year old:                                                     COI:  $0.11 per $1,000

Accelerated Death Benefit Rider, Terminal
 Illness                                        When Benefit Elected                      $150

Overloan Protection Rider                       When Benefit Elected              4.5% of Policy Value

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                 10  PROSPECTUS

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex, rider Face Amount, and underwriting status when the Rider is added to your Policy.
   The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) The Coverage Guarantee Rider can be elected only at Policy Issue.

(6) The Guaranteed Insurability Rider can be elected only at Policy issue for insureds 38 years old and younger. The applicable charge depends on the Insured's age at issue. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                           Minimum               Maximum
-------------------------------------------------------------------------------
Total Annual Operating
Expenses/(1)/ (expenses that are
deducted from Portfolio assets,
which may include management fees,
distribution and/ or service                0.20%                 2.85%
(12b-1) fees, and other expenses)
-------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2009.


PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------


APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $1,000,000, we provide you with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date


                                 11  PROSPECTUS
determines Monthly Activity Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 35. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount or the Coverage Guarantee Rider amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" and "Coverage Guarantee Rider" discussions just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 37 below for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 31. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount is the miminum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly
safety net premiums.   For more detail about the circumstances in which the
Policy will lapse, see "Lapse and Reinstatement" on page 31.

The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:

                                                   MONTHLY
                                                  SAFETY NET
                  BASE POLICY                      PREMIUM
-------------------------------------------------------------
Face Amount $250,000, 45 Male Non-Smoker, Death    $176.88
Benefit Option 1, no riders
-------------------------------------------------------------

-------------------------------------------------------------
            CHANGES TO BASE POLICY
-------------------------------------------------------------
Increase Face Amount to $300,000 in year 5         $220.96
-------------------------------------------------------------
Decrease Face Amount to $200,000 in year 5         $141.50
-------------------------------------------------------------
Partial Withdrawal of $3,000 in year 5             $174.75
-------------------------------------------------------------
Change to Death Benefit Option 2 in year 5         $173.23
-------------------------------------------------------------
Add Rider in year 5:  Additional Insured Rider     $194.54
of $100,000 on 35 Female Non-Smoker
-------------------------------------------------------------




                                 12  PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office.
 If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. We will delay allocating your Premiums to the Sub-Accounts or to the Fixed Account until after the "free-look" period. In the interim, we allocate all of your Premiums to the Fixed Account only. For more information, please see "Cancellation Rights" on page 31.


POLICY VALUE
--------------------------------------------------------------------------------


GENERAL. Your Policy Value is the sum of the values of your interests in the sub-accounts of the separate account plus the value of the fixed account and the loan account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.


On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date. Otherwise, we make that determination on the next succeeding day that is a Valuation Date. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the


                                 13  PROSPECTUS
investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.

We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.


TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future.
 In the future, we may charge you the transfer fee described on page 34, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE is open for business.
 See "Policy Value" on page 13. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program.
 However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be


                                 14  PROSPECTUS
more than 1/36/TH/ of your Fixed Account balance on the day of the first transfer.

The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than twenty-one options, other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer.
 The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions.
 If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 14 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify.
 Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.


                                 15  PROSPECTUS

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Sub-Account's underlying
  Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus


                                 16  PROSPECTUS
accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


AGREEMENTS TO SHARE INFORMATION WITH FUNDS. Under the Investment Company Act of 1940, Allstate New York has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.


SHORT TERM TRADING FEES The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies,


                                 17  PROSPECTUS
and the investment risks associated with the Portfolios.  If you do not have a
                                                          --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
-------------------------------------------------------------------------------
Invesco Van Kampen      High current return
 V.I. Government Fund    consistent with preservation
 - Series I (1)          of capital
-------------------------------------------------------
Invesco Van Kampen      Long-term growth of capital
 V.I. Growth and         and income                    INVESCO ADVISERS, INC.
 Income Fund - Series
 I (2)
-------------------------------------------------------
Invesco Van Kampen      Above-average total return
 V.I. Mid Cap Value      over a market cycle of three
 Fund - Series I (3)     to five years by investing
                         in common stocks and other
                         equity securities.
-------------------------------------------------------------------------------
THE ALGER PORTFOLIOS (4)
-------------------------------------------------------------------------------
Alger Balanced          Current income and long-term
 Portfolio - Class I-2   capital appreciation
-------------------------------------------------------
Alger Capital           Long-term capital              FRED ALGER MANAGEMENT,
 Appreciation            appreciation                  INC.
 Portfolio - Class I-2
-------------------------------------------------------
Alger Large Cap Growth  Long-term capital
 Portfolio - Class I-2   appreciation
-------------------------------------------------------
Alger Mid Cap Growth    Long-term capital
 Portfolio - Class I-2   appreciation
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-------------------------------------------------------------------------------
AllianceBernstein VPS   Long-term growth of capital
 Growth and Income
 Portfolio - Class A
-------------------------------------------------------
AllianceBernstein VPS   Long-term growth of capital
 International Growth
 Portfolio - Class A                                   ALLIANCEBERNSTEIN L.P.
-------------------------------------------------------
AllianceBernstein VPS   Long-term growth of capital
 International Value
 Portfolio - Class A
-------------------------------------------------------
AllianceBernstein VPS   Long-term growth of capital
 Small Cap Growth
 Portfolio - Class A
-------------------------------------------------------
AllianceBernstein VPS   Long-term growth of capital
 Small/Mid Cap Value
 Portfolio - Class A
-------------------------------------------------------------------------------





                                 18  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP Emerging   Seeks capital appreciation.
 Markets - Initial
 Class
-------------------------------------------------------
Fidelity VIP            Reasonable Income.  The fund
 Equity-Income           will also consider the
 Portfolio - Initial     potential for capital
 Class                   appreciation.  The fund's
                         goal is to achieve a yield
                         which exceeds the composite
                         yield on the securities
                         comprising the Standard &
                         Poor's 500(SM) Index (S&P
                         500(R)).
-------------------------------------------------------
Fidelity VIP Growth &   High total return through a
 Income Portfolio -      combination of current
 Initial Class           income and capital
                         appreciation
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Initial     appreciation.
 Class                                                 FIDELITY MANAGEMENT &
-------------------------------------------------------RESEARCH COMPANY
Fidelity VIP High       High level of current income,
 Income Portfolio -      while also considering
 Initial Class           growth of capital.
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Service     correspond to the total
 Class                   return of common stocks
                         publicly traded in the
                         United States, as
                         represented by the Standard
                         & Poor's 500(SM) Index (S&P
                         500(R)).
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Initial     the preservation of capital.
 Class
-------------------------------------------------------
Fidelity VIP Mid Cap    Long-term growth of capital
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Initial Class           preservation of capital and
                         liquidity.
-------------------------------------------------------
Fidelity VIP Real       Above-average income and
 Estate Portfolio -      long-term capital growth,
 Initial Class           consistent with reasonable
                         investment risk.  The fund
                         seeks to provide a yield
                         that exceeds the composite
                         yield of the Standard &
                         Poor's 500(SM) Index (S&P
                         500(R))
-------------------------------------------------------
Fidelity VIP Value      Seeks capital appreciation
 Strategies Portfolio
 - Initial Class
-------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------
Franklin High Income    High level of current income
 Securities Fund -       with capital appreciation as
 Class 1                 a secondary goal.
-------------------------------------------------------
Franklin Income         To maximize income while
 Securities Fund -       maintaining prospects for
 Class 1                 capital appreciation.
-------------------------------------------------------
Franklin Small-Mid Cap  Long-term capital growth.
 Growth Securities                                     FRANKLIN ADVISERS, INC.
 Fund - Class 1
-------------------------------------------------------
Franklin Strategic      A high level of current
 Income Securities       income with capital
 Fund - Class 1          appreciation over the long
                         term as a secondary goal
-------------------------------------------------------
Franklin U.S.           Income.
 Government Fund -
 Class 1
-------------------------------------------------------
Templeton Global Bond   High current income,
 Securities Fund -       consistent with preservation
 Class 1                 of capital, with capital
                         appreciation as a secondary
                         consideration.
-------------------------------------------------------------------------------
Franklin Small Cap      Long-term total return.        FRANKLIN ADVISORY
 Value Securities Fund                                 SERVICES, LLC
 - Class 1
-------------------------------------------------------------------------------
Mutual Global           Capital appreciation.
 Discovery Securities                                  FRANKLIN MUTUAL
 Fund - Class 1                                        ADVISERS, LLC
-------------------------------------------------------
Mutual Shares           Capital appreciation with
 Securities Fund -       income as a secondary goal.
 Class 1
-------------------------------------------------------------------------------





                                 19  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (5)
-------------------------------------------------------------------------------
Ibbotson Aggressive     Capital appreciation
 Growth ETF Asset
 Allocation Portfolio
 Class I
-------------------------------------------------------
Ibbotson Balanced ETF   Capital appreciation and some
 Asset Allocation        current income                ALPS ADVISORS, INC.
 Portfolio Class I                                     (ADVISER) / IBBOTSON
-------------------------------------------------------ASSOCIATES, INC.
Ibbotson Conservative   Current income and             (SUB-ADVISER)
 ETF Asset Allocation    preservation of capital
 Portfolio Class I
-------------------------------------------------------
Ibbotson Growth ETF     Capital appreciation
 Asset Allocation
 Portfolio Class I
-------------------------------------------------------
Ibbotson Income and     Current income and capital
 Growth ETF Asset        appreciation
 Allocation Portfolio
 Class I
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Institutional Shares    of capital and balanced by
                         current income.
-------------------------------------------------------
Janus Aspen Series      To obtain maximum total
 Flexible Bond           return, consistent with
 Portfolio -             preservation of capital.
 Institutional Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Forty Portfolio -                                     JANUS CAPITAL MANAGEMENT
 Institutional Shares                                  LLC
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Global Technology
 Portfolio -
 Institutional Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Overseas Portfolio -
 Institutional Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Enterprise Portfolio
 - Institutional
 Shares
-------------------------------------------------------
Janus Aspen Perkins     Capital appreciation
 Mid Cap Value
 Portfolio -
 Institutional Shares
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer Balanced    A high total investment
 Fund/VA                 return, which includes
                         current income and capital
                         appreciation in the value of
                         its shares.
-------------------------------------------------------
Oppenheimer Core Bond   High level of current income.
 Fund/VA                 As a secondary objective,
                         the Portfolio seeks capital
                         appreciation when consistent
                         with its primary objective.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA      appreciation by investing a
                         substantial portion of
                         assets in securities of
                         foreign issuers, growth-type  OPPENHEIMERFUNDS, INC.
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund(R)/ VA
-------------------------------------------------------
Oppenheimer Global      A high level of current
 Strategic Income        income principally derived
 Fund/VA (6)             from interest on debt
                         securities.
-------------------------------------------------------
Oppenheimer Value       Long-term growth of capital
 Fund/VA                 by investing primarily in
                         common stocks with low
                         price-earnings ratios and
                         better-than-anticipated
                         earnings.  Realization of
                         current income is a
                         secondary consideration.
-------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.
-------------------------------------------------------------------------------
Oppenheimer             Long term capital              OPPENHEIMERFUNDS, INC.
 International Growth    appreciation.
 Fund/VA
-------------------------------------------------------------------------------





                                 20  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT          High current return
 Government Portfolio,   consistent with preservation  VAN KAMPEN ASSET
 Class I (1)             of capital                    MANAGEMENT
-------------------------------------------------------
Van Kampen LIT Growth   Long-term growth of capital
 and Income Portfolio,   and income
 Class I (2)
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Morgan Stanley UIF      Long-term capital
 Capital Growth         appreciation by investing
 Portfolio, Class I     primarily in growth-oriented
 (7)                    equity securities of large
                        capitalization companies.
-------------------------------------------------------MORGAN STANLEY
Morgan Stanley UIF      Long-term capital              INVESTMENT MANAGEMENT
 Emerging Markets       appreciation by investing      INC. (9)
 Equity Portfolio,      primarily in growth-oriented
 Class I (8)            equity securities of issuers
                        in emerging market countries.
-------------------------------------------------------
Van Kampen's UIF U.S.   Above-average total return
 Mid Cap Value           over a market cycle of three
 Portfolio, Class I      to five years by investing
 (3)                     in common stocks and other
                         equity securities.
-------------------------------------------------------------------------------

(1) Subject to a shareholder vote, the Van Kampen LIT Government Portfolio, Class I is expected to be reorganized into the Invesco Van Kampen V.I. Government Fund - Series I on or about June 1, 2010. On the date of the reorganization, the Invesco Van Kampen V.I. Government Fund - Series I will be available under your Policy and any Policy Value in theVan Kampen LIT Government Portfolio, Class I will be transferred to the Invesco Van Kampen V.I. Government Fund - Series I.

(2) Subject to a shareholder vote, the Van Kampen LIT Growth and Income Portfolio, Class I is expected to be reorganized into the Invesco Van Kampen V.I. Growth and Income Fund - Series I on or about June 1, 2010. On the date of the reorganization, the Invesco Van Kampen V.I. Growth and Income Fund - Series I will be available under your Policy and any Policy Value in the Van Kampen LIT Growth and Income Portfolio, Class I will be transferred to the Invesco Van Kampen V.I. Growth and Income Fund - Series I.

(3) Subject to a shareholder vote, the Van Kampen's UIF U.S. Mid Cap Value Portfolio, Class I is expected to be reorganized into the Invesco Van Kampen V.I. Mid Cap Value Fund - Series I on or about June 1, 2010. On the date of the reorganization, the Invesco Van Kampen V.I. Mid Cap Value Fund - Series I will be available under your Policy and any Policy Value in the Van Kampen's UIF U.S. Mid Cap Value Portfolio, Class I will be transferred to the Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.

(4) Effective September 23, 2009, The Alger American Fund changed its name to The Alger Portfolios.

(5) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(6) Effective April 30, 2010, the Oppenheimer Strategic Bond Fund/VA changed its name to Oppenheimer Global Strategic Income Fund/VA. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(7) Effective April 30, 2010, the Van Kampen's UIF Capital Growth Portfolio, Class I changed its name to Morgan Stanley UIF Capital Growth Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(8) Effective April 30, 2010, the Van Kampen's UIF Emerging Markets Equity Portfolio, Class I changed its name to Morgan Stanley UIF Emerging Markets Equity Portfolio, Class I. We have made a corresponding change in the name of the Variable Sub-account that invests in that Portfolio.

(9) In certain instances, Morgan Stanley Investment Management Inc. formerly did business using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

 We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives.
 While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.
 Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable


                                 21  PROSPECTUS
annuity separate accounts, Policy Owners will not bear the attendant expenses.


VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions.
 However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 3%.


                                 22  PROSPECTUS

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected
at issue or any time your Policy is inforce.   The Select Balance program
provides Policy Owners with an assessment questionnaire to help them determine
their investment time horizon and tolerance for risk.   The questions on the
questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program at issue, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

Once your policy is in force you may elect to participate in the SelectBalance program if it was not elected at time of issue. You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired once your policy is in force. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and ALFS, Inc., ("ALFS"), the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Additional Insured Term Rider, the Primary Insured Term Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see "Optional Insurance Benefits" beginning on page 25. We determine the amount of the Death Benefit proceeds as of the end of


                                 23  PROSPECTUS
the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage.  The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

                EXAMPLES                      A           B

Face Amount                                $100,000    $100,000
Death Benefit Option                              1           1
Insured's Attained Age                           45          45
Policy Value on Date of Death              $ 48,000    $ 34,000
Applicable Corridor Percentage                  215%        215%
Death Benefit                              $103,200    $100,000



In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $100,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.


                                 24  PROSPECTUS

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium and Coverage Guarantee Rider premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 33 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 35.


OPTIONAL INSURANCE BENEFITS.
You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount or Coverage Guarantee Rider premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, the Guaranteed Insurability Rider, the Coverage Guarantee Rider and the Overloan Protection Rider, which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Certain restrictions apply if you add the Coverage Guarantee Rider to your policy.

   (i) You can not add both the Coverage Guarantee Rider and the Guaranteed Insurability Rider to your Policy.

   (ii) If you add the Coverage Guarantee Rider to your Policy, the total sum of the coverages available for the Additional Insured Term Rider and the Primary Insured Term Rider will be limited to less than or equal to three times the base coverage. For example, if the base policy has $100,000 of coverage, and the Coverage Guarantee Rider is added to the policy, then the total sum of the coverages available for the Additional Insured Term Rider and Primary Insured Term Rider will be limited to $300,000.

   (iii) Adding or increasing the coverage under the Additional Insured Term Rider after policy issue will terminate the Coverage Guarantee Rider.

   (iv) Changing the death benefit option on your Policy will terminate the Coverage Guarantee Rider.

All riders can be concurrently elected, other than the restrictions stated above related to the Coverage Guarantee Rider. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.

.. Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 25/TH/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child's 25/TH/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

.. Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70/TH/ birthday; or (3) you ask to end the rider.

.. Continuation of Payment Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

.. Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions


                                 25  PROSPECTUS
as defined in the rider. We do not require evidence of insurability to exchange the rider.

.. Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

.. Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

  (i) 80% of the Death Benefit as of the date the first request is paid; or

  (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

  (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

  (ii) if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;

  (iii) pro-rata amount of any outstanding Policy Loan; and

  (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

.. Overloan Protection Rider

If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid-up policy, no additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1) the Policy has been in force for at least 15 policy years;

2) the Insured has attained age 75;

3) the Death Benefit option for the Policy must be Option 1;

4) the Policy Debt is greater than the Face Amount;

5) the Policy Debt is at least 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

.. Coverage Guarantee Rider

The Coverage Guarantee Rider can enable you to keep your policy in force for a specified period of time which is longer than the Safety Net Period, regardless of the performance of your Policy Value. This rider is available if the Insured is between 18 and 80 at the Issue Date, and the rider must be elected at policy issue.

The Coverage Guarantee Rider provides two possible coverage periods: Extended Coverage and Lifetime Coverage. Extended Coverage has a coverage period which extends to the later of the policy anniversary following the insured's 70th birthday, or 20 years. Lifetime Coverage has a specified period which extends to the anniversary following the insured's 121st birthday.


                                 26  PROSPECTUS

Both the Extended and Lifetime Coverages are in effect as long as cumulative premium requirements are met for each level of coverage. On each monthly activity date after the Issue Date, a cumulative premium test is performed for both Extended Coverage and Lifetime coverage. Total premiums paid since the Issue Date, less any partial withdrawals and policy debt, are compared to the monthly Extended and Lifetime coverage premiums, times the number of months since the Issue Date. The Lifetime Coverage monthly premiums will be greater than the Extended Coverage monthly premiums in most cases. As a result, Extended Coverage may be in effect while Lifetime coverage is not in effect because the cumulative premium requirement is lower.

If the Lifetime Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Lifetime Coverage Premium times the number of months since the Issue Date. If the Lifetime Coverage monthly premium test is not met for 18 consecutive months, Lifetime Coverage will permanently expire and can not be reinstated. The Coverage Guarantee rider can still be in effect for Extended Coverage if Lifetime Coverage expires, during the Extended Coverage period.

If the Extended Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Extended Coverage Premium times the number of months since the Issue Date. If the Extended Coverage monthly premium test is not met for 18 consecutive months, Extended Coverage will permanently expire and can not be reinstated. The Coverage Guarantee rider will expire when both the Lifetime and Extended Coverages expire. Upon expiry of the Coverage Guarantee Rider, the Safety Net Premium feature may still be in effect.

The inclusion of other riders may increase the monthly Extended Coverage and Lifetime Coverage premiums. Certain riders will not be available on a policy with the Coverage Guarantee Rider, and others will eliminate the Lifetime Coverage level. The following is a summary of restrictions:

1) The Guaranteed Insurability Option Rider is not available with the Coverage Guarantee Rider;

2) Lifetime Coverage is not available if the Policy contains the Additional Insured Term rider or the Primary Insured Term rider. Extended Coverage is available, however, subject to the conditions in #3;

3) The sum of the face amounts on the Primary Insured Term rider and all Additional Insured Term riders can not exceed three times the face amount of the base policy if the Coverage Guarantee Rider is attached to a policy;

4) An Additional Insured Term rider can not be added or increased after the Issue Date on a policy with the Coverage Guarantee Rider.

The Coverage Guarantee rider will expire on the earliest of the following events:

1) At the end of the latest coverage period available under the rider;

2) Failure to meet the cumulative premium requirements for both Lifetime Coverage and Extended Coverage;

3) The date the Policy terminates;

4) Upon your written request;

5) Violation of any investment rules or restrictions in place at the Issue Date (currently, there are no investment restrictions);

6) An elective face amount increase on the policy

7) A death benefit option change

8) Adding the Additional Insured Term rider after the policy issue date.

.. Guaranteed Insurability Rider

This rider provides the option to increase the face amount of the policy on the policy anniversaries following the attainment of ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the face amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to insureds 38 years old and younger.


POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy Loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will reduce your


                                 27  PROSPECTUS

Policy Value and will reduce the Death Proceeds. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 3.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 4.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and both the Safety Net premium guarantee and Coverage Guarantee rider are not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000

                                       :

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not


                                 28  PROSPECTUS
taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See "Overloan Protection Rider" on page 26.) Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.

The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:

 EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
Face Account =                 $100,000
Annual Premium =               $  4,700
Policy Value =                 $  4,300
Surrender Charge =             $  2,098
Net Surrender Value =          $  2,202



PARTIAL WITHDRAWAL.  General.  While the Policy is in force, you may receive a
                     --------
portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three. We deduct a partial withdrawal service fee of $25 from the remaining Policy Value for a partial withdrawal.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

The following are examples of calculations as discussed above:

   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
           DEATH BENEFIT OPTION 1
PRIOR TO PARTIAL WITHDRAWAL
Policy Value                      $  8,600
Net Cash Surrender Value          $  6,649
Face Amount                       $100,000
Death Benefit                     $100,000
Partial Withdrawal                $  1,000
AFTER PARTIAL WITHDRAWAL
Policy Value                      $  7,575
Net Cash Surrender Value          $  5,624
Face Amount                       $ 99,000
Death Benefit                     $ 99,000


   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
           DEATH BENEFIT OPTION 2
PRIOR TO PARTIAL WITHDRAWAL
Policy Value                      $  8,600
Net Cash Surrender Value          $  6,649
Face Amount                       $100,000
Death Benefit                     $108,600
Partial Withdrawal                $  1,000
AFTER PARTIAL WITHDRAWAL
Policy Value                      $  7,575
Net Cash Surrender Value          $  5,624
Face Amount                       $100,000
Death Benefit                     $107,575


    EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
             DEATH BENEFIT OPTION 1
Initial Face Amount                  $100,000
Increase in Year 2 Face Amount       $200,000
Total Policy Year 3 Face
Amount                               $300,000
PRIOR TO PARTIAL WITHDRAWAL
Policy Value                         $ 12,700
Net Cash Surrender Value             $  7,148
Death Benefit                        $300,000
Partial Withdrawal                   $  1,000
AFTER PARTIAL WITHDRAWAL
Policy Value                         $ 11,675
Net Cash Surrender Value             $  6,123
Initial Face Amount                  $100,000
Increase Face Amount                 $199,000
Total Face Amount                    $299,000
Death Benefit                        $299,000




                                 29  PROSPECTUS

Effect on Rider Benefits. A partial withdrawal will decrease cumulative premiums
-------------------------
paid into your Policy and as a result may impact the Coverage Guarantee Rider. Riders do not impact the ability to take partial withdrawals.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 2%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the two Settlement Options described below:

  Option A - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option B - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 121 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 121st birthday, we will waive any cost of insurance charge, administrative


                                 30  PROSPECTUS
expense charge, mortality and expense risk charge, or policy fee.


LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium or Coverage Guarantee Rider is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional premium may be paid during the Grace Period to assure the Safety Net Premium guarantee and Coverage Guarantee Rider (if in force).

At least 61 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 23. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.

The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three additional Safety Net premiums. The Coverage Guarantee Rider cannot be reinstated if the Policy lapses.

You cannot reinstate the Policy once it has been surrendered.


CANCELLATION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within thirty-one (31) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. If you cancel your policy during this period, the greater of a) all Premiums or
b) Policy Value less any Policy Debt will be returned to you. We also reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 31 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by riders, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of


                                 31  PROSPECTUS
your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $10.00 per month, and we guarantee that we will never raise it to more than $15.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 121.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years, and varies based on the Face Amount. The current monthly Administrative Expense Charge is tiered such that $0.09 per $1,000 is charged on the first $100,000 of Face Amount, and $0.03 per $1,000 is charged on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured's age 121.


MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the current monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the current annual rate is 0.15%. The guaranteed monthly mortality and expense risk charge is calculated at an annual rate of 0.70% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.30% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 121.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month.
 The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 9 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                        $100,000
Death Benefit Option                                      1
Policy Value on the Current Monthly Activity Day   $ 30,000
Insured's Attained Age                                   45
Corridor Percentage                                     215%
Death Benefit                                      $100,000


On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 X 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% X $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge


                                 32  PROSPECTUS
covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance
rate.   Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2001 Commissioners Standard Ordinary ("2001 CSO") Smoker and Non-Smoker Mortality Table, based on the Insured's sex, smoker status, and age.

Beginning on the Policy Anniversary following the Insured's 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to
0.25% annually of net assets.    We receive Rule 12b-1 fees or service fees
directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                                                                $20.98
Male Smoker                                                                    $25.30
Female Non-Smoker                                                              $17.39
Female Smoker                                                                  $19.68
Unisex Non-Smoker                                                              $20.26
Unisex Smoker                                                                  $24.18


Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,098.00.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $49.00 per thousand.

If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage


                                 33  PROSPECTUS
rates would apply if the Insured were 45 years old when your Policy was issued:

                      MALE,    MALE,    FEMALE,    FEMALE,   UNISEX,  UNISEX
                    NONSMOKER  SMOKER  NONSMOKER   SMOKER   NONSMOKER SMOKER
      POLICY YEAR    AGE 45    AGE 45    AGE 45    AGE 45     AGE 45   AGE 45
      -----------    ------    ------    ------    ------     ------   -----
           1          100%      100%      100%      100%       100%    10
           2           93%       93%       93%       93%        93%     9
           3           87%       87%       87%       87%        87%     8
           4           82%       82%       82%       82%        82%     8
           5           77%       77%       77%       77%        77%     7
           6           71%       73%       73%       73%        71%     7
           7           59%       60%       68%       64%        59%     6
           8           46%       46%       54%       50%        46%     4
           9           32%       31%       38%       35%        32%     3
          10           18%       15%       20%       19%        18%     1
          11+           0%        0%        0%        0%         0%


Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,237.82 ($2,098.00 X 59%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

Partial Withdrawal Service Fee. We do not assess a surrender charge for a
-------------------------------
partial withdrawal. We do, however, subtract a partial withdrawal service fee of $25 for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.


                                 34  PROSPECTUS

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS.  We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.   Allstate Life Insurance Company
of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940
S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 82656, Lincoln, NE 68501-2656. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets.
 To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies.
 Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges.
 We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally


                                 35  PROSPECTUS
required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 37.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI"). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the


                                 36  PROSPECTUS
premiums or other amounts the employer paid for the policy will be treated as income unless:

.. the insured was an employee within 12 months of death;

.. proceeds are paid to the insured's beneficiary;

.. proceeds are used to buy back any equity interest owned by the insured at the time of death; or

.. the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

.. more than 5% owners;

.. directors; and

.. anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

.. more than 10% owners;

.. one of the five highest paid officers; or

.. among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in


                                 37  PROSPECTUS
the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


DISTRIBUTION
--------------------------------------------------------------------------------

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ALFS does not sell Policies directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies.
 Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any
additional Premiums thereafter.   In addition, we may pay a trail commission of
up to 0.60% of Policy Value on Policies that have been in force for at least one year. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ALFS paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.


                                 38  PROSPECTUS

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ALFS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ALFS a commission for distribution of the Policies. ALFS compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Susan L. Lees, General Counsel, Allstate New York.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2009, and the related statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 2009, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


                                 39  PROSPECTUS

ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES
--------------------------------------------------------------------------------

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on pages 41-43 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,167.00. The Safety Net Premium (see Safety Net Premium, page 12) for the illustrated Policy is $1,136.40.
 Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on page 41 assumes current charges and cost of insurance rates, while the illustration on page 42assumes maximum guaranteed charges and cost of insurance rates (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.79%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first ten Policy Years is an annual rate of 0.55% of the average net assets of the Sub-Accounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $10.00 for the current illustrations and $15.00 for the guaranteed illustrations, and the monthly administrative expense fee of $9.00. The monthly policy fee currently is $10.00 and is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -0.79%, 5.21%, and 11.21%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.79%, 5.21%, and 11.21%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Taxes," page 35.)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.


                                 40  PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1


                 CURRENT COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS        6% GROSS         12% GROSS
                    -.79% NET       5.21% NET        11.21% NET
       1             120,000         120,000            120,000
       2             120,000         120,000            120,000
       3             120,000         120,000            120,000
       4             120,000         120,000            120,000
       5             120,000         120,000            120,000
       6             120,000         120,000            120,000
       7             120,000         120,000            120,000
       8             120,000         120,000            120,000
       9             120,000         120,000            120,000
       10            120,000         120,000            120,000
       15            120,000         120,000            120,000
  20 (Age 65)        120,000         120,000            135,109
  30 (Age 75)        120,000         120,000            360,518
  40 (Age 85)             **         192,598          1,023,970
  55 (Age 100)            **         414,028          4,598,946




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR   0% GROSS   6% GROSS   12% GROSS     POLICY YEAR    0% GROSS   6% GROSS   12% GROSS
               -.79% NET  5.21% NET  11.21% NET                   -.79% NET  5.21% NET  11.21% NET
      1          1,502       1,613       1,719          1               -           -           -
      2          2,966       3,277       3,596          2             625         935       1,255
      3          4,392       5,000       5,655          3           2,202       2,810       3,465
      4          5,787       6,791       7,921          4           3,722       4,727       5,857
      5          7,145       8,649      10,413          5           5,207       6,710       8,474
      6          8,473      10,582      13,160          6           6,685       8,795      11,373
      7          9,773      12,597      16,195          7           8,288      11,112      14,709
      8         11,044      14,696      19,545          8           9,866      13,538      18,387
      9         12,293      16,891      23,256          9          11,487      16,085      22,450
     10         13,510      19,177      27,357         10          13,057      18,724      26,904
     15         19,861      33,239      57,128         15          19,861      33,239      57,128
 20 (Age 65)    24,869      50,605     108,031    (20 (Age 65)     24,869      50,605     108,031
 30 (Age 75)    25,785      99,201     336,932     30 (Age 75)     25,785      99,201     336,932
 40 (Age 85)        **     183,427     975,209     40 (Age 85)         **     183,427     975,209
55 (Age 100)        **     409,929   4,553,412    55 (Age 100)         **     409,929   4,553,412



Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment


                                 41  PROSPECTUS
   rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1


               GUARANTEED COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS        6% GROSS         12% GROSS
                    -.79% NET       5.21% NET        11.21% NET
       1             120,000         120,000            120,000
       2             120,000         120,000            120,000
       3             120,000         120,000            120,000
       4             120,000         120,000            120,000
       5             120,000         120,000            120,000
       6             120,000         120,000            120,000
       7             120,000         120,000            120,000
       8             120,000         120,000            120,000
       9             120,000         120,000            120,000
       10            120,000         120,000            120,000
       15            120,000         120,000            120,000
  20 (Age 65)        120,000         120,000            121,846
  30 (Age 75)        120,000         120,000            319,083
  40 (Age 85)             **         137,664            887,341
  55 (Age 100)            **         293,728          3,809,813




                 POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                   ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                   NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR   0% GROSS   6% GROSS   12% GROSS     POLICY YEAR    0% GROSS   6% GROSS   12% GROSS
               -.79% NET  5.21% NET  11.21% NET                   -.79% NET  5.21% NET  11.21% NET
      1          1,440       1,548       1,652          1               -           -           -
      2          2,840       3,143       3,454          2             499         801       1,112
      3          4,202       4,790       5,425          3           2,011       2,600       3,235
      4          5,530       6,499       7,591          4           3,465       4,435       5,527
      5          6,821       8,269       9,968          5           4,882       6,330       8,030
      6          8,069      10,095      12,574          6           6,282       8,308      10,786
      7          9,269      11,975      15,426          7           7,784      10,490      13,940
      8         10,413      13,904      18,545          8           9,225      12,746      17,387
      9         11,497      15,880      21,958          9          10,691      15,075      21,152
     10         12,509      17,895      25,687         10          12,055      17,442      25,233
     15         17,319      29,808      52,310         15          17,319      29,808      52,310
 20 (Age 65)    19,668      43,264      97,143    (20 (Age 65)     19,668      43,264      97,143
 30 (Age 75)    10,476      76,063     298,209     30 (Age 75)     10,476      76,063     298,209
 40 (Age 85)        **     131,108     845,087     40 (Age 85)         **     131,108     845,087
55 (Age 100)        **     290,820   3,772,092    55 (Age 100)         **     290,820   3,772,092





                                 42  PROSPECTUS

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                                 43  PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

ATTAINED AGE - The Insured's age at the last Policy Anniversary.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent
Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

COMPANY - Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is covered by your Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY ACTIVITY DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - An index applied to measure the net investment performance of a sub-account from one valuation date to the next. It is used to determine the policy value of a sub-account in any valuation period.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The amount you would receive upon surrender of this policy, equal to the surrender value less any policy debt.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net


                                 44  PROSPECTUS

Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

                      WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-268-5619 to ask us questions, request information about the Policy, and obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission ("SEC"). The current SAI is dated April 30, 2010. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.

We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC's public reference room in Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http:// www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-0102.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   333-148225

                                   811-21250


                                 45  PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                        TOTALACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: April 30, 2010

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


   This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.



                   Allstate Life Insurance Company of New York
                                 P. O. Box 82565
                             Lincoln, NE 68501-2656


              The Date of this Statement of Additional Information
                 and of the related Prospectus is April 30, 2010

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER
VALUES......................................................

                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

           Allstate Life of New York Variable Life Separate Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York. We are the custodian of the assets of the Allstate Life of New York Variable Life Separate Account A. Our principal place of business address is listed above.

                                     EXPERTS

     The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of Allstate Life of New York Variable Life Separate Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.


                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

         Allstate New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                                 2002    2003     2004     2005     2006      2007     2008    2009
=============================================== ======= ======== ======== ======== ======== ========= ======= ========
=============================================== ======= ======== ======== ======== ======== ========= ======= ========
Commission paid to ALFS that were paid to         0        0        0        0        0        0        0        0
other broker-dealers and registered
representatives

Commission kept by ALFS                           0        0        0        0        0        0        0        0

Other fees paid to ALFS for distribution          0        0        0        0        0        0        0        0
services

                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

     The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2009, and the related statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 2009, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge, NY

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2009 and 2008, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2009. Our audits also included Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments-Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its recognition and presentation for other-than-temporary impairments of debt securities in 2009.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 12, 2010

ITEM 11(E).FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                -----------------------------
                                                                                  2009       2008      2007
($ IN THOUSANDS)                                                                --------  ---------  --------
REVENUES
Premiums (net of reinsurance ceded of $29,907, $18,215 and $21,020)............ $ 47,659  $  59,248  $ 69,124
Contract charges (net of reinsurance ceded of $25,999, $18,780 and
  $21,158).....................................................................   51,834     61,108    59,530
Net investment income..........................................................  372,395    402,931   386,738
Realized capital gains and losses:
   Total other-than-temporary impairment losses................................  (52,207)  (117,790)   (6,793)
   Portion of loss recognized in other comprehensive income....................    1,131         --        --
                                                                                --------  ---------  --------
       Net other-than-temporary impairment losses recognized in
         earnings..............................................................  (51,076)  (117,790)   (6,793)
   Sales and other realized capital gains and losses...........................  196,544     40,585     5,962
                                                                                --------  ---------  --------
       Total realized capital gains and losses.................................  145,468    (77,205)     (831)
                                                                                --------  ---------  --------
                                                                                 617,356    446,082   514,561
COSTS AND EXPENSES
Contract benefits (net of reinsurance ceded of $5,510, $40,307 and
  $16,913).....................................................................  170,075    184,192   181,803
Interest credited to contractholder funds (net of reinsurance ceded of $8,757,
  $10,485 and $13,058).........................................................  201,549    191,208   177,407
Amortization of deferred policy acquisition costs..............................  148,450     17,778    53,445
Operating costs and expenses...................................................   41,183     40,869    37,624
                                                                                --------  ---------  --------
                                                                                 561,257    434,047   450,279
(Loss) gain on disposition of operations.......................................       --       (358)      429
                                                                                --------  ---------  --------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE...............................   56,099     11,677    64,711
Income tax expense.............................................................   19,729      4,005    22,802
                                                                                --------  ---------  --------
NET INCOME.....................................................................   36,370      7,672    41,909

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
Change in unrealized net capital gains and losses..............................  153,340   (174,102)  (12,850)
                                                                                --------  ---------  --------
COMPREHENSIVE INCOME (LOSS).................................................... $189,710  $(166,430) $ 29,059
                                                                                ========  =========  ========


                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF FINANCIAL POSITION

                                                                                    DECEMBER 31,
                                                                               ----------------------
                                                                                  2009        2008
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                        ----------  ----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $6,073,235 and
     $5,776,451).............................................................. $6,073,765  $5,496,365
   Mortgage loans.............................................................    543,007     700,268
   Equity securities, at fair value (cost $100,168 and $--)...................    123,311          --
   Short-term, at fair value (amortized cost $348,456 and $409,737)...........    348,453     409,802
   Policy loans...............................................................     40,569      39,672
   Other......................................................................     10,292       2,478
                                                                               ----------  ----------
       Total investments......................................................  7,139,397   6,648,585
Cash..........................................................................      8,977       4,965
Deferred policy acquisition costs.............................................    213,325     538,248
Reinsurance recoverables......................................................    327,173     367,957
Accrued investment income.....................................................     69,557      61,581
Current income taxes receivable...............................................     18,032          --
Deferred income taxes.........................................................         --      65,397
Other assets..................................................................     24,686      64,440
Separate Accounts.............................................................    587,044     533,760
                                                                               ----------  ----------
              TOTAL ASSETS.................................................... $8,388,191  $8,284,933
                                                                               ==========  ==========
LIABILITIES
Contractholder funds.......................................................... $4,990,879  $5,086,965
Reserve for life-contingent contract benefits.................................  1,875,579   1,953,157
Deferred income taxes.........................................................     37,887          --
Current income taxes payable..................................................         --      12,769
Other liabilities and accrued expenses........................................    180,061     172,286
Payable to affiliates, net....................................................      6,591       8,457
Reinsurance payable to parent.................................................      3,266         971
Separate Accounts.............................................................    587,044     533,760
                                                                               ----------  ----------
              TOTAL LIABILITIES...............................................  7,681,307   7,768,365
                                                                               ----------  ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and
  outstanding.................................................................      2,500       2,500
Additional capital paid-in....................................................    140,529     140,000
Retained income...............................................................    539,805     482,982
Accumulated other comprehensive income (loss):
   Unrealized net capital gains and losses:
       Unrealized net capital losses on fixed income securities with OTTI.....     (2,452)         --
       Other unrealized net capital gains and losses..........................     18,038    (180,877)
       Unrealized adjustment to DAC, DSI and insurance reserves...............      8,464      71,963
                                                                               ----------  ----------
          Total unrealized net capital gains and losses.......................     24,050    (108,914)
                                                                               ----------  ----------
              Total accumulated other comprehensive income (loss).............     24,050    (108,914)
                                                                               ----------  ----------
              TOTAL SHAREHOLDER'S EQUITY......................................    706,884     516,568
                                                                               ----------  ----------
              TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...................... $8,388,191  $8,284,933
                                                                               ==========  ==========

                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                             2009       2008      2007
($ IN THOUSANDS)                                          ---------  ---------  --------
COMMON STOCK............................................. $   2,500  $   2,500  $  2,500
                                                          ---------  ---------  --------

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year...............................   140,000    140,000   140,000
Forgiveness of payable due to an affiliate (see Note 4)..       529         --        --
                                                          ---------  ---------  --------
Balance, end of year.....................................   140,529    140,000   140,000
                                                          ---------  ---------  --------
RETAINED INCOME
Balance, beginning of year...............................   482,982    473,184   432,458
Net income...............................................    36,370      7,672    41,909
Cumulative effect of change in accounting principle......    20,376         --    (1,183)
Forgiveness of payable due to an affiliate (see Note 4)..        77         --        --
Gain on purchase of investments from parent (see Note 4).        --      2,126        --
                                                          ---------  ---------  --------
Balance, end of year.....................................   539,805    482,982   473,184
                                                          ---------  ---------  --------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of year...............................  (108,914)    65,188    78,038
Cumulative effect of change in accounting principle......   (20,376)        --        --
Change in unrealized net capital gains and losses........   153,340   (174,102)  (12,850)
                                                          ---------  ---------  --------
Balance, end of year.....................................    24,050   (108,914)   65,188
                                                          ---------  ---------  --------

TOTAL SHAREHOLDER'S EQUITY............................... $ 706,884  $ 516,568  $680,872
                                                          =========  =========  ========


                      See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                            YEAR ENDED DECEMBER 31,
                                                                       ---------------------------------
                                                                           2009        2008       2007
($ IN THOUSANDS)                                                       -----------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................ $    36,370  $   7,672  $  41,909
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization and other non-cash items..............................     (50,399)   (80,807)   (75,534)
   Realized capital gains and losses..................................    (145,468)    77,205        831
   Loss (gain) on disposition of operations...........................          --        358       (429)
   Interest credited to contractholder funds..........................     201,549    191,208    177,407
   Changes in:
       Policy benefit and other insurance reserves....................     (20,919)    (7,034)    13,877
       Deferred policy acquisition costs..............................     115,890    (33,612)     5,871
       Income taxes...................................................     (10,125)       383         69
       Other operating assets and liabilities.........................     (21,232)   (16,998)   (39,455)
                                                                       -----------  ---------  ---------
          Net cash provided by operating activities...................     105,666    138,375    124,546
                                                                       -----------  ---------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
   Fixed income securities............................................   1,850,519    640,634    409,552
   Equity securities..................................................         204         --         --
   Mortgage loans.....................................................      12,580     12,175         --
Investment collections
   Fixed income securities............................................     309,185    162,268    108,565
   Mortgage loans.....................................................     141,726     52,030     61,128
Investment purchases
   Fixed income securities............................................  (2,250,840)  (668,526)  (762,846)
   Equity securities..................................................    (100,215)        --         --
   Mortgage loans.....................................................     (10,000)   (41,141)   (77,854)
Change in short-term investments, net.................................      95,366   (421,483)    55,621
Change in policy loans and other investments, net.....................      21,425      7,585      2,509
Disposition of operations.............................................          --     (2,500)      (243)
                                                                       -----------  ---------  ---------
          Net cash provided by (used in) investing activities.........      69,950   (258,958)  (203,568)
                                                                       -----------  ---------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits..........................................     296,991    615,564    542,517
Contractholder fund withdrawals.......................................    (468,595)  (497,372)  (463,229)
                                                                       -----------  ---------  ---------
          Net cash (used in) provided by financing activities.........    (171,604)   118,192     79,288
                                                                       -----------  ---------  ---------

NET INCREASE (DECREASE) IN CASH.......................................       4,012     (2,391)       266
CASH AT BEGINNING OF YEAR.............................................       4,965      7,356      7,090
                                                                       -----------  ---------  ---------
CASH AT END OF YEAR................................................... $     8,977  $   4,965  $   7,356
                                                                       ===========  =========  =========


                      See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL

  BASIS OF PRESENTATION

   The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  NATURE OF OPERATIONS

   The Company sells life insurance, retirement and investment products, and voluntary accident and health insurance to customers in the State of New York. The principal products are fixed annuities; traditional, interest-sensitive and variable life insurance; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.

                                                   2009     2008     2007
     ($ IN THOUSANDS)                             ------- -------- --------
     PREMIUMS
     Traditional life insurance/(1)/............. $20,159 $ 29,597 $ 24,997
     Immediate annuities with life contingencies.  17,934   21,451   37,491
     Accident and health.........................   9,566    8,200    6,636
                                                  ------- -------- --------
     TOTAL PREMIUMS..............................  47,659   59,248   69,124

     CONTRACT CHARGES
     Interest-sensitive life insurance/(1)/......  47,071   54,972   51,155
     Fixed annuities.............................   4,763    6,136    8,375
                                                  ------- -------- --------
     TOTAL CONTRACT CHARGES......................  51,834   61,108   59,530
                                                  ------- -------- --------
     TOTAL PREMIUMS AND CONTRACT CHARGES......... $99,493 $120,356 $128,654
                                                  ======= ======== ========

--------
(1)Beginning in 2008, certain ceded reinsurance premiums previously included as a component of traditional life insurance premiums were reclassified prospectively to be reported as a component of interest-sensitive life insurance contract charges. In 2007, these ceded reinsurance premiums were $2.5 million.

   The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), specialized structured settlement brokers and, through March 31, 2010, financial services firms, such as banks and broker-dealers. Effective March 31, 2010, the Company will no longer wholesale or provide distribution support to banks and broker-dealers. Although the Company will continue to service inforce contracts sold through these channels, the Company will no longer solicit new sales through the Company's direct relationships with banks and broker-dealers. Certain of the Company's master brokerage agencies and independent agents may continue to wholesale the Company's products to banks and broker-dealers through their relationships.

   The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads or equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

   The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   Fixed income securities include bonds, asset-backed securities ("ABS"), residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI") and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

   Equity securities include index-based securities. Equity securities are classified as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

   Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

   Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at the respective unpaid principle balances. Other investments consist of a note due from a related party and derivative financial instruments.

   Investment income consists primarily of interest and dividends, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for certain asset backed-securities, residential mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For beneficial interests in securitized financial assets not of high credit quality, the effective yield is recalculated on a prospective basis. For all other asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities, the effective yield is recalculated on a retrospective basis. For other-than-temporarily impaired fixed income securities, the effective yield method utilizes the difference between the amortized cost basis at impairment and the cash flows expected to be collected. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable.

   Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value and periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

   The Company recognizes other-than-temporary impairment losses on fixed income securities when the decline in fair value is deemed other than temporary including when the Company has made the decision to sell or it is more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis. Additionally, if the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in other comprehensive income ("OCI"). Fixed income securities subject to other-than-temporary impairment write-downs continue to earn investment income when future expected payments are reasonably estimable, and any discount or premium is recognized using the effective yield method over the expected life of the security; otherwise income recognition is discontinued. The Company recognizes other-than-temporary impairment losses on equity securities when the decline in fair value is deemed other than temporary including when the Company does not have a positive intent and ability to hold an impaired security until recovery.

  DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

   Derivative financial instruments include interest rate swaps and caps, foreign currency swaps, and a re-investment related risk transfer reinsurance agreement with ALIC that meet the accounting definition of a derivative (see
Note 4). Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in reinsured variable annuity contracts (see Note 7).

   All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in annuity product contracts and subject to bifurcation is reported in contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks respectively within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

   When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for the fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. In the case of a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.

   Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

   Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

   When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied.

   Non-hedge derivative financial instruments Based upon the type of derivative instrument and strategy, the income statement effects, including fair value gains and losses and accrued periodic settlements, of derivatives for which hedge accounting is not applied are reported in a single line item with the results of the associated risk.

  SECURITIES LOANED

   The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

   The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large banks.

  RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

   Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

   Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

   Interest sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenues when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

   Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

   Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

   Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements, and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

   Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. Amortization of DAC is included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income and is described in more detail below. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

   For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

   For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance and uses rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to results of operations when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

   AGP and EGP consist primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses, and hedges if applicable. For products exposed to investment credit losses in excess of the Company's expectations that may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the higher credit losses.

   The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

   The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes detemined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

   Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing life or investment contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions that are determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contract continue to be deferred and amortized in connection with the replacement contract. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contract is treated as a revision to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC and benefit reserves that result from the replacement contract are treated as prospective revisions. Any costs associated with the issuance of the replacement contract are characterized as maintenance costs and expensed as incurred.

   Internal replacement transactions that are determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to the Statements of Operations and Comprehensive Income.

  REINSURANCE

   In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note
9). The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

   The Company has a reinsurance treaty with ALIC through which it primarily cedes re-investment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 4).

  INCOME TAXES

   The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, DAC, differences in tax bases of invested assets and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

   The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

  CONTRACTHOLDER FUNDS

   Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life and fixed annuities. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for certain guarantees on reinsured variable annuity contracts.

  SEPARATE ACCOUNTS

   Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

   Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured to Prudential beginning in 2006.

  ADOPTED ACCOUNTING STANDARDS

  Recognition and Presentation of Other-Than-Temporary Impairments

   In April 2009, the FASB issued new accounting guidance for the recognition of other-than-temporary impairments ("OTTI") of debt securities. If the fair value of a debt security is less than its amortized cost basis at the reporting date, an entity shall assess whether the impairment is an OTTI. When an entity intends to sell an impaired security or more likely than not will be required to sell an impaired security before recovery of its amortized cost basis, an OTTI is recognized in earnings. If the entity does not expect to recover the entire amortized cost basis of an impaired debt security, even if it does not intend to sell the security and it is not more likely than not that it would be required to sell the security before recovery of its amortized cost basis, the entity must consider, based upon an estimate of the present value of cash flows expected to be collected on the debt security as compared to its amortized cost basis, whether a credit loss exists. The portion of the total OTTI related to a credit loss shall be recognized in earnings while the portion of the total OTTI related to factors other than credit shall be recognized in OCI. The statement of operations is required to present the total OTTI with an offset for the amount of the total OTTI that is recognized in OCI. The statement disclosing accumulated other comprehensive income ("AOCI") is required to separately present amounts recognized for debt securities for which a portion of an OTTI has been recognized in earnings.

   The new guidance expands disclosure requirements for both debt and equity securities and requires a more detailed, risk-oriented breakdown of security types and related information. In addition, new disclosures are required about significant inputs used in determining credit losses as well as a rollforward of credit losses. The disclosures are not required for earlier periods presented for comparative purposes. The new guidance applies to existing and new investments held as of the beginning of the period of adoption.

   The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption resulted in the reclassification of $44.9 million of previously recorded OTTI write-downs from retained income to unrealized capital losses. The cumulative effect of adoption, net of related DAC, DSI and tax adjustments, was an increase in retained income of $20.4 million and a decrease in unrealized net capital gains and losses of $20.4 million. The adoption did not have an impact on the Company's Statement of Operations and Comprehensive Income. The effect of the adoption on net income for the 2009 period after adoption is not determinable. The accounting standard incorporates management's intent as a critical component to the determination of the amount recorded and this assessment process was changed as of April 1, 2009 to an intent to sell model from an intent to hold model.

  Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly

   In April 2009, the FASB issued new accounting guidance relating to fair value measurements to provide additional guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased. Guidance on identifying circumstances that indicate a transaction is not orderly is also provided. If it is concluded that there has been a significant decrease in the volume and level of market activity for an asset or liability in relation to normal market activity, transaction or quoted prices may not be determinative of fair value and further analysis of transaction or quoted prices may be necessary. Determination of whether a transaction is orderly is based on the weight of relevant evidence.

   The disclosure requirements are expanded to include the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs during the reporting period. Disclosures of assets and liabilities measured at fair value are to be presented by major security type. Disclosures are not required for earlier periods presented for comparative purposes. Revisions resulting from a change in valuation technique or its application shall be accounted for as a change in accounting estimate and disclosed, along with the total effect of the change in valuation technique and related inputs, if practicable, by major category. The Company adopted the provisions of the new guidance as of April 1, 2009. The adoption had no effect on the Company's results of operations or financial position.

  Disclosures about Derivative Instruments and Hedging Activities

   In March 2008, the FASB issued new accounting guidance, which amends and expands the disclosure requirements for derivatives. The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position, results of operations, and cash flows. The standard requires quantitative disclosures about the potential cash outflows associated with the triggering of credit-risk-contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore the adoption as of March 31, 2009 had no impact on the Company's results of operations or financial position.

  PENDING ACCOUNTING STANDARD

  Disclosures about Fair Value Measurements

   In January 2010, the FASB issued new accounting guidance which expands disclosure requirements relating to fair value measurements. The guidance adds requirements for disclosing amounts of and reasons for significant transfers into and out of Levels 1 and 2 and requires gross rather than net disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. The guidance also provides clarification that fair value measurement disclosures are required for each class of assets and liabilities. Disclosures about the valuation techniques and inputs used to measure fair value for measurements that fall in either Level 2 or Level 3 are also required. The new disclosures and clarifications of existing disclosures are effective for periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements, which are required for fiscal years beginning after December 15, 2010. Disclosures are not required for earlier periods presented for comparative purposes. The new guidance affects disclosures only and therefore its adoption will have no impact on the Company's results of operations or financial position.

3. SUPPLEMENTAL CASH FLOW INFORMATION

   Non-cash investment exchanges, including modifications of certain fixed income securities, totaled $53.6 million and $162 thousand for the years ended December 31, 2009 and 2007, respectively. There were no non-cash investment exchanges or modifications in 2008.

   Liabilities for collateral received in conjunction with the Company's securities lending business activities were $149.4 million, $117.3 million and $198.1 million at December 31, 2009, 2008 and 2007, respectively, and are reported in other liabilities and accrued expenses in the Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended
December 31 are as follows:

                                                  2009       2008       2007
($ IN THOUSANDS)                               ---------  ---------  ---------
NET CHANGE IN PROCEEDS MANAGED
Net change in fixed income securities......... $      --  $  36,778  $ (73,464)
Net change in short-term investments..........   (32,065)    44,063     74,812
                                               ---------  ---------  ---------
   Operating cash flow (used) provided........ $ (32,065) $  80,841  $   1,348
                                               =========  =========  =========

NET CHANGE IN LIABILITIES
Liabilities for collateral, beginning of year. $(117,297) $(198,138) $(199,486)
Liabilities for collateral, end of year.......  (149,362)  (117,297)  (198,138)
                                               ---------  ---------  ---------
   Operating cash flow provided (used)........ $  32,065  $ (80,841) $  (1,348)
                                               =========  =========  =========

   In 2009, the Company sold mortgage loans with a carrying value of $8.3 million to an affiliate in exchange for a note receivable with a principal sum equal to the mortgage loans (see Note 4). In addition, in 2009, a payable associated with postretirement benefit obligations due to AIC totaling $606 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.

4. RELATED PARTY TRANSACTIONS

  BUSINESS OPERATIONS

   The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company (see Note 14) were $50.4 million, $54.3 million and $54.5 million in 2009, 2008 and 2007, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

  STRUCTURED SETTLEMENT ANNUITIES

   The Company issued $9.1 million, $12.9 million and $12.7 million of structured settlement annuities, a type of immediate annuity, in 2009, 2008 and 2007, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $806 thousand, $866 thousand and $1.5 million relate to structured settlement annuities with life contingencies and are included in premium income for 2009, 2008 and 2007, respectively.

   In most cases, these annuities were issued under a "qualified assignment" whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

   Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlements in matters involving AIC, were $1.99 billion and $1.97 billion at December 31, 2009 and 2008, respectively.

  BROKER-DEALER AGREEMENTS

   The Company has a service agreement with Allstate Distributors, LLC. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed annuities sold by the Company to unaffiliated financial services firms. In return for these services, the Company recorded commission expense of $2.5 million, $4.1 million and $4.0 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $358 thousand, $838 thousand and $971 thousand of commission and other distribution expenses for the years ending December 31, 2009, 2008 and 2007, respectively.

  REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 9).

   In 2008, additional expenses were recorded relating to a rescission of reinsurance coverage due to the nonpayment of premium for certain traditional and interest-sensitive life insurance policies reinsured to ALIC in accordance with an agreement between the Company and ALIC (the "rescission"). The rescission resulted in a reduction to 2008 net income of $4.1 million, which included contract benefits of $7.1 million, accretion of DAC of $876 thousand and an income tax benefit of $2.2 million. The Company paid $8.7 million to ALIC in order to return amounts previously received from ALIC for ceded contract benefits on policies subject to the rescission of coverage.

   The Company has a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.4 million, $3.3 million and $3.2 million for the years ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, the carrying value of the structured settlement reinsurance treaty was $(5.1) million and $(1.8) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive Income as the treaty is recorded as a derivative instrument.

  INTERCOMPANY LOAN AGREEMENT

   The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2009 and 2008.

  NOTE RECEIVABLE-INVESTMENT SALE

   In September 2009, in accordance with an asset purchase agreement between the Company and Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, the Company sold to RBI mortgage loans with a carrying value of $8.3 million on the date of sale. As payment, RBI issued a 7.00% note due September 25, 2016 to the Company for the same amount. As security for the performance of RBI's obligations under the agreement and note, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The note due from RBI is classified as other investments in the Statements of Financial Position. In 2009, the Company recorded net investment income of $154 thousand on the note due from RBI.

  INVESTMENT PURCHASE

   In September 2008, the Company purchased investments from its parent ALIC. The Company paid $199.1 million in cash for the investments, which included fixed income securities with a fair value on the date of sale of $197.5 million and $1.6 million of accrued investment income. Since the transaction was between affiliates under common control, the fixed income securities were recorded at the amortized cost basis on the date of sale of

$200.8 million. The difference between the fair value and the amortized cost basis of these investments on the date of sale, was recorded as an increase to retained income of $2.1 million after-tax ($3.3 million pre-tax).

  INCOME TAXES

   The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

  POSTRETIREMENT BENEFIT PLANS

   Effective September 30, 2009, the Corporation became the sponsor of a group medical plan and a group life insurance plan to provide covered benefits to certain retired employees ("postretirement benefits"). Prior to September 30, 2009, AIC was the sponsor of these plans. In connection with the change in the sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $606 thousand were forgiven. The forgiveness of this liability was recorded as an increase in additional capital paid-in of $529 thousand and an increase to retained income of $77 thousand.

5. INVESTMENTS

  FAIR VALUES

   The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                GROSS UNREALIZED
  ($ IN THOUSANDS)                  AMORTIZED  ------------------    FAIR
                                      COST      GAINS     LOSSES     VALUE
  -                                 ---------- -------- ---------  ----------
  AT DECEMBER 31, 2009
  U.S. government and agencies..... $  534,590 $ 51,977 $    (365) $  586,202
  Municipal........................    929,688   12,502   (63,780)    878,410
  Corporate........................  3,173,030  158,579   (60,407)  3,271,202
  Foreign government...............    241,141   50,715    (1,000)    290,856
  RMBS.............................    666,118   11,539   (25,985)    651,672
  CMBS.............................    472,835    1,884  (127,978)    346,741
  ABS..............................     46,588        5    (6,549)     40,044
  Redeemable preferred stock.......      9,245       --      (607)      8,638
                                    ---------- -------- ---------  ----------
     Total fixed income securities. $6,073,235 $287,201 $(286,671) $6,073,765
                                    ========== ======== =========  ==========

  AT DECEMBER 31, 2008
  U.S. government and agencies..... $  676,655 $241,196 $    (120) $  917,731
  Municipal........................    462,664    4,442   (81,725)    385,381
  Corporate........................  3,158,588   55,307  (326,758)  2,887,137
  Foreign government...............    262,307  109,235        --     371,542
  RMBS.............................    456,452    9,953   (26,360)    440,045
  CMBS.............................    721,707       --  (252,839)    468,868
  ABS..............................     28,788       --    (8,586)     20,202
  Redeemable preferred stock.......      9,290       --    (3,831)      5,459
                                    ---------- -------- ---------  ----------
     Total fixed income securities. $5,776,451 $420,133 $(700,219) $5,496,365
                                    ========== ======== =========  ==========

  SCHEDULED MATURITIES

   The scheduled maturities for fixed income securities are as follows at December 31, 2009:

                                                 AMORTIZED    FAIR
                                                   COST       VALUE
         ($ IN THOUSANDS)                        ---------- ----------
         Due in one year or less................ $  144,768 $  146,996
         Due after one year through five years..  1,602,668  1,662,456
         Due after five years through ten years.  1,255,890  1,357,590
         Due after ten years....................  2,357,203  2,215,007
                                                 ---------- ----------
                                                  5,360,529  5,382,049
         RMBS and ABS...........................    712,706    691,716
                                                 ---------- ----------
            Total............................... $6,073,235 $6,073,765
                                                 ========== ==========

   Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on RMBS and ABS, they are not categorized by contractual maturity. The CMBS are categorized by contractual maturity because they generally are not subject to prepayment risk.

  NET INVESTMENT INCOME

   Net investment income for the years ended December 31 is as follows:

                                              2009      2008      2007
      ($ IN THOUSANDS)                      --------  --------  --------
      Fixed income securities.............. $338,563  $362,671  $358,547
      Mortgage loans.......................   36,658    41,949    40,916
      Equity securities....................    1,751        --        --
      Short-term and other.................    5,038    12,949    14,487
                                            --------  --------  --------
         Investment income, before expense.  382,010   417,569   413,950
         Investment expense................   (9,615)  (14,638)  (27,212)
                                            --------  --------  --------
             Net investment income......... $372,395  $402,931  $386,738
                                            ========  ========  ========

  REALIZED CAPITAL GAINS AND LOSSES

   Realized capital gains and losses by security type for the years ended December 31 are as follows:

                                               2009      2008      2007
       ($ IN THOUSANDS)                      --------  --------  -------
       Fixed income securities.............. $114,122  $(55,775) $ 3,614
       Mortgage loans.......................   (5,327)   (2,049)     (86)
       Equity securities....................      110        --       --
       Derivatives..........................   36,526   (19,381)  (4,359)
       Other................................       37        --       --
                                             --------  --------  -------
          Realized capital gains and losses. $145,468  $(77,205) $  (831)
                                             ========  ========  =======

   Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

                                               2009       2008      2007
     ($ IN THOUSANDS)                        --------  ---------  -------
     Impairment write-downs/(1)/............ $(30,255) $ (38,528) $    --
     Change in intent write-downs/(2)/......  (20,821)   (79,262)  (6,793)
                                             --------  ---------  -------
     Net OTTI losses recognized in earnings.  (51,076)  (117,790)  (6,793)
     Sales..................................  160,294     59,966   10,321
     Valuation of derivative instruments....   29,831    (29,525)  (8,166)
     Settlement of derivative instruments...    6,419     10,144    3,807
                                             --------  ---------  -------
        Realized capital gains and losses... $145,468  $ (77,205) $  (831)
                                             ========  =========  =======

--------
(1)Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.
(2)Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

   Gross gains of $180.8 million, $62.4 million and $2.9 million and gross losses of $23.1 million, $8.8 million and $6.3 million were realized on sales of fixed income securities during 2009, 2008 and 2007, respectively.

   Other-than-temporary impairment losses by asset type for the year ended December 31 are as follows:

                                                           2009
     ($ IN THOUSANDS)                          ---------------------------
                                                         INCLUDED
                                                 TOTAL    IN OCI     NET
     -                                         --------  -------- --------
     Fixed income securities:
        Municipal............................. $ (2,298) $    --  $ (2,298)
        Corporate.............................  (17,993)    (938)  (18,931)
        RMBS..................................   (6,494)   3,895    (2,599)
        CMBS..................................  (19,458)  (1,826)  (21,284)
                                               --------  -------  --------
            Total fixed income securities.....  (46,243)   1,131   (45,112)
     Mortgage loans...........................   (5,950)      --    (5,950)
     Equity securities........................      (14)      --       (14)
                                               --------  -------  --------
     Other-than-temporary impairment losses... $(52,207) $ 1,131  $(51,076)
                                               ========  =======  ========

   The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income for fixed income securities at December 31, 2009, which were not included in earnings, are presented in the following table. The amount excludes $8.7 million of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

                          ($ IN THOUSANDS)
                             Corporate..... $ (1,197)
                             RMBS..........  (11,296)
                                            --------
                               Total....... $(12,493)
                                            ========

   A rollforward of the amount recognized in earnings related to credit losses for fixed income securities is presented in the following table.

($ IN THOUSANDS)
Beginning balance of cumulative credit loss for securities held at April 1, 2009........ $(33,493)
Additional credit loss for securities previously other-than-temporarily impaired........   (3,328)
Additional credit loss for securities not previously other-than-temporarily impaired....  (17,665)
Reduction in credit loss for securities disposed or collected...........................   28,993
Reduction in credit loss for securities other-than-temporarily impaired to fair value...       --
Change in credit loss due to accretion of increase in cash flows and time value of cash
  flows for securities previously other-than-temporarily impaired.......................       --
                                                                                         --------
Ending balance at December 31, 2009..................................................... $(25,493)
                                                                                         ========

   The Company uses its best estimate of future cash flows expected to be collected from the fixed income security discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition of the issue or issuer(s), expected defaults, expected recoveries, the value of underlying collateral and current subordination levels, vintage, geographic concentration, available reserves or escrows, third party guarantees and other credit enhancements. Additionally, other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The unrealized loss deemed to be related to factors other than credit remains classified in OCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to determine a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and is recorded in earnings.

UNREALIZED NET CAPITAL GAINS AND LOSSES

   Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                   GROSS UNREALIZED
                                                         FAIR     ------------------  UNREALIZED NET
                                                         VALUE     GAINS     LOSSES   GAINS (LOSSES)
($ IN THOUSANDS)                                       ---------- -------- ---------  --------------
AT DECEMBER 31, 2009
Fixed income securities/(1)/.......................... $6,073,765 $287,201 $(286,671)    $    530
Equity securities.....................................    123,311   23,143        --       23,143
Short-term investments................................    348,453        1        (4)          (3)
Derivative instruments................................         --      309        --          309
                                                                                         --------
   Unrealized net capital gains and losses, pre-tax...                                     23,979

Amounts recognized for:
   Insurance reserves/(2)/............................                                    (40,551)
   DAC and DSI/(3)/...................................                                     53,572
                                                                                         --------
   Amounts recognized.................................                                     13,021
   Deferred income taxes..............................                                    (12,950)
                                                                                         --------
   Unrealized net capital gains and losses, after-tax.                                   $ 24,050
                                                                                         ========

--------
(1)Unrealized net capital gains and losses for fixed income securities as of December 31, 2009 comprises $(3.8) million related to unrealized net capital losses on fixed income securities with OTTI and $4.3 million related to other unrealized net capital gains and losses.
(2)The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3)The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

                                                                   GROSS UNREALIZED
                                                         FAIR     ------------------  UNREALIZED NET
                                                         VALUE     GAINS     LOSSES   GAINS (LOSSES)
AT DECEMBER 31, 2008                                   ---------- -------- ---------  --------------
Fixed income securities............................... $5,496,365 $420,133 $(700,219)   $(280,086)
Short-term investments................................    409,802       77       (12)          65
Derivative instruments................................      1,749    1,749        --        1,749
                                                                                        ---------
   Unrealized net capital gains and losses, pre-tax...                                   (278,272)

Amounts recognized for:
   Insurance reserves.................................                                   (155,935)
   DAC and DSI........................................                                    266,647
                                                                                        ---------
   Amounts recognized.................................                                    110,712
   Deferred income taxes..............................                                     58,646
                                                                                        ---------
   Unrealized net capital gains and losses, after-tax.                                  $(108,914)
                                                                                        =========

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

   The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

                                                                2009       2008      2007
($ IN THOUSANDS)                                             ---------  ---------  --------
Fixed income securities..................................... $ 280,616  $(622,315) $ (2,683)
Equity securities...........................................    23,143         --        --
Short-term investments......................................       (68)        65        --
Derivative instruments......................................    (1,440)     2,515       126
                                                             ---------  ---------  --------
   Total....................................................   302,251   (619,735)   (2,557)

Amounts recognized for:
   Insurance reserves.......................................   115,384    105,911   (26,190)
   DAC and DSI..............................................  (213,075)   245,975     8,978
                                                             ---------  ---------  --------
       (Decrease) increase in amounts recognized............   (97,691)   351,886   (17,212)
   Deferred income taxes....................................   (71,596)    93,747     6,919
                                                             ---------  ---------  --------
   Increase (decrease) in unrealized net capital gains and
     losses................................................. $ 132,964  $(174,102) $(12,850)
                                                             =========  =========  ========

  PORTFOLIO MONITORING

   The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

   For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made a decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is deemed other than temporary and is recorded in earnings.

   If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates if it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security by comparing the estimated recovery value calculated by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, with the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss deemed to be related to other factors and recognized in OCI.

   For equity securities, the Company considers various factors, including whether the Company has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings. For equity securities managed by a third party, the Company has contractually retained its decision making authority as it pertains to selling equity securities that are in an unrealized loss position.

   The Company's portfolio monitoring process includes a quarterly review of all securities through a screening process which identifies instances where the fair value compared to amortized cost for fixed income securities and cost for equity securities is below established thresholds, and also includes the monitoring of other criteria such as ratings, ratings downgrades or payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities, or cost for equity securities; 2) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; and 3) the specific reasons that a security is in a significant unrealized loss position, including overall market conditions which could affect liquidity.

   The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position. There are no equity securities with gross unrealized losses as of December 31, 2009.

                                           LESS THAN 12 MONTHS             12 MONTHS OR MORE
                                     ------------------------------  ----------------------------    TOTAL
                                     NUMBER OF   FAIR     UNREALIZED NUMBER OF  FAIR    UNREALIZED UNREALIZED
                                      ISSUES     VALUE      LOSSES    ISSUES    VALUE     LOSSES     LOSSES
($ IN THOUSANDS)                     --------- ---------- ---------- --------- -------- ---------- ----------
AT DECEMBER 31, 2009
Fixed income securities
   U.S. government and agencies.....      9    $  209,201 $    (365)     --    $     -- $      --  $    (365)
   Municipal........................     31       258,153    (8,197)     46     244,537   (55,583)   (63,780)
   Corporate........................     83       401,910   (11,534)     77     343,942   (48,873)   (60,407)
   Foreign government...............      3        36,618    (1,000)     --          --        --     (1,000)
   RMBS.............................     24        68,199    (1,158)     41      81,536   (24,827)   (25,985)
   CMBS.............................      3        20,648      (339)     34     239,448  (127,639)  (127,978)
   ABS..............................      6        20,200      (105)      3      17,776    (6,444)    (6,549)
   Redeemable preferred stock.......     --            --        --       1       8,639      (607)      (607)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities/(1)/..    159    $1,014,929 $ (22,698)    202    $935,878 $(263,973) $(286,671)
                                        ===    ========== =========     ===    ======== =========  =========
Investment grade fixed income
 securities.........................    151    $  995,984 $ (19,518)    150    $837,804 $(227,091) $(246,609)
Below investment grade fixed income
 securities.........................      8        18,945    (3,180)     52      98,074   (36,882)   (40,062)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    159    $1,014,929 $ (22,698)    202    $935,878 $(263,973) $(286,671)
                                        ===    ========== =========     ===    ======== =========  =========
AT DECEMBER 31, 2008
Fixed income securities
   U.S. government and agencies.....      1    $   24,844 $    (120)     --    $     -- $      --  $    (120)
   Municipal........................     62       273,931   (75,612)      4      17,482    (6,113)   (81,725)
   Corporate........................    369     1,526,621  (204,006)    103     369,897  (122,752)  (326,758)
   RMBS.............................     13        43,388    (7,479)     37      61,209   (18,881)   (26,360)
   CMBS.............................     69       410,165  (112,645)     19      52,917  (140,194)  (252,839)
   ABS..............................      1         6,185    (2,651)      3      14,015    (5,935)    (8,586)
   Redeemable preferred stock.......      1         5,458    (3,831)     --          --        --     (3,831)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    516    $2,290,592 $(406,344)    166    $515,520 $(293,875) $(700,219)
                                        ===    ========== =========     ===    ======== =========  =========
Investment grade fixed income
 securities.........................    472    $2,209,606 $(386,500)    139    $476,712 $(275,226) $(661,726)
Below investment grade fixed income
 securities.........................     44        80,986   (19,844)     27      38,808   (18,649)   (38,493)
                                        ---    ---------- ---------     ---    -------- ---------  ---------
Total fixed income securities.......    516    $2,290,592 $(406,344)    166    $515,520 $(293,875) $(700,219)
                                        ===    ========== =========     ===    ======== =========  =========

--------
(1)Gross unrealized losses resulting from factors other than credit on fixed income securities with other-than-temporary impairments for which the Company has recorded a credit loss in earnings total $464 thousand for the less than 12 month category and $6.1 million for the 12 months or greater category.

   As of December 31, 2009, $80.8 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $80.8 million, $76.0 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch, Dominion or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available, which is consistent with the National Association of Insurance Commissioners ("NAIC") rating. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

   As of December 31, 2009, the remaining $205.9 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade securities comprising $170.6 million of these unrealized losses were evaluated based on factors such as discounted cash flows, the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations, collateral or the position of a subsidiary with respect to its parent's bankruptcy. Of the $205.9 million, $35.3 million are related to below investment grade fixed income securities. Of this amount, $29.1 million had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2009. Unrealized losses on below investment grade securities are principally related to RMBS and CMBS and were the result of wider credit spreads than at initial purchase which was largely due to the impact of macroeconomic conditions and credit market deterioration on real estate valuations. Securities in an unrealized loss position were evaluated based on discounted cash flows and credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. RMBS and ABS in an unrealized loss position were evaluated with credit enhancements from bond insurers where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying security, as well as with credit enhancements from bond insurers, where applicable.

   As of December 31, 2009, the Company has not made a decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.

  MORTGAGE LOAN IMPAIRMENT

   A mortgage loan is impaired when it is probable that the Company will not collect the contractual principal and interest. The net carrying value of impaired loans at December 31, 2009 and 2008 was $24.0 million and $3.4 million, respectively. Total valuation allowances of $4.3 million and $449 thousand were held on impaired loans at December 31, 2009 and 2008, respectively. The Company recognized $5.3 million and $449 thousand of realized capital losses related to increases in the valuation allowances on impaired loans for the years ended December 31, 2009 and 2008, respectively. There were no valuation allowances prior to December 31, 2008. Realized capital losses recognized on mortgage loans held for sale totaled $686 thousand, $2.0 million and $2.4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

   Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. The Company recognized interest income on impaired loans of $598 thousand and $202 thousand during 2009 and 2008, respectively. The average balance of impaired loans was $17.0 million and $1.9 million during 2009 and 2008, respectively. There were no impaired loans in 2007.

  INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

   The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5% of the portfolio at December 31.

                                                          2009  2008
          (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)  ----  ----
                           California.................... 21.7% 25.6%
                           Texas......................... 10.8  10.9
                           Illinois......................  8.7   1.8
                           Delaware......................  3.1   7.0
                           Virginia......................  1.8   5.4

   The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5% of the portfolio at December 31.

                                                             2009  2008
        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  ----  ----
                           California....................... 24.8% 22.1%
                           Illinois......................... 13.9  11.9
                           Arizona..........................  7.0   5.5
                           Pennsylvania.....................  7.0   8.8
                           New Jersey.......................  5.0   6.1
                           Ohio.............................  4.8   5.0
                           New York.........................  3.8   5.5
                           Texas............................  2.8   5.3

   The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

                                                             2009   2008
       (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)  -----  -----
                       Warehouse...........................  39.8%  34.0%
                       Office buildings....................  31.4   28.7
                       Retail..............................  15.7   19.5
                       Apartment complex...................  10.0   15.3
                       Other...............................   3.1    2.5
                                                            -----  -----
                          Total............................ 100.0% 100.0%
                                                            =====  =====

   The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2009 for loans that were not in foreclosure are as follows:

                                    NUMBER OF CARRYING
                                      LOANS    VALUE   PERCENT
                  ($ IN THOUSANDS)  --------- -------- -------
                    2010...........     11    $ 58,607   10.8%
                    2011...........     15      66,925   12.3
                    2012...........      9      41,087    7.6
                    2013...........     14      64,671   11.9
                    Thereafter.....     63     311,717   57.4
                                       ---    --------  -----
                       Total.......    112    $543,007  100.0%
                                       ===    ========  =====

   In 2009, $39.2 million of commercial mortgage loans were contractually due. Of these 87% were paid as due and 13% were extended generally for less than one year. As of December 31, 2009, the Company has $4.8 million of delinquent loans that are not in the process of foreclosure. None were in the process of refinancing or restructuring discussions.

  CONCENTRATION OF CREDIT RISK

   At December 31, 2009, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of shareholder's equity.

  SECURITIES LOANED

   The Company's business activities include securities lending programs with third parties, mostly large banks. At December 31, 2009 and 2008, fixed income securities with a carrying value of $145.0 million and $113.6 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $681 thousand, $5.1 million and $1.4 million, for the years ending December 31, 2009, 2008 and 2007, respectively.

  OTHER INVESTMENT INFORMATION

   Included in fixed income securities are below investment grade assets totaling $227.4 million and $139.7 million at December 31, 2009 and 2008, respectively.

   At December 31, 2009, fixed income securities and short-term investments with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

   At December 31, 2009, the carrying value of fixed income securities that were non-income producing was $5 thousand. No other investments were non-income producing at December 31, 2009

6. FAIR VALUE OF ASSETS AND LIABILITIES

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies.

   The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

Level 1:  Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2:  Assets and liabilities whose values are based on the following:
          a)Quoted prices for similar assets or liabilities in active markets;
          b)Quoted prices for identical or similar assets or liabilities in markets that are not active; or
          c)Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3:  Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

   The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

   Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. As of December 31, 2009, 85.2% of total assets are measured at fair value and 0.3% of total liabilities are measured at fair value.

  Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis

Level 1 measurements

    . Fixed income securities: Comprise U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Equity securities: Comprise indexed-based securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

    . Short-term: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

    . Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

    .  Fixed income securities:

       U.S. government and agencies: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       Municipal: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       Corporate, including privately placed: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

       Foreign government; RMBS--U.S. government sponsored entities ("U.S. Agency"), Prime residential mortgage-backed securities ("Prime") and Alt-A residential mortgage-backed securities ("Alt-A"); ABS; Redeemable preferred stock: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

       CMBS: Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

    . Short-term: Commercial paper and other short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

    . Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

       Over-the-counter ("OTC") derivatives, including interest rate swaps and foreign currency swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates and adjustment for counterparty credit risks that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

Level 3 measurements

    .  Fixed income securities:

       Municipal: Auction rate securities ("ARS") backed by student loans that have become illiquid due to failures in the auction market are valued based on a discounted cash flow model with certain inputs to the valuation model that are significant to the valuation, but are not market observable, including estimates of future coupon rates if auction failures continue, maturity assumptions, and illiquidity premium. Municipal bonds that are not rated by third party credit rating agencies but are generally rated by the NAIC are valued based on valuation models that are widely accepted in the financial services industry and are categorized as Level 3 as a result of the significance of non-market observable inputs, which may include projections of future cash flows.

       Corporate, including privately placed: Valued based on non-binding broker quotes or based on models that are widely accepted in the financial services industry with certain inputs to the valuation model that are significant to the valuation, but are not market observable.

       RMBS--Subprime residential mortgage-backed securities ("Subprime") and Alt-A: Subprime and certain Alt-A are principally valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Certain Subprime and Alt-A are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, Subprime and certain Alt-A are categorized as Level 3.

       CMBS: Valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       ABS--Collateralized debt obligations ("CDO"): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all CDO are categorized as Level 3.

    . Other investments: Certain OTC derivatives, such as interest rate caps, are valued using valuation models that are widely accepted in the financial services industry. Non-market observable inputs such as volatility assumptions may be significant to the valuation of the instruments.

    . Other assets: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument. Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

    . Contractholder funds: Derivatives embedded in certain annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

  Assets and liabilities measured at fair value on a non-recurring basis

   Mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments are valued using valuation models that are widely accepted in the financial services industry. Inputs to the valuation models include non-market observable inputs such as credit spreads.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2009:

                                                QUOTED PRICES SIGNIFICANT
                                                  IN ACTIVE      OTHER    SIGNIFICANT  COUNTERPARTY
                                                 MARKETS FOR  OBSERVABLE  UNOBSERVABLE   AND CASH   BALANCE AS OF
                                                  IDENTICAL     INPUTS       INPUTS     COLLATERAL  DECEMBER 31,
                                                  (LEVEL 1)    (LEVEL 2)   (LEVEL 3)     NETTING        2009
($ IN THOUSANDS)                                ------------- ----------- ------------ ------------ -------------
ASSETS:
   Fixed income securities:
       U.S. government and agencies............  $  335,264   $  250,938    $     --                 $  586,202
       Municipal...............................          --      754,667     123,743                    878,410
       Corporate...............................          --    3,069,927     201,275                  3,271,202
       Foreign government......................          --      290,856          --                    290,856
       RMBS....................................          --      612,548      39,124                    651,672
       CMBS....................................          --      173,647     173,094                    346,741
       ABS.....................................          --       22,268      17,776                     40,044
       Redeemable preferred stock..............          --        8,638          --                      8,638
                                                 ----------   ----------    --------                 ----------
          Total fixed income securities........     335,264    5,183,489     555,012                  6,073,765
   Equity securities...........................     123,311           --          --                    123,311
   Short-term investments......................      11,247      337,206          --                    348,453
   Other investments:
       Free-standing derivatives...............          --          368       2,013      $(344)          2,037
   Separate account assets.....................     587,044           --          --                    587,044
   Other assets................................          --           --      (5,059)                    (5,059)
                                                 ----------   ----------    --------      -----      ----------
       TOTAL RECURRING BASIS ASSETS............   1,056,866    5,521,063     551,966       (344)      7,129,551
   Non-recurring basis/(1)/....................          --           --      13,861                     13,861
                                                 ----------   ----------    --------      -----      ----------
TOTAL ASSETS AT FAIR VALUE.....................  $1,056,866   $5,521,063    $565,827      $(344)     $7,143,412
                                                 ==========   ==========    ========      =====      ==========
% of total assets at fair value................        14.8%        77.3%        7.9%        --           100.0%

                                             QUOTED PRICES SIGNIFICANT
                                               IN ACTIVE      OTHER    SIGNIFICANT  COUNTERPARTY
                                              MARKETS FOR  OBSERVABLE  UNOBSERVABLE   AND CASH   BALANCE AS OF
                                               IDENTICAL     INPUTS       INPUTS     COLLATERAL  DECEMBER 31,
                                               (LEVEL 1)    (LEVEL 2)   (LEVEL 3)     NETTING        2009
($ IN THOUSANDS)                             ------------- ----------- ------------ ------------ -------------
LIABILITIES:
   Contractholder funds:
       Derivatives embedded in annuity
         contracts..........................     $ --        $    --     $(13,211)                 $(13,211)
   Other liabilities:
       Free-standing derivatives............       --         (3,917)      (2,885)     $ 344         (6,458)
                                                 ----        -------     --------      -----       --------
TOTAL LIABILITIES AT FAIR VALUE.............     $ --        $(3,917)    $(16,096)     $ 344       $(19,669)
                                                 ====        =======     ========      =====       ========
% of total liabilities at fair value........      -- %          19.9%        81.8%      (1.7)%        100.0%

--------
(1)Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

   The following table summarizes the Company's assets and liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:

                                                      QUOTED PRICES SIGNIFICANT
                                                        IN ACTIVE      OTHER    SIGNIFICANT
                                                       MARKETS FOR  OBSERVABLE  UNOBSERVABLE BALANCE AS OF
                                                        IDENTICAL     INPUTS       INPUTS    DECEMBER 31,
                                                        (LEVEL 1)    (LEVEL 2)   (LEVEL 3)       2008
($ IN THOUSANDS)                                      ------------- ----------- ------------ -------------
ASSETS
   Fixed income securities:
       U.S. government and agencies..................   $154,119    $  763,612   $       --   $  917,731
       Municipal.....................................         --       287,597       97,784      385,381
       Corporate.....................................         --     1,795,022    1,092,115    2,887,137
       Foreign government............................         --       371,542           --      371,542
       RMBS..........................................         --       361,843       78,202      440,045
       CMBS..........................................         --       422,632       46,236      468,868
       ABS...........................................         --            --       20,202       20,202
       Redeemable preferred stock....................         --         5,459           --        5,459
                                                        --------    ----------   ----------   ----------
          Total fixed income securities..............    154,119     4,007,707    1,334,539    5,496,365
   Short-term investments............................     33,315       376,487           --      409,802
   Other investments:
       Free-standing derivatives.....................         --         1,764          714        2,478
   Separate account assets...........................    533,760            --           --      533,760
   Other assets......................................         --            --       (1,829)      (1,829)
                                                        --------    ----------   ----------   ----------
       TOTAL RECURRING BASIS ASSETS..................    721,194     4,385,958    1,333,424    6,440,576
   Non-recurring basis/(1)/..........................         --            --       10,589       10,589
                                                        --------    ----------   ----------   ----------
TOTAL ASSETS AT FAIR VALUE...........................   $721,194    $4,385,958   $1,344,013   $6,451,165
                                                        ========    ==========   ==========   ==========
% of total assets at fair value......................       11.2%         68.0%        20.8%       100.0%

LIABILITIES
   Contractholder funds:
       Derivatives embedded in annuity contracts.....   $     --    $       --   $  (30,051)  $  (30,051)
   Other liabilities:
       Free-standing derivatives.....................         --       (20,849)      (5,450)     (26,299)
                                                        --------    ----------   ----------   ----------
TOTAL LIABILITIES AT FAIR VALUE......................   $     --    $  (20,849)  $  (35,501)  $  (56,350)
                                                        ========    ==========   ==========   ==========
% of total liabilities at fair value.................        -- %         37.0%        63.0%       100.0%

--------
(1)Includes mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments.

   When the inputs used to measure fair value fall into different levels of the fair value hierarchy, the categorization is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3).

   The following table provides a summary of changes in fair value during the year ended December 31, 2009 of Level 3 assets and liabilities held at fair value on a recurring basis. Net transfers in and/or out of Level 3 are reported as having occurred at the beginning of the quarter the transfer occurred; therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the table below.



                                        TOTAL REALIZED AND UNREALIZED
                                        GAINS (LOSSES) INCLUDED IN:
                                        -----------------------------
                                                          OCI ON          PURCHASES,        NET
                          BALANCE AS OF                 STATEMENT      SALES, ISSUANCES TRANSFERS IN  BALANCE AS OF
                          DECEMBER 31,     NET         OF FINANCIAL          AND        AND/OR (OUT)  DECEMBER 31,
                              2008      INCOME/(1)/      POSITION      SETTLEMENTS, NET  OF LEVEL 3       2009
($ IN THOUSANDS)          ------------- ----------     ------------    ---------------- ------------ -------------
ASSETS
Fixed income securities:
   Municipal.............  $   97,784    $   (150)       $  6,371         $  (3,932)     $  23,670     $ 123,743
   Corporate.............   1,092,115      11,445         121,540          (111,828)      (911,997)      201,275
Foreign government.......          --          --              42             4,974         (5,016)           --
   RMBS..................      78,202      (1,877)          4,014           (17,839)       (23,376)       39,124
   CMBS..................      46,236     (27,157)         82,059           (10,148)        82,104       173,094
   ABS...................      20,202          13           2,142            (4,581)            --        17,776
                           ----------    --------        --------         ---------      ---------     ---------
Total fixed income
 securities..............   1,334,539     (17,726)        216,168          (143,354)      (834,615)      555,012
Other investments:
   Free-standing
    derivatives, net.....      (4,736)      2,045              --             1,819             --          (872)/(2)/
   Other assets..........      (1,829)     (3,230)             --                                         (5,059)
                           ----------    --------        --------         ---------      ---------     ---------
   TOTAL RECURRING
    LEVEL 3 ASSETS.......  $1,327,974    $(18,911)       $216,168         $(141,535)     $(834,615)    $(549,081)
                           ==========    ========        ========         =========      =========     =========
LIABILITIES
Contractholder funds:
Derivatives embedded in
 annuity contracts.......  $  (30,051)   $ 15,975        $     --         $     865      $      --     $ (13,211)
                           ----------    --------        --------         ---------      ---------     ---------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES..  $  (30,051)   $ 15,975        $     --         $     865      $      --     $ (13,211)
                           ==========    ========        ========         =========      =========     =========

                               TOTAL
                          GAINS (LOSSES)
                          INCLUDED IN NET
                            INCOME FOR
                            ASSETS AND
                            LIABILITIES
                           STILL HELD AT
                           DECEMBER 31,
                             2009/(3)/
($ IN THOUSANDS)          ---------------
ASSETS
Fixed income securities:
   Municipal.............    $   (160)
   Corporate.............       4,091
Foreign government.......          --
   RMBS..................      (1,846)
   CMBS..................     (17,109)
   ABS...................          --
                             --------
Total fixed income
 securities..............     (15,024)
Other investments:
   Free-standing
    derivatives, net.....       4,280
   Other assets..........      (3,230)
                             --------
   TOTAL RECURRING
    LEVEL 3 ASSETS.......    $(13,974)
                             ========
LIABILITIES
Contractholder funds:
Derivatives embedded in
 annuity contracts.......    $ 15,975
                             --------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES..    $ 15,975
                             ========

--------
(1)The effect to net income totals $(2.9) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(27.5) million in realized capital gains and losses, $8.6 million in net investment income and $(16.0) million in contract benefits.
(2)Comprises $2.0 million of assets and $(2.9) million of liabilities.
(3)The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $2.0 million and are reported in the Statements of Operations and Comprehensive Income as follows: $(22.2) million in realized capital gains and losses, $8.2 million in net investment income and $(16.0) million in contract benefits.

   The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 assets and liabilities held at fair value on a recurring basis.



                                         TOTAL REALIZED AND UNREALIZED
                                         GAINS (LOSSES) INCLUDED IN:
                                         ----------------------------
                                                             OCI ON        PURCHASES,        NET
                           BALANCE AS OF                  STATEMENT OF  SALES, ISSUANCES TRANSFERS IN  BALANCE AS OF
                            JANUARY 1,                     FINANCIAL          AND        AND/OR (OUT)  DECEMBER 31,
                               2008      NET INCOME/(1)/    POSITION    SETTLEMENTS, NET  OF LEVEL 3       2008
($ IN THOUSANDS)           ------------- --------------   ------------  ---------------- ------------ -------------
ASSETS
Fixed income securities:
   Municipal..............  $   33,200      $     --       $ (11,066)      $ (22,250)      $ 97,900    $   97,784
   Corporate..............   1,249,898         5,947        (115,386)        (76,075)        27,731     1,092,115
   RMBS...................     119,238        (7,847)        (12,879)        (20,310)            --        78,202
   CMBS...................      36,794       (29,092)        (57,164)        (23,105)       118,803        46,236
   ABS....................      30,768           269          (7,549)         (3,286)            --        20,202
                            ----------      --------       ---------       ---------       --------    ----------
Total fixed income
 securities...............   1,469,898       (30,723)       (204,044)       (145,026)       244,434     1,334,539
Other investments:
   Free-standing
    derivatives, net......        (980)       (7,124)             --           3,368             --        (4,736)/(2)/
   Other assets...........      (1,733)          (96)             --              --             --        (1,829)
                            ----------      --------       ---------       ---------       --------    ----------
   TOTAL RECURRING
    LEVEL 3 ASSETS........  $1,467,185      $(37,943)      $(204,044)      $(141,658)      $244,434    $1,327,974
                            ==========      ========       =========       =========       ========    ==========
LIABILITIES
Contractholder funds:
   Derivatives embedded
    in annuity
    contracts.............  $      174      $(30,389)      $      --       $     164       $     --    $  (30,051)
                            ----------      --------       ---------       ---------       --------    ----------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES...  $      174      $(30,389)      $      --       $     164       $     --    $  (30,051)
                            ==========      ========       =========       =========       ========    ==========

                                TOTAL
                           GAINS (LOSSES)
                           INCLUDED IN NET
                             INCOME FOR
                             ASSETS AND
                             LIABILITIES
                            STILL HELD AT
                            DECEMBER 31,
                              2008/(3)/
($ IN THOUSANDS)           ---------------
ASSETS
Fixed income securities:
   Municipal..............    $     --
   Corporate..............      (7,065)
   RMBS...................      (7,655)
   CMBS...................     (22,438)
   ABS....................          --
                              --------
Total fixed income
 securities...............     (37,158)
Other investments:
   Free-standing
    derivatives, net......      (1,424)
   Other assets...........         (96)
                              --------
   TOTAL RECURRING
    LEVEL 3 ASSETS........    $(38,678)
                              ========
LIABILITIES
Contractholder funds:
   Derivatives embedded
    in annuity
    contracts.............    $(30,389)
                              --------
   TOTAL RECURRING
    LEVEL 3 LIABILITIES...    $(30,389)
                              ========

--------
(1)The effect to net income totals $(68.3) million and is reported in the Statements of Operations and Comprehensive Income as follows:
   $(45.9) million in realized capital gains and losses, $8.0 million in net investment income, and $30.4 million in contract benefits.
(2)Comprises $0.7 million of assets and $(5.4) million of liabilities.
(3)The amounts represent gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $(69.1) million and are reported in the Statements of Operations and Comprehensive Income as follows: $(46.5) million in realized capital gains and losses, $7.8 million in net investment income and $30.4 million in contract benefits.

   Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

  FINANCIAL ASSETS

                                     DECEMBER 31, 2009 DECEMBER 31, 2008
                                     ----------------- -----------------
                                     CARRYING  FAIR    CARRYING  FAIR
                                      VALUE    VALUE    VALUE    VALUE
        ($ IN THOUSANDS)             -------- -------- -------- --------
        Mortgage loans.............. $543,007 $431,116 $700,268 $629,394
        Note due from related party.    8,255    8,243       --       --

   The fair value of mortgage loans is based on discounted contractual cash flows or if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of the note due from related party is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.

  FINANCIAL LIABILITIES

                                                DECEMBER 31, 2009     DECEMBER 31, 2008
                                              --------------------- ---------------------
                                               CARRYING    FAIR      CARRYING    FAIR
                                                VALUE      VALUE      VALUE      VALUE
($ IN THOUSANDS)                              ---------- ---------- ---------- ----------
Contractholder funds on investment contracts. $4,082,995 $3,974,490 $4,181,874 $3,832,699
Liability for collateral.....................    149,362    149,362    117,297    117,297

   The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.

7. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company primarily uses derivatives for risk management. In addition, the Company has derivatives embedded in non-derivative "host" contracts, which are required to be separated from the host contracts and accounted for at fair value as derivative instruments. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis. The Company does not use derivatives for trading purposes. Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting.

   Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are acquired to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates.

   The Company uses foreign currency swaps primarily to reduce foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC.

   When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.

   The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits related to the Company's variable annuity business, which is fully reinsured.

   The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

   Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives have been further adjusted for the effects, if any, of legally enforceable master netting agreements and are presented on a net basis in the Statements of Financial Position.

   The net impact to pre-tax income for derivatives includes valuation and settlements of derivatives. For cash flow hedges, gains and losses amortized from accumulated other comprehensive income are reported in net income.

   The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statements of Financial Position at December 31, 2009.

                                                               ASSET DERIVATIVES
                                  ----------------------------------------------------------------------------
                                                                        Volume-     Fair
                                                                        notional   value,     Gross     Gross
                                         Balance sheet location          amount      net      asset   liability
($ in thousands)                  ------------------------------------- -------- ----------- -------  ---------
DERIVATIVES NOT DESIGNATED AS
  ACCOUNTING HEDGING
  INSTRUMENTS
INTEREST RATE CONTRACTS
Interest rate cap agreements               Other investments            $ 52,000  $  1,670   $ 1,670  $     --
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements           Other investments               3,103       367       367        --
OTHER CONTRACTS
Structured settlement annuity
  reinsurance agreement                       Other assets                    --    (5,059)   (5,059)       --
                                                                        --------  --------   -------  --------
TOTAL DERIVATIVE ASSETS                                                 $ 55,103  $ (3,022)  $(3,022) $     --
                                                                        ========  ========   =======  ========

                                                             LIABILITY DERIVATIVES
                                  ----------------------------------------------------------------------------
                                                                        Volume-
                                                                        notional Fair value,  Gross     Gross
                                         Balance sheet location          amount      net      asset   liability
($ in thousands)                  ------------------------------------- -------- ----------- -------  ---------
DERIVATIVES NOT DESIGNATED AS
  ACCOUNTING HEDGING
  INSTRUMENTS
INTEREST RATE CONTRACTS
Interest rate swap agreements     Other liabilities & accrued expenses  $400,000  $ (3,917)  $    --  $ (3,917)
Interest rate cap agreements      Other liabilities & accrued expenses   275,500    (2,541)      344    (2,885)
EMBEDDED DERIVATIVE FINANCIAL
  INSTRUMENTS
Guaranteed accumulation benefits          Contractholder funds           186,459   (11,024)       --   (11,024)
Guaranteed withdrawal benefits            Contractholder funds            43,469    (2,187)       --    (2,187)
                                                                        --------  --------   -------  --------
TOTAL DERIVATIVE LIABILITIES                                            $905,428  $(19,669)  $   344  $(20,013)
                                                                        ========  ========   =======  ========
TOTAL DERIVATIVES                                                       $960,531  $(22,691)
                                                                        ========  ========

   The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2008.

                                                                           CARRYING VALUE
                                                                    -----------------------
                                                 NOTIONAL   FAIR
                                                  AMOUNT    VALUE      ASSETS    (LIABILITIES)
($ IN THOUSANDS)                                 -------- --------  -------      -------------
INTEREST RATE CONTRACTS
   Interest rate swap agreements................ $400,000 $(20,849) $    --        $(20,849)
   Interest rate cap agreements.................  334,300   (4,736)     714          (5,450)
                                                 -------- --------  -------        --------
       Total interest rate contracts............  734,300  (25,585)     714         (26,299)

FOREIGN CURRENCY CONTRACTS
   Foreign currency swap agreements.............    7,500    1,764    1,764              --

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Guaranteed accumulation benefits.............  160,310  (24,033)      --         (24,033)
   Guaranteed withdrawal benefits...............   37,639   (6,018)      --          (6,018)
                                                 -------- --------  -------        --------
       Total embedded derivative financial
         instruments............................  197,949  (30,051)      --         (30,051)

OTHER DERIVATIVE FINANCIAL INSTRUMENT
   Structured settlement annuity reinsurance
     agreement..................................       --   (1,829)  (1,829)             --
                                                 -------- --------  -------        --------
TOTAL DERIVATIVE FINANCIAL INSTRUMENTS.......... $939,749 $(55,701) $   649/(1)/   $(56,350)/(2)/
                                                 ======== ========  =======        ========

--------
(1)Presented in the Statements of Financial Position as $2.5 million other investments and $(1.8) million other assets.
(2)Presented in the Statements of Financial Position as $30.1 million contractholder funds and $26.3 million other liabilities and accrued expenses.

   The following table provides a summary of the impacts of the Company's foreign currency contracts in cash flow hedging relationships in the Statements of Operations and Comprehensive Income and the Statements of Financial Position. Amortization of net gains from accumulated other comprehensive income related to cash flow hedges is expected to be $7 thousand during the next twelve months.

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
($ IN THOUSANDS)                                                      ------------
EFFECTIVE PORTION
Loss recognized in OCI on derivatives during the period..............   $(1,107)
Gain recognized in OCI on derivatives during the term of the hedging
  relationship.......................................................   $   309
Gain reclassified from AOCI into income (net investment income)......   $    57
Gain reclassified from AOCI into income (realized capital gains
  and losses)........................................................   $   276

INEFFECTIVE PORTION AND AMOUNT EXCLUDED FROM EFFECTIVENESS TESTING
Gain recognized in income on derivatives (realized capital gains
  and losses)........................................................   $    --

   For cash flow hedges, unrealized net pre-tax gains and losses included in accumulated other comprehensive income were $309 thousand and $1.7 million at December 31, 2009 and 2008, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $(1.4) million, $2.5 million and $126 thousand in 2009, 2008 and 2007, respectively.

   Gains and losses from valuation and settlements on derivatives not designated as accounting hedging instruments recorded in realized capital gains and losses for the year ended December 31, 2009 were $42.9 million related to interest rate contracts and $(6.6) million related to the structured settlement annuity reinsurance agreement. Also, gains of $16.8 million were recorded in contract benefits related to embedded derivative financial instruments, which in turn were ceded under reinsurance agreements. There was no hedge ineffectiveness in 2009, 2008 or 2007.

   The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions, including interest rate swap, foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2009, the Company pledged $4.5 million in securities to counterparties which includes $3.0 million of collateral posted under MNAs for contracts containing credit-risk-contingent provisions that are in a liability position and $1.5 million of collateral posted under MNAs for contracts without credit-risk-contingent liabilities. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

   Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

   The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31 as it relates to interest rate swap, foreign currency swap and interest rate cap agreements.

                                       2009                                             2008
($ IN THOUSANDS)  ----------------------------------------------   ----------------------------------------------
                  Number of                          Exposure,     Number of                          Exposure,
                  counter-  Notional    Credit         net of      counter-  Notional    Credit         net of
RATING/(1)/        parties   amount  exposure/(2)/ collateral/(2)/  parties   amount  exposure/(2)/ collateral/(2)/
----------        --------- -------- ------------  --------------  --------- -------- ------------  --------------
       A.........     1     $55,103     $2,037         $2,037          1     $59,500     $2,478         $2,478

--------
(1)Rating is the lower of S&P or Moody's ratings.
(2)Only OTC derivatives with a net positive fair value are included for each counterparty.

   Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

   Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by both Moody's and S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by both Moody's and S&P.

   The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, 2009, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ IN THOUSANDS)
Gross liability fair value of contracts containing credit-risk-contingent features................. $ 3,327
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs.     (12)
Collateral posted under MNAs for contracts containing credit-risk-contingent features..............  (2,999)
                                                                                                    -------
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all
  features were triggered concurrently............................................................. $   316
                                                                                                    =======

  OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

   There were no off-balance-sheet financial instruments at December 31, 2009 or 2008.

8. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

   At December 31, the reserve for life-contingent contract benefits consists of the following:

                                                            2009       2008
                                                         ---------- ----------
 ($ IN THOUSANDS)
 Immediate fixed annuities:
    Structured settlement annuities..................... $1,701,522 $1,792,808
    Other immediate fixed annuities.....................     14,913     12,553
 Traditional life insurance.............................    150,400    140,121
 Accident and health....................................      6,286      5,570
 Other..................................................      2,458      2,105
                                                         ---------- ----------
    Total reserve for life-contingent contract benefits. $1,875,579 $1,953,157
                                                         ========== ==========

   The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

       PRODUCT              MORTALITY         INTEREST RATE      ESTIMATION METHOD
---------------------- -------------------  ----------------- -----------------------
Structured settlement  U.S. population      Interest rate     Present value of
annuities              with projected       assumptions range contractually specified
                       calendar year        from 2.7% to 9.2% future benefits
                       improvements;
                       mortality rates
                       adjusted for each
                       impaired life based
                       on reduction in
                       life expectancy

         PRODUCT                 MORTALITY         INTEREST RATE       ESTIMATION METHOD
--------------------------- -------------------- ------------------ -----------------------
Other immediate fixed       1983 group annuity   Interest rate      Present value of
annuities                   mortality table;     assumptions range  expected future
                            Annuity 2000         from 1.8% to 11.5% benefits based on
                            mortality table                         historical experience
                            with internal
                            modifications; 1983
                            individual annuity
                            mortality table
                            with internal
                            modifications

Traditional life insurance  Actual company       Interest rate      Net level premium
                            experience plus      assumptions range  reserve method using
                            loading              from 4.0% to 8.0%  the Company's
                                                                    withdrawal experience
                                                                    rates

Accident and health         Actual company                          Unearned premium;
                            experience plus                         additional contract
                            loading                                 reserves for mortality
                                                                    risk

Other:
  Variable annuity          100% of Annuity      Interest rate      Projected benefit ratio
  guaranteed minimum        2000 mortality table assumptions range  applied to cumulative
  death benefits/(1)/                            from 4.5% to 5.5%  assessments

--------
(1)In 2006, the Company disposed of its variable annuity business through reinsurance agreements with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential").

   To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $40.6 million and $155.9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2009 and 2008, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

   At December 31, contractholder funds consist of the following:

                                                    2009       2008
          ($ IN THOUSANDS)                       ---------- ----------
          Interest-sensitive life insurance..... $  627,362 $  576,167
          Investment contracts:
             Fixed annuities....................  4,345,165  4,477,278
             Other investment contracts.........     18,352     33,520
                                                 ---------- ----------
                 Total contractholder funds..... $4,990,879 $5,086,965
                                                 ========== ==========

   The following table highlights the key contract provisions relating to contractholder funds:

               PRODUCT                            INTEREST RATE              WITHDRAWAL/SURRENDER CHARGES
-------------------------------------   ----------------------------------  --------------------------------
Interest-sensitive life insurance       Interest rates credited range from  Either a percentage of account
                                        2.7% to 5.0%                        balance or dollar amount
                                                                            grading off generally over 20
                                                                            years

Fixed annuities                         Interest rates credited range from  Either a declining or a level
                                        1.4% to 9.2% for immediate          percentage charge generally
                                        annuities and 0.5% to 6.9% for      over nine years or less.
                                        other fixed annuities               Additionally, approximately
                                                                            10.8% of fixed annuities are
                                                                            subject to a market value
                                                                            adjustment for discretionary
                                                                            withdrawals

Other investment contracts:
  Guaranteed minimum income,            Interest rates used in              Withdrawal and surrender
  accumulation and withdrawal           establishing reserves range from    charges are based on the terms
  benefits on variable annuities/(1)/   1.8% to 10.3%                       of the related variable annuity

--------
(1)In 2006, the Company disposed its variable annuity business through reinsurance agreements with Prudential.

   Contractholder funds activity for the years ended December 31 is as follows:

                                                 2009        2008
          ($ IN THOUSANDS)                    ----------  ----------
          Balance, beginning of year......... $5,086,965  $4,848,461
          Deposits...........................    296,990     612,004
          Interest credited..................    182,665     190,945
          Benefits...........................   (160,351)   (161,813)
          Surrenders and partial withdrawals.   (308,244)   (335,521)
          Contract charges...................    (57,157)    (54,138)
          Net transfers to separate accounts.         --         (38)
          Other adjustments..................    (49,989)    (12,935)
                                              ----------  ----------
          Balance, end of year............... $4,990,879  $5,086,965
                                              ==========  ==========

   The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

   Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $547.3 million and $491.7 million of equity, fixed income and balanced mutual funds and $41.0 million and $45.1 million of money market mutual funds at December 31, 2009 and 2008, respectively.

   The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                             DECEMBER 31,
                                                          -------------------
                                                            2009      2008
   ($ IN MILLIONS)                                        --------- ---------
   In the event of death
      Separate account value............................. $   588.3 $   536.8
      Net amount at risk/(1)/............................ $   105.5 $   236.1
      Average attained age of contractholders............  62 years  62 years

   At annuitization (includes income benefit guarantees)
      Separate account value............................. $    41.2 $    36.0
      Net amount at risk/(2)/............................ $    11.1 $    21.2
      Weighted average waiting period until
        annuitization options available..................   4 years   5 years
   For cumulative periodic withdrawals
      Separate account value............................. $    42.9 $    37.0
      Net amount at risk/(3)/............................ $     1.7 $     8.6

   Accumulation at specified dates
      Separate account value............................. $   186.5 $   160.3
      Net amount at risk/(4)/............................ $    12.1 $    34.7
      Weighted average waiting period until guarantee
        date.............................................   7 years   8 years

--------
(1)Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
(4)Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

   The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

   Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

   Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

   As of December 31, 2009, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.3 million, $5.1 million, $11.0 million and $2.2 million, respectively. As of December 31, 2008, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.0 million, $3.5 million, $24.0 million and $6.0 million, respectively. All of these reserves are ceded to Prudential.

9. REINSURANCE

   The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. As of December 31, 2009 and 2008, 35.0% and 34.9%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC. As of December 31, 2009 and 2008, for certain term life insurance policies, we ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, we ceded the mortality risk associated with coverage in excess of $250 thousand per life to ALIC.

   In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $287.5 million and $335.8 million at December 31, 2009 and 2008, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2009, premiums and contract charges of $11.7 million, contract benefits of $(11.6) million, interest credited to contractholder funds of $8.8 million, and operating costs and expenses of $1.2 million were ceded to Prudential. In 2008, premiums and contract charges of $16.3 million, contract benefits of $35.5 million, interest credited to contractholder funds of $10.5 million, and operating costs and expenses of $2.5 million were ceded to Prudential. In 2007, premiums and contract charges of $21.2 million, contract benefits of $2.9 million, interest credited to contractholder funds of $13.5 million, and operating costs and expenses of $4.8 million were ceded to Prudential. In addition, as of December 31, 2009 and 2008, the Company had reinsurance recoverables of $429 thousand and $690 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

   As of December 31, 2009, the gross life insurance in force was $34.62 billion of which $462.5 million and $11.65 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

   The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

                                                     2009      2008      2007
($ IN THOUSANDS)                                   --------  --------  --------
PREMIUMS AND CONTRACT CHARGES
Direct............................................ $154,440  $156,187  $169,559
Assumed--non-affiliate............................      959     1,164     1,273
Ceded
   Affiliate......................................  (26,250)   (4,470)   (3,982)
   Non-affiliate..................................  (29,656)  (32,525)  (38,196)
                                                   --------  --------  --------
       Premiums and contract charges, net of
         reinsurance.............................. $ 99,493  $120,356  $128,654
                                                   ========  ========  ========

   The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

                                                    2009      2008      2007
($ IN THOUSANDS)                                  --------  --------  --------
CONTRACT BENEFITS
Direct........................................... $174,909  $223,859  $197,929
Assumed--non-affiliate...........................      676       640       787
Ceded
   Affiliate/(1)/................................   (6,225)    7,022    (3,830)
   Non-affiliate.................................      715   (47,329)  (13,083)
                                                  --------  --------  --------
       Contract benefits, net of reinsurance..... $170,075  $184,192  $181,803
                                                  ========  ========  ========

--------
(1)The Company recorded additional expenses for contract benefits in 2008 relating to a rescission of reinsurance coverage for certain traditional and interest-sensitive life insurance policies provided in accordance with an agreement between the Company and ALIC. These contract benefits are reflected as a component of contract benefits ceded to affiliate for 2008 and totaled $7.1 million. See Note 4 for further details.

   The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

                                                              2009      2008      2007
($ IN THOUSANDS)                                            --------  --------  --------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct..................................................... $210,289  $201,661  $190,882
Assumed--non-affiliate.....................................       17        32        33
Ceded
   Affiliate...............................................       --        --        --
   Non-affiliate...........................................   (8,757)  (10,485)  (13,508)
                                                            --------  --------  --------
       Interest credited to contractholder funds, net
         of reinsurance.................................... $201,549  $191,208  $177,407
                                                            ========  ========  ========

   In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million, $3.3 million and $3.2 million during 2009, 2008 and 2007, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10. DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

   Deferred policy acquisitions costs for the years ended December 31 are as follows:

                                                                             2009      2008      2007
($ IN THOUSANDS)                                                          ---------  --------  --------
Balance, beginning of year............................................... $ 538,248  $278,664  $278,625
Impact of adopting new OTTI accounting guidance before unrealized
  impact/(1)/............................................................   (11,825)       --        --
Impact of adoption of new OTTI accounting guidance effect of unrealized
  capital gains and losses/(2)/..........................................    11,825        --        --
Impact of adoption of new internal replacements accounting guidance/(3)/.        --        --    (1,577)
Acquisition costs deferred...............................................    32,560    51,390    47,575
Amortization charged to income...........................................  (148,450)  (17,778)  (53,445)
Effect of unrealized gains and losses....................................  (209,033)  225,972     7,486
                                                                          ---------  --------  --------
Balance, end of year..................................................... $ 213,325  $538,248  $278,664
                                                                          =========  ========  ========

--------
(1)The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2)The adoption of new OTTI accounting guidance resulted in an adjustment to DAC due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized capital gains and losses.
(3)The adoption of new accounting guidance related to internal replacements resulted in a $1.6 million adjustment to unamortized DAC related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral.

   DSI activity, which primarily relates to fixed annuities, for the years ended December 31 was as follows:

                                                                                2009      2008     2007
($ IN THOUSANDS)                                                              --------  -------  -------
Balance, beginning of year................................................... $ 47,319  $27,991  $24,731
Impact of adopting new OTTI accounting guidance before unrealized
  impact/(1)/................................................................   (1,732)      --       --
Impact of adopting new OTTI accounting guidance effect of unrealized capital
  gains and losses/(2)/......................................................    1,732       --       --
Impact of adoption of new internal replacements accounting guidance/(3)/.....       --       --     (243)
Sales inducements deferred...................................................    3,454    7,579    8,511
Amortization charged to income...............................................  (22,337)  (7,843)  (6,500)
Effect of unrealized gains and losses........................................  (17,345)  19,592    1,492
                                                                              --------  -------  -------
Balance, end of year......................................................... $ 11,091  $47,319  $27,991
                                                                              ========  =======  =======

--------
(1)The adoption of new OTTI accounting guidance on April 1, 2009 resulted in an adjustment to DSI to reverse previously recorded DSI accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption.
(2)The adoption of new OTTI accounting guidance resulted in an adjustment to DSI due to the change in unrealized capital gains and losses that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DSI balance and unrealized capital gains and losses.
(3)The adoption of new accounting guidance related to internal replacements resulted in a $243 thousand adjustment to unamortized DSI related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral.

11. COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

  GUARANTY FUNDS

   Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue a guaranty fund assessment when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2009 and 2008, the liability balance included in other liabilities and accrued expenses was $790 thousand and $806 thousand, respectively. The related premium tax offsets included in other assets were $739 thousand and $752 thousand as of December 31, 2009 and 2008, respectively.

   The New York Liquidation Bureau (the "Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life") is currently under its jurisdiction as part of a 1992 court-ordered rehabilitation plan. However, Executive Life does not have a liquidity problem at this time, and an order of liquidation has not been sought by the Bureau. The current publicly available estimated shortfall from the Bureau is $1.27 billion.

   If Executive Life were to be declared insolvent in the future, the Company may have exposure to future guaranty fund assessments. The Company's exposure will ultimately depend on the level of guaranty fund system participation, as well as the viability of a plan of the Bureau to obtain voluntary contributions, primarily from the original insurance companies that acquired structured settlement annuity contracts from Executive Life. New York law currently contains an aggregate limit on guaranty funds under the Life Insurance Corporation of New York of $500 million, of which approximately $40 million has been used. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's average market share for New York, based on assessable premiums, was approximately 3.1% in 2009.

  GUARANTEES

   Related to the disposal through reinsurance of our variable annuity business to Prudential Financial, Inc. and its subsidiary in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material adverse effect on results of operations, cash flows or financial position of the Company.

   In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

   The aggregate liability balance related to all guarantees was not material as of December 31, 2009.

  REGULATION AND COMPLIANCE

   The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

  LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

  BACKGROUND

   The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

    . These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

    . The outcome of these matters may be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities. The outcome may also be affected by future state or federal legislation, the timing or substance of which cannot be predicted.

    . In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

    . In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

    . For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows appropriate accounting guidance when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

    . Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved, if any, and may be material to the Company's operating results or cash flows for a particular annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

  PROCEEDINGS

   Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

   AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

    . These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the U.S. Court of Appeals for the Third Circuit ("Third Circuit") issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's summary judgment motions, remanded the cases to the trial court for additional discovery, and directed that the cases be reassigned to another trial court judge.

    . A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs'
      filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Third Circuit along with the merits of the appeal. In July 2009, the Third Circuit vacated the decision which granted AIC's motion to dismiss the case, remanded the case to the trial court for additional discovery, and directed that the case be reassigned to another trial court judge.

   In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

  OTHER MATTERS

   Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular annual period. However, based on information currently known to it, Management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, if any, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12. INCOME TAXES

   The Company joins with the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

   The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2007 and 2008 federal income tax returns. The IRS has completed its examination of the Allstate Group's federal income tax returns filed for 2005-2006 and the case is under consideration at the IRS Appeals Office. The Allstate Group's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

   The Company had no liability for unrecognized tax benefits at December 31, 2009 or 2008, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

   The components of the deferred income tax assets and liabilities at December 31 are as follows:

                                                      2009      2008
         ($ IN THOUSANDS)                           --------  --------
         DEFERRED ASSETS
         Life and annuity reserves................. $ 17,820  $ 54,957
         Unrealized net capital losses.............       --    58,646
         Difference in tax bases of investments....       --    19,226
         Other assets..............................      701     1,065
                                                    --------  --------
            Total deferred assets..................   18,521   133,894
                                                    --------  --------
         DEFERRED LIABILITIES
         DAC.......................................  (23,825)  (67,126)
         Unrealized net capital gains..............  (12,950)       --
         Difference in tax bases of investments....  (18,594)       --
         Other liabilities.........................   (1,039)   (1,371)
                                                    --------  --------
            Total deferred liabilities.............  (56,408)  (68,497)
                                                    --------  --------
                Net deferred (liability) asset..... $(37,887) $ 65,397
                                                    ========  ========

   Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

   The components of income tax expense for the years ended December 31 are as follows:

                                           2009     2008      2007
            ($ IN THOUSANDS)             -------  --------  -------
            Current..................... $  (946) $ 16,537  $23,448
            Deferred....................  20,675   (12,532)    (646)
                                         -------  --------  -------
               Total income tax expense. $19,729  $  4,005  $22,802
                                         =======  ========  =======

   The Company paid income taxes of $29.9 million, $3.6 million and $22.7 million in 2009, 2008 and 2007, respectively.

   A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                     2009  2008  2007
                                                     ----  ----  ----
          Statutory federal income tax rate......... 35.0% 35.0% 35.0%
          State income tax expense..................  2.8  13.1   2.1
          Dividends received deduction.............. (1.1) (6.0) (1.3)
          Tax credits............................... (1.0) (4.6) (0.1)
          Adjustment for prior year tax liabilities. (0.5) (3.4) (0.5)
          Other.....................................   --   0.2    --
                                                     ----  ----  ----
             Effective income tax rate.............. 35.2% 34.3% 35.2%
                                                     ====  ====  ====

13. STATUTORY FINANCIAL INFORMATION

   The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

   Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

   Statutory net (loss) income for 2009, 2008 and 2007 was $(8.6) million, $(18.9) million and $38.2 million, respectively. Statutory capital and surplus was $506.3 million and $410.5 million as of December 31, 2009 and 2008, respectively.

  DIVIDENDS

   The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay any dividends in 2009. Based on the Company's statutory capital and surplus as of December 31, 2009, the maximum amount of dividends that the Company will be able to pay without prior approval of the New York State Insurance Department at a given point in time during 2010 is $25.0 million, less dividends paid during the preceding twelve months measured at that point in time

14. BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT PLANS

   The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expense agreement.

   Defined benefit pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. The allocated cost to the Company for the pension plans in 2009, 2008 and 2007 was $1.4 million, $1.8 million and $2.3 million, respectively.

   The Corporation provides certain health care subsidies for eligible employees hired before January 1, 2003 when they retire and their eligible dependents and certain life insurance benefits for eligible employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with Corporation's established retirement policy and are continuously insured under Corporation's group plans or other approved plans in accordance with the plan's participation requirements. The Corporation shares the cost of the retiree medical benefits with non Medicare-eligible retirees based on years of service, with the Corporation's share being subject to a 5% limit on annual medical cost inflation after retirement.

During 2009, the Corporation decided to change its approach for delivering benefits to Medicare-eligible retirees. The Corporation will no longer offer medical benefits for Medicare-eligible retirees but will instead provide a fixed company contribution (based on years of service and other factors), which is not subject to adjustments for inflation. The allocated cost to the Company was $206 thousand, $339 thousand and $566 thousand for postretirement benefits other than pension plans in 2009, 2008 and 2007, respectively.

   AIC and the Corporation have reserved the right to modify or terminate their benefit plans at any time or for any reason.

  ALLSTATE 401(K) SAVINGS PLAN

   Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan. The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The allocated cost to the Company for the 401(k) Savings Plan was $912 thousand, $667 thousand and $1.5 million in 2009, 2008 and 2007, respectively.

15. OTHER COMPREHENSIVE INCOME

   The components of other comprehensive income (loss) on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                                       2009
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding gains arising during the period, net of related offsets............................................................... $ 337,657  $(118,180) $ 219,477
Less: reclassification adjustment of realized capital gains and losses..   101,749    (35,612)    66,137
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................   235,908    (82,568)   153,340
                                                                         ---------  ---------  ---------
Other comprehensive income.............................................. $ 235,908  $ (82,568) $ 153,340
                                                                         =========  =========  =========

                                                                                       2008
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding losses arising during the period, net of related offsets............................................................... $(323,776) $ 113,321  $(210,455)
Less: reclassification adjustment of realized capital gains and losses..   (55,927)    19,574    (36,353)
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................  (267,849)    93,747   (174,102)
                                                                         ---------  ---------  ---------
Other comprehensive loss................................................ $(267,849) $  93,747  $(174,102)
                                                                         =========  =========  =========

                                                                                       2007
                                                                         -------------------------------
                                                                          PRE-TAX      TAX     AFTER-TAX
($ IN THOUSANDS)                                                         ---------  ---------  ---------
Unrealized net holding losses arising during the period, net of related
  offsets............................................................... $ (15,895) $   5,563  $ (10,332)
Less: reclassification adjustment of realized capital gains and losses..     3,874     (1,356)     2,518
                                                                         ---------  ---------  ---------
Unrealized net capital gains and losses.................................   (19,769)     6,919    (12,850)
                                                                         ---------  ---------  ---------
Other comprehensive loss................................................ $ (19,769) $   6,919  $ (12,850)
                                                                         =========  =========  =========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                      SCHEDULE I--SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2009

                                                                                     AMOUNTS AT
                                                                                        WHICH
                                                                 COST/                SHOWN IN
                                                               AMORTIZED    FAIR     THE BALANCE
                                                                 COST       VALUE       SHEET
($ IN THOUSANDS)                                               ---------- ---------- -----------
Type of investment
Fixed Maturities:
   Bonds:
       United States government, government agencies and
         authorities.......................................... $  534,590 $  586,202 $  586,202
       States, municipalities and political subdivisions......    929,688    878,410    878,410
       Foreign governments....................................    241,141    290,856    290,856
       Public utilities.......................................    683,334    721,708    721,708
       All other corporate bonds..............................  2,489,696  2,549,494  2,549,494
   Asset-backed securities....................................     46,588     40,044     40,044
   Residential mortgage-backed securities.....................    666,118    651,672    651,672
   Commercial mortgage-backed securities......................    472,835    346,741    346,741
   Redeemable preferred stocks................................      9,245      8,638      8,638
                                                               ---------- ---------- ----------
       Total fixed maturities.................................  6,073,235 $6,073,765  6,073,765
                                                               ---------- ========== ----------
Equity securities:
   Common stocks:
       Industrial, miscellaneous and all other................    100,168 $  121,311    123,311
                                                                          ==========
Mortgage loans on real estate.................................    543,007 $  431,116    543,007
                                                                          ==========
Policy loans..................................................     40,569                40,569
Derivative instruments........................................      2,037 $    2,037      2,037
                                                                          ==========
Other long-term investments...................................      8,255                 8,255
Short-term investments........................................    348,456 $  348,453    348,453
                                                               ---------- ========== ----------
   Total investments.......................................... $7,115,727            $7,139,397
                                                               ==========            ==========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                           SCHEDULE IV--REINSURANCE

                                                                                   PERCENTAGE
                                               CEDED TO      ASSUMED               OF AMOUNT
                                   GROSS         OTHER      FROM OTHER    NET       ASSUMED
                                   AMOUNT    COMPANIES/(1)/ COMPANIES    AMOUNT      TO NET
($ IN THOUSANDS)                 ----------- -------------  ---------- ----------- ----------
YEAR ENDED DECEMBER 31, 2009
Life insurance in force......... $33,925,356  $12,115,820    $695,124  $22,504,660    3.1%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   142,563  $    53,595    $    959  $    89,927    1.1%
   Accident and health..........      11,877        2,311          --        9,566     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   154,440  $    55,906    $    959  $    99,493    1.0%
                                 ===========  ===========    ========  ===========
YEAR ENDED DECEMBER 31, 2008
Life insurance in force......... $32,704,176  $11,655,410    $737,572  $21,786,338    3.4%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   145,521  $    34,529    $  1,164  $   112,156    1.0%
   Accident and health..........      10,666        2,466          --        8,200     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   156,187  $    36,995    $  1,164  $   120,356    1.0%
                                 ===========  ===========    ========  ===========
YEAR ENDED DECEMBER 31, 2007
Life insurance in force......... $30,804,623  $12,578,676    $772,742  $18,998,689    4.1%
                                 ===========  ===========    ========  ===========
Premiums and contract charges:
   Life and annuities........... $   159,811  $    39,066    $  1,273  $   122,018    1.0%
   Accident and health..........       9,748        3,112          --        6,636     --
                                 -----------  -----------    --------  -----------
   Total premiums and contract
     charges.................... $   169,559  $    42,178    $  1,273  $   128,654    1.0%
                                 ===========  ===========    ========  ===========

--------
(1)No reinsurance or coinsurance income was netted against premium ceded in 2009, 2008 or 2007.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

           SCHEDULE V--VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

                                                                  ADDITIONS
($ IN THOUSANDS)                                             --------------------
                                                  BALANCE AT CHARGED TO                      BALANCE AT
                                                  BEGINNING  COSTS AND    OTHER                END OF
DESCRIPTION                                       OF PERIOD   EXPENSES  ADDITIONS DEDUCTIONS   PERIOD
-----------                                       ---------- ---------- --------- ---------- ----------
YEAR ENDED DECEMBER 31, 2009
Allowance for estimated losses on mortgage loans.    $449      $5,264      $--      $1,463     $4,250

YEAR ENDED DECEMBER 31, 2008
Allowance for estimated losses on mortgage loans.    $ --      $  449      $--      $   --     $  449

YEAR ENDED DECEMBER 31, 2007
Allowance for estimated losses on mortgage loans.    $ --      $   --      $--      $   --     $   --

               -----------------------------------------------------------------
               ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 AND FOR THE PERIODS ENDED DECEMBER 31, 2009 AND 2008, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2009, the related statements of operations and changes in net assets for each of the periods presented for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2009, the results of their operations and changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, IL
March 26, 2010

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                           AIM Variable      AIM Variable       AIM Variable      AIM Variable       The Alger         The Alger
                             Insurance         Insurance         Insurance          Insurance        American          American
                               Funds             Funds             Funds              Funds            Fund              Fund
                            Sub-Account       Sub-Account       Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                                                                                                                          Alger
                                               AIM V. I.                           AIM V. I.            Alger            Capital
                             AIM V. I.         Capital           AIM V. I.          Mid Cap           Balanced        Appreciation
                            Basic Value      Appreciation      Core Equity        Core Equity         Class I-2         Class I-2
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          51,629 $         129,396 $            9,179 $          67,301 $             718 $         107,148
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          51,629 $         129,396 $            9,179 $          67,301 $             718 $         107,148
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          51,629 $         129,396 $            9,179 $          67,301 $             718 $         107,148
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          51,629 $         129,396 $            9,179 $          67,301 $             718 $         107,148
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    8,634             6,365                368             6,163                67             2,333
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          69,934 $         140,043 $            8,302 $          73,407 $             695 $          87,518
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            9.47 $            9.84 $            10.58 $           13.35 $            9.19 $            9.23
                        ================= ================= ================== ================= ================= =================
   Highest              $            9.47 $            9.84 $            10.58 $           13.35 $            9.19 $           21.08
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                            The Alger         The Alger
                            American          American       AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein
                              Fund              Fund               Fund             Fund              Fund              Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                              Alger            Alger               VPS               VPS               VPS                VPS
                            Large Cap          MidCap             Growth         International     International   Small Cap Growth
                         Growth Class I-2  Growth Class I-2 and Income Class A   Growth Class A    Value Class A        Class A
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         124,499 $         169,207 $            1,158 $          1,939  $           1,052 $           2,720
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         124,499 $         169,207 $            1,158 $          1,939  $           1,052 $           2,720
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $         124,499 $         169,207 $            1,158 $          1,939  $           1,052 $           2,720
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         124,499 $         169,207 $            1,158 $          1,939  $           1,052 $           2,720
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    3,209            15,843                 76              116                 72               228
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         117,261 $         231,665 $            1,106 $          1,798  $             841 $           2,097
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            8.60 $            7.29 $             7.79 $            7.35 $            6.48 $            8.63
                        ================= ================= ================== ================= ================= =================
   Highest              $           12.92 $           18.55 $             7.79 $            7.35 $            6.48 $            8.63
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                            DWS Investments   DWS Investments                        Fidelity          Fidelity
                                               Variable          Variable             DWS             Variable          Variable
                        AllianceBernstein     Insurance         Insurance          Variable          Insurance         Insurance
                             Fund               Trust             Trust            Series II       Products Fund     Products Fund
                          Sub-Account         Sub-Account      Sub-Account        Sub-Account        Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                              VPS               DWS VIP           DWS VIP
                           Small/Mid          Equity 500         Small Cap          DWS VIP          VIP Asset
                        Cap Value Class A       Index A           Index A         Balanced A          Manager        VIP Contrafund
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $              74 $          97,145 $           44,937 $          52,124 $          45,679 $         480,076
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $              74 $          97,145 $           44,937 $          52,124 $          45,679 $         480,076
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $              74 $          97,145 $           44,937 $          52,124 $          45,679 $         480,076
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $              74 $          97,145 $           44,937 $          52,124 $          45,679 $         480,076
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                        6             8,310              4,539             2,540             3,514            23,282
                        ================= ================= ================== ================= ================= =================
Cost of investments     $              68 $          99,994 $           51,041 $          52,646 $          49,156 $         522,340
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            8.95 $           15.19 $            18.48 $           11.08 $           14.98 $            8.21
                        ================= ================= ================== ================= ================= =================
   Highest              $            8.95 $           15.19 $            18.48 $           11.08 $           14.98 $           18.89
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           Fidelity          Fidelity            Fidelity         Fidelity          Fidelity          Fidelity
                           Variable          Variable            Variable         Variable          Variable          Variable
                           Insurance         Insurance          Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund    Products Fund
                          Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                                                                   VIP                 VIP                                VIP
                              VIP                                 Growth              High                             Index 500
                          Equity-Income       VIP Growth         & Income            Income        VIP Index 500     Service Class
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         305,016 $         319,935 $              754 $             688 $         347,587 $          11,343
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         305,016 $         319,935 $              754 $             688 $         347,587 $          11,343
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $         305,016 $         319,935 $              754 $             688 $         347,587 $          11,343
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         305,016 $         319,935 $              754 $             688 $         347,587 $          11,343
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                   18,145            10,650                 68               130             2,906                95
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         374,025 $         340,204 $              711 $             688 $         368,857 $          10,148
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            7.66 $            7.35 $             7.75 $           10.66 $           12.36 $            8.25
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.88 $           10.99 $             7.75 $           10.66 $           12.36 $            8.25
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           Fidelity          Fidelity            Fidelity         Fidelity          Fidelity          Fidelity
                           Variable          Variable            Variable         Variable          Variable          Variable
                           Insurance         Insurance          Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund      Products Fund     Products Fund     Products Fund    Products Fund
                          Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                                                                                                        VIP              VIP
                          VIP Investment         VIP               VIP                                  Real             Value
                            Grade Bond         Mid Cap         Money Market       VIP Overseas         Estate         Strategies
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         171,799 $           1,163 $          132,799 $         132,802 $           1,838 $             215
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         171,799 $           1,163 $          132,799 $         132,802 $           1,838 $             215
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $         171,799 $           1,163 $          132,799 $         132,802 $           1,838 $             215
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         171,799 $           1,163 $          132,799 $         132,802 $           1,838 $             215
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                   13,766                46            132,799             8,824               168                28
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         170,382 $           1,086 $          132,799 $         157,437 $           1,406 $             194
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           11.10 $            8.88 $            10.25 $           14.61 $            7.37 $            8.14
                        ================= ================= ================== ================= ================= =================
   Highest              $           13.51 $            8.88 $            14.57 $           14.61 $            7.37 $            8.14
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                            Franklin          Franklin            Franklin         Franklin          Franklin         Franklin
                            Templeton         Templeton          Templeton         Templeton         Templeton        Templeton
                           Investments       Investments        Investments       Investments       Investments      Investments
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
                                                                                     VIP
                                                  VIP                            Mutual Global         VIP                 VIP
                               VIP               High               VIP            Discovery          Mutual              Small
                               U.S.             Income             Income          Securities         Shares            Cap Value
                            Government        Securities         Securities          Class 1        Securities         Securities
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $             593 $             450 $              750 $              90 $             507 $           2,588
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $             593 $             450 $              750 $              90 $             507 $           2,588
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $             593 $             450 $              750 $              90 $             507 $           2,588
                        ----------------- ----------------- ------------------ ----------------------------------- -----------------
   Total net assets     $             593 $             450 $              750 $              90 $             507 $           2,588
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                       45                72                 52                 5                34               199
                        ================= ================= ================== =================================== =================
Cost of investments     $             592 $             440 $              665 $              88 $             436 $           2,316
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           10.87 $           10.78 $             9.50 $            9.25 $            8.38 $            8.52
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.87 $           10.78 $             9.50 $            9.25 $            8.38 $            8.52
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                            Franklin          Franklin            Franklin         Franklin
                            Templeton         Templeton          Templeton         Templeton         Ibbotson          Ibbotson
                           Investments       Investments        Investments       Investments          Fund              Fund
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                                VIP               VIP              VIP                 VIP           Aggressive         Balanced
                             Small-Mid         Strategic          Global             Global            Growth              ETF
                            Cap Growth          Income            Asset              Income           ETF Asset           Asset
                            Securities        Securities        Allocation         Securities        Allocation        Allocation
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           1,885 $             518 $              236 $           1,005 $          22,155 $          27,280
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           1,885 $             518 $              236 $           1,005 $          22,155 $          27,280
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $           1,885 $             518 $              236 $           1,005 $          22,155 $          27,280
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           1,885 $             518 $              236 $           1,005 $          22,155 $          27,280
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                      109                42                 25                57             2,739             3,004
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           1,574 $             477 $              227 $             978 $          20,093 $          23,286
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            8.77 $           10.94 $             9.28 $           12.04 $            8.37 $            9.18
                        ================= ================= ================== ================= ================= =================
   Highest              $            8.77 $           10.94 $             9.28 $           12.04 $           12.96 $            9.18
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------



                            Ibbotson          Ibbotson            Ibbotson        Janus Aspen       Janus Aspen       Janus Aspen
                              Fund              Fund                Fund            Series            Series            Series
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                           Conservative         Growth           Income and
                                ETF               ETF              Growth
                               Asset             Asset           ETF Asset                            Flexible           Forty
                            Allocation        Allocation         Allocation         Balanced            Bond           Portfolio
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $           5,018 $         109,940 $            6,739 $           1,742 $             755 $          27,917
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $           5,018 $         109,940 $            6,739 $           1,742 $             755 $          27,917
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $           5,018 $         109,940 $            6,739 $           1,742 $             755 $          27,917
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $           5,018 $         109,940 $            6,739 $           1,742 $             755 $          27,917
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                      476            12,784                712                65                60               831
                        ================= ================= ================== ================= ================= =================
Cost of investments     $           4,891 $          93,987 $            6,399 $           1,672 $             758 $          24,979
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           10.12 $            8.71 $             9.67 $           10.49 $           11.69 $            7.97
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.12 $           12.68 $             9.67 $           10.49 $           11.69 $           15.88
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       Janus Aspen
                           Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen       Janus Aspen          Series
                             Series            Series              Series           Series            Series        (Service Shares)
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                              Global                                Mid                                                 Balanced
                               Life             Global              Cap                            Research Core        (Service
                             Sciences         Technology           Value           Overseas          Portfolio           Shares)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $             547 $           1,027 $              103 $           3,290 $              23 $         144,191
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $             547 $           1,027 $              103 $           3,290 $              23 $         144,191
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $             547 $           1,027 $              103 $           3,290 $              23 $         144,191
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $             547 $           1,027 $              103 $           3,290 $              23 $         144,191
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                       53               232                  7                72                 2             5,163
                        ================= ================= ================== ================= ================= =================
Cost of investments     $             518 $             839 $               98 $           2,474 $              22 $         139,154
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            9.48 $            9.39 $             9.51 $            8.41 $            8.29 $           17.46
                        ================= ================= ================== ================= ================= =================
   Highest              $            9.48 $            9.39 $             9.51 $            8.41 $            8.29 $           17.46
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Legg Mason
                           Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen         Lazard           Partners
                             Series            Series             Series            Series          Retirement         Variable
                        (Service Shares)  (Service Shares)   (Service Shares)  (Service Shares)     Series, Inc.   Portfolios I, Inc
                          Sub-Account        Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                                                                                                                      Legg Mason
                                               Mid Cap         Risk-Managed                           Emerging        ClearBridge
                            Overseas            Value              Core            Worldwide          Markets          Variable
                        (Service Shares)   (Service Shares)  (Service Shares)  (Service Shares)        Equity      Investors Class I
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          64,464 $          68,666 $            3,320 $          29,839 $          25,925 $          10,001
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          64,464 $          68,666 $            3,320 $          29,839 $          25,925 $          10,001
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          64,464 $          68,666 $            3,320 $          29,839 $          25,925 $          10,001
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          64,464 $          68,666 $            3,320 $          29,839 $          25,925 $          10,001
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    1,430             5,008                346             1,151             1,348               805
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          66,664 $          70,952 $            3,459 $          29,898 $          24,740 $          11,481
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            8.43 $           14.87 $            11.70 $           14.52 $           44.91 $           11.59
                        ================= ================= ================== ================= ================= =================
   Highest              $            8.43 $           14.87 $            11.70 $           14.52 $           44.91 $           11.59
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           Legg Mason        Legg Mason
                            Partners          Partners         MFS Variable       MFS Variable     MFS Variable      MFS Variable
                            Variable          Variable           Insurance          Insurance        Insurance        Insurance
                        Portfolios I, Inc Portfolios I, Inc        Trust             Trust             Trust            Trust
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                           Legg Mason        Legg Mason
                           ClearBridge       Western Asset                       MFS Investors
                            Variable       Variable Global         MFS              Growth         MFS Investors        MFS New
                          Value Class I    High Yield Bond      High Income          Stock             Trust           Discovery
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          62,661 $          62,317 $           43,765 $          19,417 $           5,104 $         173,463
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          62,661 $          62,317 $           43,765 $          19,417 $           5,104 $         173,463
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          62,661 $          62,317 $           43,765 $          19,417 $           5,104 $         173,463
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          62,661 $          62,317 $           43,765 $          19,417 $           5,104 $         173,463
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    3,654             8,309              5,305             1,975               280            12,916
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          73,005 $          67,626 $           43,676 $          18,659 $           5,040 $         148,718
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            7.87 $           13.65 $            12.95 $           12.12 $           12.30 $           21.68
                        ================= ================= ================== ================= ================= =================
   Highest              $            7.87 $           13.65 $            12.95 $           12.12 $           12.30 $           21.68
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                           MFS Variable      MFS Variable       MFS Variable      Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance          Insurance         Variable           Variable          Variable
                              Trust             Trust              Trust         Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                                                                                                    Oppenheimer       Oppenheimer
                            MFS Total                                            Oppenheimer           Core             Global
                             Return         MFS Utilities       MFS Value         Balanced             Bond          Securities IC
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          43,684 $          41,033 $           35,827 $             389 $             648 $             211
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          43,684 $          41,033 $           35,827 $             389 $             648 $             211
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          43,684 $          41,033 $           35,827 $             389 $             648 $             211
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          43,684 $          41,033 $           35,827 $             389 $             648 $             211
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    2,499             1,790              3,036                38                92                 8
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          46,081 $          41,893 $           36,572 $             371 $             625 $             198
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           17.29 $           29.60 $            13.03 $            7.10 $            6.68 $            8.72
                        ================= ================= ================== ================= ================= =================
   Highest              $           17.29 $           29.60 $            13.03 $            7.10 $            6.68 $            8.72
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                           Oppenheimer       Oppenheimer        Oppenheimer       Oppenheimer       Oppenheimer
                            Variable          Variable           Variable          Variable          Variable       Panorama Series
                          Account Funds     Account Funds      Account Funds     Account Funds   Account Funds (SC)   Fund, Inc.
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                           Oppenheimer
                           Main Street       Oppenheimer        Oppenheimer                         Oppenheimer       Oppenheimer
                            Small Cap          MidCap            Strategic        Oppenheimer          Global        International
                             Growth             Fund               Bond              Value        Securities (SC)        Growth
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $         284,033 $          40,984 $              203 $             612 $         208,314 $          95,875
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $         284,033 $          40,984 $              203 $             612 $         208,314 $          95,875
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $         284,033 $          40,984 $              203 $             612 $         208,314 $          95,875
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $         284,033 $          40,984 $              203 $             612 $         208,314 $          95,875
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                   19,725             1,122                 38                85             7,927            58,106
                        ================= ================= ================== ================= ================= =================
Cost of investments     $         294,273 $          44,870 $              188 $             451 $         215,693 $          80,965
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $            8.91 $            8.76 $             9.88 $            9.47 $           13.86 $            8.30
                        ================= ================= ================== ================= ================= =================
   Highest              $           19.49 $            8.76 $             9.88 $            9.47 $           13.86 $           27.34
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Advisors
                            Variable       PIMCO Variable     PIMCO Variable     PIMCO Variable   PIMCO Variable    Putnam Variable
                            Insurance         Insurance          Insurance          Insurance        Insurance           Trust
                              Trust             Trust              Trust               Trust           Trust           (Class IA)
                           Sub-Account       Sub-Account        Sub-Account        Sub-Account      Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------


                           Premier VIT
                           NACM Small                                                PIMCO            PIMCO          VT High Yield
                           Cap Class I      Foreign Bond       Money Market       Real Return      Total Return        (Class IA)
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          36,222 $          38,263 $          154,044 $          55,103 $         123,171 $          43,006
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          36,222 $          38,263 $          154,044 $          55,103 $         123,171 $          43,006
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          36,222 $          38,263 $          154,044 $          55,103 $         123,171 $          43,006
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          36,222 $          38,263 $          154,044 $          55,103 $         123,171 $          43,006
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    2,338             3,969            154,044             4,430            11,384             6,477
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          47,830 $          39,568 $          154,044 $          53,879 $         118,843 $          42,545
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           10.28 $           14.45 $            11.71 $           13.57 $           16.23 $           18.03
                        ================= ================= ================== ================= ================= =================
   Highest              $           10.28 $           14.45 $            11.71 $           13.57 $           16.23 $           18.03
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------


                         Putnam Variable                      T. Rowe Price      T. Rowe Price     The Universal     The Universal
                              Trust        Rydex Variable     Equity Series,     Equity Series,    Institutional     Institutional
                           (Class IA)           Trust              Inc.              Inc.           Funds, Inc.       Funds, Inc.
                           Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                        VT International        Rydex                                                                 Van Kampen's
                           Growth and        VT All-Cap        T. Rowe Price                        Van Kampen's      UIF Emerging
                             Income          Opportunity         Blue Chip       T. Rowe Price       UIF Capital        Markets
                           (Class IA)           Fund               Growth        Equity Income     Growth Class I    Equity Class I
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          55,202 $          25,851 $           85,727 $         194,145 $          29,112 $           1,472
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          55,202 $          25,851 $           85,727 $         194,145 $          29,112 $           1,472
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          55,202 $          25,851 $           85,727 $         194,145 $          29,112 $           1,472
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          55,202 $          25,851 $           85,727 $         194,145 $          29,112 $           1,472
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    6,066             2,246              8,893            11,000             1,726               113
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          50,363 $          25,833 $           81,450 $         218,982 $          25,251 $           1,107
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           19.50 $           17.76 $            11.68 $           16.55 $            8.67 $            7.83
                        ================= ================= ================== ================= ================= =================
   Highest              $           19.50 $           17.76 $            11.68 $           16.55 $           13.44 $            7.83
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Van Eck           Van Eck           Van Eck
                          The Universal     The Universal     The Universal        Worldwide         Worldwide         Worldwide
                          Institutional     Institutional     Institutional        Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.       Funds, Inc.           Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------

                                            Van Kampen's       Van Kampen's         Van Eck                             Van Eck
                           Van Kampen's       UIF U.S.           UIF U.S.          Worldwide          Van Eck          Worldwide
                          UIF High Yield    Mid Cap Value      Real Estate         Emerging          Worldwide       Multi-Manager
                             Class I          Class I            Class I            Markets         Hard Assets      Alternatives
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
ASSETS
Investments at fair
   value                $          21,668 $             296 $           70,591 $         103,861 $          47,517 $          13,397
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total assets         $          21,668 $             296 $           70,591 $         103,861 $          47,517 $          13,397
                        ================= ================= ================== ================= ================= =================

NET ASSETS
Accumulation units      $          21,668 $             296 $           70,591 $         103,861 $          47,517 $          13,397
                        ----------------- ----------------- ------------------ ----------------- ----------------- -----------------
   Total net assets     $          21,668 $             296 $           70,591 $         103,861 $          47,517 $          13,397
                        ================= ================= ================== ================= ================= =================

FUND SHARE INFORMATION
Number of shares                    1,838                28              6,955             9,257             1,624             1,388
                        ================= ================= ================== ================= ================= =================
Cost of investments     $          22,510 $             238 $           94,655 $         103,273 $          45,918 $          13,612
                        ================= ================= ================== ================= ================= =================

ACCUMULATION UNIT
   VALUE
   Lowest               $           16.58 $            8.47 $            20.45 $           24.23 $           29.41 $           11.13
                        ================= ================= ================== ================= ================= =================
   Highest              $           16.58 $            8.47 $            20.45 $           24.23 $           29.41 $           11.13
                        ================= ================= ================== ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                              Van Kampen Life
                         Van Kampen Life   Van Kampen Life     Investment
                           Investment        Investment           Trust
                              Trust             Trust           (Class II)
                           Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ------------------


                                                                LIT Mid Cap
                                             LIT Growth           Growth
                          LIT Government     and Income         (Class II)
                        ----------------- ----------------- ------------------
ASSETS
Investments at fair
   value                $          23,526 $         102,862 $          125,574
                        ----------------- ----------------- ------------------
   Total assets         $          23,526 $         102,862 $          125,574
                        ================= ================= ==================

NET ASSETS
Accumulation units      $          23,526 $         102,862 $          125,574
                        ----------------- ----------------- ------------------
   Total net assets     $          23,526 $         102,862 $          125,574
                        ================= ================= ==================

FUND SHARE INFORMATION
Number of shares                    2,683             6,284             39,365
                        ================= ================= ==================
Cost of investments     $          24,243 $         111,112 $          114,944
                        ================= ================= ==================

ACCUMULATION UNIT
   VALUE
   Lowest               $           10.27 $            8.75 $            12.82
                        ================= ================= ==================
   Highest              $           10.27 $           17.21 $            12.82
                        ================= ================= ==================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           AIM Variable      AIM Variable      AIM Variable      AIM Variable       The Alger          The Alger
                             Insurance        Insurance         Insurance          Insurance        American            American
                               Funds            Funds             Funds              Funds            Fund                Fund
                            Sub-Account      Sub-Account       Sub-Account        Sub-Account      Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                                                                         Alger
                                              AIM V. I.                            AIM V. I.          Alger             Capital
                             AIM V. I.         Capital          AIM V. I.           Mid Cap         Balanced         Appreciation
                           Basic Value       Appreciation      Core Equity        Core Equity     Class I-2 (a)      Class I-2 (b)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            737  $            701  $            156  $            784  $              -  $               -

      Net investment
         income (loss)               737               701               156               784                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     3,243             7,762             1,310             2,920               100             24,837
      Cost of
         investments
         sold                      5,448            10,291             1,313             3,659                98             25,267
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------
      Realized gains
         (losses) on
         fund shares              (2,205)           (2,529)               (3)             (739)                2               (430)

Realized gain
   distributions                       -                 -                 -               757                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)           (2,205)           (2,529)               (3)               18                 2               (430)

Change in unrealized
   gains (losses)                 17,710            23,457             1,938            12,622                24             38,017
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments           15,505            20,928             1,935            12,640                26             37,587
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         16,242  $         21,629  $          2,091  $         13,424  $             26  $          37,587
                        ================  ================  ================  ================  ================  =================

(a)  Previously known as Alger American Balanced
(b)  Previously known as Alger Capital Appreciation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            The Alger         The Alger
                            American           American     AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein
                              Fund               Fund              Fund             Fund              Fund               Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                              Alger             Alger              VPS
                            Large Cap           MidCap            Growth             VPS               VPS               VPS
                              Growth            Growth             and          International     International         Small
                          Class I-2 (c)     Class I-2 (d)    Income Class A   Growth Class A      Value Class A   Cap Growth Class A
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            621  $              -  $             30  $             17  $             13  $               -

      Net investment
         income (loss)               621                 -                30                17                13                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     8,861            11,816               114               131                52                362
      Cost of
         investments
         sold                      9,757            19,477               113               128                40                309
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund
         shares                     (896)           (7,661)                1                 3                12                 53

Realized gain
   distributions                       -                 -                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains
         (losses)                   (896)           (7,661)                1                 3                12                 53

Change in unrealized
   gains (losses)                 39,336            62,777               118               213               209                624
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains
         (losses) on
         investments              38,440            55,116               119               216               221                677
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         39,061  $         55,116  $            149  $            233  $            234  $             677
                        ================  ================  ================  ================  ================  =================

(c)  Previously known as Alger Large Cap Growth
(d)  Previously known as Alger MidCap Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                             DWS Investments   DWS Investments                          Fidelity
                                                                 Variable         Variable             DWS              Variable
                        AllianceBernstein AllianceBernstein     Insurance         Insurance         Variable           Insurance
                              Fund               Fund             Trust             Trust           Series II        Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                             VPS Wealth
                               VPS           Appreciation        DWS VIP           DWS VIP
                            Small/Mid          Strategy         Equity 500        Small Cap          DWS VIP           VIP Asset
                        Cap Value Class A    Class A (e)         Index A           Index A         Balanced A           Manager
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              -  $              -  $          1,748  $            549  $          1,534  $             963

      Net investment
         income (loss)                 -                 -             1,748               549             1,534                963
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        53               190             4,418             5,021            14,914              2,534
      Cost of
         investments
         sold                         51               158             5,726             7,234            17,022              3,236
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                   2                32            (1,308)           (2,213)           (2,108)              (702)

Realized gain
   distributions                       -                 -                 -             2,060                 -                 68
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)                2                32            (1,308)             (153)           (2,108)              (634)

Change in unrealized
   gains (losses)                      7                 -            16,095             7,438             9,981              9,390
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments                9                32            14,787             7,285             7,873              8,756
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $              9  $             32  $         16,535  $          7,834  $          9,407  $           9,719
                        ================  ================  ================  ================  ================  =================

(e)  For period beginning January 1, 2009, and ended September 25, 2009

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Fidelity           Fidelity          Fidelity         Fidelity          Fidelity           Fidelity
                            Variable           Variable          Variable         Variable          Variable           Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                                     VIP
                                                 VIP                               Growth
                          VIP Contrafund    Equity-Income       VIP Growth        & Income       VIP High Income    VIP Index 500
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          5,607  $          5,973  $          1,236  $              7  $             46  $           7,969

      Net investment
         income (loss)             5,607             5,973             1,236                 7                46              7,969
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    28,352             9,496            22,579                88                57            318,374
      Cost of
         investments
         sold                     39,635            13,486            27,188                83                53            420,142
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares             (11,283)           (3,990)           (4,609)                5                 4           (101,768)

Realized gain
   distributions                     115                 -               237                 -                 -              8,809
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains
         (losses)                (11,168)           (3,990)           (4,372)                5                 4            (92,959)

Change in unrealized
   gains (losses)                120,716            68,115            73,563                43                 1            168,908
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
          gains
         (losses) on
         investments             109,548            64,125            69,191                48                 5             75,949
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $        115,155  $         70,098  $         70,427  $             55  $             51  $          83,918
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Fidelity           Fidelity          Fidelity         Fidelity          Fidelity           Fidelity
                            Variable           Variable          Variable         Variable          Variable           Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund      Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                               VIP                                                                                       VIP
                            Index 500       VIP Investment         VIP               VIP                                 Real
                          Service Class       Grade Bond         Mid Cap         Money Market     VIP Overseas          Estate
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            219  $         13,471  $              6  $            898  $          2,498  $              37

      Net investment
         income (loss)               219            13,471                 6               898             2,498                 37
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                       139            25,636                87            59,502             7,058                 29
      Cost of
         investments
         sold                        124            25,229                80            59,502             9,394                 23
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

   Realized gains
      (losses) on
      fund shares                     15               407                 7                 -            (2,336)                 6

Realized gain
   distributions                      48               621                 4                 -               338                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains
         (losses)                     63             1,028                11                 -            (1,998)                 6

Change in unrealized
   gains (losses)                  1,305             8,648               101                 -            27,829                456
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains
         (losses) on
         investments               1,368             9,676               112                 -            25,831                462
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $          1,587  $         23,147  $            118  $            898  $         28,329  $             499
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Fidelity
                            Variable           Franklin          Franklin         Franklin          Franklin            Franklin
                            Insurance         Templeton         Templeton         Templeton         Templeton          Templeton
                          Products Fund      Investments       Investments       Investments       Investments        Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                                                                          VIP
                                                 VIP               VIP               VIP                             Mutual Global
                               VIP              Global            Global            High               VIP             Discovery
                              Value             Asset             Income           Income            Income           Securities
                           Strategies         Allocation        Securities       Securities        Securities         Class 1 (f)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              1  $              -  $             36  $              2  $             34  $               -

      Net investment
         income (loss)                 1                 -                36                 2                34                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                        50               105               165                48                 5                  8
      Cost of
         investments
         sold                         45               103               164                46                 5                  8
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                   5                 2                 1                 2                 -                  -

Realized gain
   distributions                       -                 -                 -                 -                 -                  1
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

   Net realized gains
      (losses)                         5                 2                 1                 2                 -                  1

Change in unrealized
   gains (losses)                     20                 8                23                 9               118                  3
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

   Net realized and
      unrealized gains
      (losses) on
      investments                     25                10                24                11               118                  4
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             26  $             10  $             60  $             13  $            152  $               4
                        ================  ================  ================  ================  ================  =================

(f)  Previously known as VIP Mutual Discovery Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Franklin           Franklin          Franklin         Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton          Ibbotson
                           Investments       Investments       Investments       Investments       Investments           Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                               VIP               VIP               VIP               VIP                              Aggressive
                             Mutual             Small           Small-Mid         Strategic            VIP              Growth
                             Shares           Cap Value         Cap Growth         Income             U.S.            ETF Asset
                           Securities         Securities        Securities       Securities        Government         Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------

NET INVESTMENT INCOME
   (LOSS)
Dividends               $              7  $             22  $              -  $             16  $              4  $              91

      Net investment
         income (loss)                 7                22                 -                16                 4                 91
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                         2               119               112                44               114                434
      Cost of
         investments
         sold                         13               105                95                42               114                412
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                 (11)               14                17                 2                 -                 22

Realized gain
   distributions                       -                52                 -                 -                 -                  6
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)              (11)               66                17                 2                 -                 28

Change in unrealized
   gains (losses)                     70               342               312                48                 2              2,275
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments               59               408               329                50                 2              2,303
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             66  $            430  $            329  $             66  $              6  $           2,394
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Ibbotson           Ibbotson          Ibbotson         Ibbotson         Janus Aspen       Janus Aspen
                              Fund               Fund              Fund             Fund             Series             Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                            Balanced         Conservative         Growth         Income and
                               ETF               ETF               ETF             Growth
                              Asset             Asset             Asset           ETF Asset                            Flexible
                           Allocation         Allocation        Allocation       Allocation         Balanced             Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            217  $             29  $            694  $             65  $             20  $              11

      Net investment
         income (loss)               217                29               694                65                20                 11
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     4,747             1,756            16,385               828               338                 24
      Cost of
         investments
         sold                      4,331             1,706            15,088               811               318                 24
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                 416                50             1,297                17                20                  -

Realized gain
   distributions                      18                 3                33                 4                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)              434                53             1,330                21                20                  -

Change in unrealized
   gains (losses)                  4,038               109            15,824               462                71                 (2)
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments            4,472               162            17,154               483                91                 (2)
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $          4,689  $            191  $         17,848  $            548  $            111  $               9
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen
                             Series             Series            Series           Series            Series             Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                                     Mid                               Research
                              Forty          Global Life          Global             Cap                                 Core
                            Portfolio          Sciences         Technology          Value          Overseas (g)      Portfolio (h)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              8  $              -  $              -  $              -  $             11  $               -

      Net investment
         income (loss)                 8                 -                 -                 -                11                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     2,638                63               105                72               188                 25
      Cost of
         investments
         sold                      2,874                62                86                67               139                 24
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                (236)                1                19                 5                49                  1

Realized gain
   distributions                       -                 -                 -                 -                40                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
      gains (losses)                (236)                1                19                 5                89                  1

Change in unrealized
   gains (losses)                  8,195                30               188                 5               815                  1
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments            7,959                31               207                10               904                  2
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $          7,967  $             31  $            207  $             10  $            915  $               2
                        ================  ================  ================  ================  ================  =================

(g)  Previously known as International Growth
(h)  Previously known as Fundamental Equity

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                            Janus Aspen      Janus Aspen       Janus Aspen        Janus Aspen       Janus Aspen      Janus Aspen
                              Series            Series            Series            Series            Series            Series
                         (Service Shares)  (Service Shares)  (Service Shares)  (Service Shares)  (Service Shares)  (Service Shares)
                            Sub-Account      Sub-Account       Sub-Account        Sub-Account       Sub-Account      Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                                                       Small
                                               Mid Cap           Overseas        Risk-Managed      Company Value      Worldwide
                             Balanced           Value        (Service Shares)        Core        (Service Shares)  (Service Shares)
                         (Service Shares)  (Service Shares)        (i)         (Service Shares)         (j)               (k)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          3,365  $            192  $            198  $             32  $              -  $             291

      Net investment
         income (loss)             3,365               192               198                32                 -                291
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    10,835             7,421             4,336               694            27,624              3,308
      Cost of
         investments
         sold                     11,883             9,187             5,786               882            41,632              3,866
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares              (1,048)           (1,766)           (1,450)             (188)          (14,008)              (558)

Realized gain
   distributions                   4,343             1,356             1,330                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)            3,295              (410)             (120)             (188)          (14,008)              (558)

Change in unrealized
   gains (losses)                 21,096            15,717            25,762               850            12,658              7,526
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments           24,391            15,307            25,642               662            (1,350)             6,968
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         27,756  $         15,499  $         25,840  $            694  $         (1,350) $           7,259
                        ================  ================  ================  ================  ================  =================

(i)  Previously known as International Growth (Service Shares)
(j)  For period beginning January 1, 2009, and ended April 30, 2009
(k)  Previously known as Worldwide Growth (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                              Legg Mason        Legg Mason        Legg Mason
                                               Partners         Partners           Partners
                              Lazard           Variable          Variable          Variable        MFS Variable      MFS Variable
                            Retirement      Portfolios I,     Portfolios I,     Portfolios I,       Insurance         Insurance
                           Series, Inc.          Inc.              Inc.              Inc.             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                              Legg Mason                         Legg Mason
                                             ClearBridge        Legg Mason      Western Asset
                             Emerging          Variable        ClearBridge         Variable                         MFS Investors
                              Markets         Investors          Variable        Global High           MFS              Growth
                              Equity         Class I (l)    Value Class I (m)   Yield Bond (n)     High Income          Stock
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $            597  $            156  $            724  $          5,533  $          2,605  $             103

      Net investment
         income (loss)               597               156               724             5,533             2,605                103
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    11,138               451             3,059             4,011             2,723              2,103
      Cost of
         investments
         sold                     11,382               670             4,217             5,188             3,321              2,363
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                (244)             (219)           (1,158)           (1,177)             (598)              (260)

Realized gain
   distributions                       -                 -                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
      gains (losses)                (244)             (219)           (1,158)           (1,177)             (598)              (260)

Change in unrealized
   gains (losses)                  9,788             1,988            14,349            16,335            10,552              5,466
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments            9,544             1,769            13,191            15,158             9,954              5,206
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         10,141  $          1,925  $         13,915  $         20,691  $         12,559  $           5,309
                        ================  ================  ================  ================  ================  =================

(l)  Previously known as Legg Mason Variable Investors Portfolio
(m)  Previously known as Legg Mason Variable Fundamental Value
(n)  Previously known as Legg Mason Partners Variable Global High Yield Bond II

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable       MFS Variable      MFS Variable      MFS Variable      MFS Variable       Oppenheimer
                            Insurance         Insurance         Insurance          Insurance        Insurance           Variable
                              Trust             Trust             Trust              Trust            Trust          Account Funds
                           Sub-Account       Sub-Account       Sub-Account        Sub-Account      Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                          MFS Investors        MFS New          MFS Total                                             Oppenheimer
                              Trust           Discovery           Return        MFS Utilities       MFS Value          Balanced
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             67  $              -  $          1,052  $          1,540  $            334  $               -

      Net investment
         income (loss)                67                 -             1,052             1,540               334                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                     1,307             6,317             2,066             1,871               318                 43
      Cost of
         investments
         sold                      1,686             6,924             2,514             2,489               372                 40
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                (379)             (607)             (448)             (618)              (54)                 3

Realized gain
   distributions                       -                 -                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)             (379)             (607)             (448)             (618)              (54)                 3

Change in unrealized
   gains (losses)                  1,418            54,834             5,536             8,923             6,084                 18
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments            1,039            54,227             5,088             8,305             6,030                 21
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $          1,106  $         54,227  $          6,140  $          9,845  $          6,364  $              21
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                           Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Variable           Variable          Variable          Variable          Variable          Variable
                          Account Funds     Account Funds     Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                               Oppenheimer
                           Oppenheimer       Oppenheimer       Main Street                         Oppenheimer
                              Core              Global          Small Cap        Oppenheimer        Strategic        Oppenheimer
                              Bond          Securities IC         Growth         MidCap Fund          Bond              Value
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $              -  $              -  $          1,913  $              -  $              -  $               2

      Net investment
         income (loss)                 -                 -             1,913                 -                 -                  2
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                       143               214            26,212             2,614                49                 53
      Cost of
         investments
         sold                        139               197            32,592             3,806                46                 39
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                   4                17            (6,380)           (1,192)                3                 14

Realized gain
   distributions                       -                 -                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)                4                17            (6,380)           (1,192)                3                 14

Change in unrealized
   gains (losses)                     23                13            80,934            10,511                14                161
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments               27                30            74,554             9,319                17                175
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $             27  $             30  $         76,467  $          9,319  $             17  $             177
                        ================  ================  ================  ================  ================  =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                                                              PIMCO Advisors    PIMCO Advisors
                            Oppenheimer                          Variable          Variable       PIMCO Variable    PIMCO Variable
                             Variable      Panorama Series      Insurance         Insurance         Insurance          Insurance
                        Account Funds(SC)     Fund, Inc.          Trust             Trust             Trust             Trust
                            Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                            Oppenheimer      Oppenheimer                         Premier VIT
                              Global        International         OpCap           NACM Small
                          Securities (SC)       Growth         Balanced (o)    Cap Class I (p)     Foreign Bond      Money Market
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          2,629  $            536  $            311  $             15  $          1,271  $             168

      Net investment
         income (loss)             2,629               536               311                15             1,271                168
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    20,442            12,577             6,501             9,983            11,671             31,195
      Cost of
         investments
         sold                     24,167            12,671            11,077            17,071            11,007             31,195
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares              (3,725)              (94)           (4,576)           (7,088)              664                  -

Realized gain
   distributions                   2,916                 -                 -                 -             3,816                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)             (809)              (94)           (4,576)           (7,088)            4,480                  -

Change in unrealized
   gains (losses)                 52,949            22,990             4,078            12,114                93                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments           52,140            22,896              (498)            5,026             4,573                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         54,769  $         23,432  $           (187) $          5,041  $          5,844  $             168
                        ================  ================  ================  ================  ================  =================

(o)  For period beginning January 1, 2009, and ended April 24, 2009
(p)  Previously known as NACM Small Cap

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Variable    PIMCO Variable   Putnam Variable   Putnam Variable                       T. Rowe Price
                            Insurance         Insurance           Trust             Trust         Rydex Variable    Equity Series,
                              Trust             Trust           (Class IA)       (Class IA)           Trust              Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                                                               VT International        Rydex
                                                                                  Growth and        VT All-Cap       T. Rowe Price
                              PIMCO             PIMCO         VT High Yield        Income          Opportunity          Blue Chip
                           Real Return       Total Return       (Class IA)        (Class IA)         Fund (q)            Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          1,979  $          7,347  $          4,286  $              -  $             22  $               -

      Net investment
         income (loss)             1,979             7,347             4,286                 -                22                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    40,683            54,682            11,736             7,694             7,524              5,025
      Cost of
         investments
         sold                     40,468            51,504            14,899            10,407             9,054              5,337
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares                 215             3,178            (3,163)           (2,713)           (1,530)              (312)

Realized gain
   distributions                   2,018             3,676                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)            2,233             6,854            (3,163)           (2,713)           (1,530)              (312)

Change in unrealized
   gains (losses)                  6,662             4,681            13,679            13,208             7,287             24,133
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments            8,895            11,535            10,516            10,495             5,757             23,821
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         10,874  $         18,882  $         14,802  $         10,495  $          5,779  $          23,821
                        ================  ================  ================  ================  ================  =================

(q)  Previously known as Rydex Sector Rotation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     The Universal     The Universal     The Universal     The Universal      The Universal
                          Equity Series,    Institutional     Institutional     Institutional     Institutional      Institutional
                               Inc.          Funds, Inc.       Funds, Inc.       Funds, Inc.       Funds, Inc.        Funds, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                                             Van Kampen's      Van Kampen's                       Van Kampen's        Van Kampen's
                                             UIF Capital       UIF Emerging     Van Kampen's        UIF U.S.            UIF U.S.
                          T. Rowe Price        Growth         Markets Equity    UIF High Yield    Mid Cap Value       Real Estate
                          Equity Income      Class I (r)       Class I (s)       Class I (t)       Class I (u)        Class I (v)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $          3,070  $              -  $              -  $          1,449  $              2  $           1,482

      Net investment
         income (loss)             3,070                 -                 -             1,449                 2              1,482
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    15,890             4,087               204             1,032               134              3,978
      Cost of
         investments
         sold                     22,075             4,920               150             1,263               107              7,719
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares              (6,185)             (833)               54              (231)               27             (3,741)

Realized gain
   distributions                       -                 -                 -                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)           (6,185)             (833)               54              (231)               27             (3,741)

Change in unrealized
   gains (losses)                 42,532            11,874               364             4,761                58             18,056
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments           36,347            11,041               418             4,530                85             14,315
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         39,417  $         11,041  $            418  $          5,979  $             87  $          15,797
                        ================  ================  ================  ================  ================  =================

(r)  Previously known as Van Kampen UIF Capital Growth
(s)  Previously known as Van Kampen UIF Emerging Markets Equity
(t)  Previously known as Van Kampen UIF High Yield
(u)  Previously known as Van Kampen UIF U.S. Mid Cap Value
(v)  Previously known as Van Kampen UIF U.S. Real Estate

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
------------------------------------------------------------------------------------------------------------------------------------

                             Van Eck           Van Eck           Van Eck                                            Van Kampen Life
                            Worldwide         Worldwide         Worldwide      Van Kampen Life   Van Kampen Life       Investment
                            Insurance         Insurance         Insurance        Investment        Investment            Trust
                              Trust             Trust             Trust             Trust             Trust            (Class II)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
                             Van Eck                             Van Eck
                            Worldwide          Van Eck          Worldwide                                             LIT Mid Cap
                            Emerging          Worldwide       Multi-Manager                        LIT Growth            Growth
                             Markets         Hard Assets     Alternatives (w)   LIT Government     and Income          (Class II)
                        ----------------- ----------------- ----------------- ----------------- ----------------- ------------------
NET INVESTMENT INCOME
   (LOSS)
Dividends               $             70  $             72  $             31  $          1,436  $          3,430  $               -

      Net investment
         income (loss)                70                72                31             1,436             3,430                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from
         sales                    13,777             4,227               769            15,136             6,706              3,530
      Cost of
         investments
         sold                     20,204             4,900               834            15,220             8,578              4,482
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Realized gains
         (losses) on
         fund shares              (6,427)             (673)              (65)              (84)           (1,872)              (952)

Realized gain
   distributions                   2,814               143               654                 -                 -                  -
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized
         gains (losses)           (3,613)             (530)              589               (84)           (1,872)              (952)

Change in unrealized
   gains (losses)                 44,028            15,159               949              (873)           18,778             32,679
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

      Net realized and
         unrealized
         gains (losses)
         on investments           40,415            14,629             1,538              (957)           16,906             31,727
                        ----------------  ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS           $         40,485  $         14,701  $          1,569  $            479  $         20,336  $          31,727
                        ================  ================  ================  ================  ================  =================

(w)  Previously known as Van Eck Worldwide Absolute Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                     AIM Variable                       AIM Variable                        AIM Variable
                                      Insurance                          Insurance                           Insurance
                                        Funds                              Funds                               Funds
                                     Sub-Account                        Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                                                          AIM V. I.
                                      AIM V. I.                           Capital                          AIM V. I. Core
                                     Basic Value                        Appreciation                           Equity
                         ----------------------------------  ----------------------------------  ----------------------------------

                               2009               2008              2009              2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            737  $            422  $            701  $              -  $            156  $             96
Net realized gains
   (losses)                        (2,205)            7,096            (2,529)           (1,372)               (3)              (40)
Change in unrealized
   gains (losses)                  17,710           (34,856)           23,457           (44,200)            1,938            (1,116)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                 16,242           (27,338)           21,629           (45,572)            2,091            (1,060)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           18,880            25,010            45,205            53,584             4,858             8,067
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (1,057)           (2,025)           (4,833)           (2,362)             (551)             (176)
Loans - net                          (342)             (189)               (2)                -                 -                 -
Policy maintenance
   charge                         (11,161)          (12,484)          (21,681)          (22,298)           (2,431)           (2,239)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      546             1,504            13,640               223              (836)             (657)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                     6,866            11,816            32,329            29,147             1,040             4,995
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      23,108           (15,522)           53,958           (16,425)            3,131             3,935

NET ASSETS AT BEGINNING
   OF PERIOD                       28,521            44,043            75,438            91,863             6,048             2,113
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         51,629  $         28,521  $        129,396  $         75,438  $          9,179  $          6,048
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        4,458             3,321             9,279             6,498               734               179
         Units issued               1,406             1,568             4,796             3,534               272               612
         Units redeemed              (411)             (431)             (929)             (753)             (138)              (57)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 5,453             4,458            13,146             9,279               868               734
                         ================  ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                     AIM Variable                 The Alger
                                      Insurance                   American                   The Alger
                                        Funds                        Fund                  American Fund
                                     Sub-Account                 Sub-Account                Sub-Account
                         ----------------------------------  ----------------  ---------------------------------


                                     AIM V. I. Mid                                         Alger Capital
                                        Cap Core               Alger Balanced              Appreciation
                                         Equity                 Class I-2 (a)              Class I-2 (b)
                         ----------------------------------  ----------------  ---------------------------------

                               2009               2008              2009              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            784  $            762  $              -  $              -  $             -
Net realized gains
   (losses)                            18             5,367                 2              (430)             236
Change in unrealized
   gains (losses)                  12,622           (20,318)               24            38,017          (61,051)
                         ----------------  ----------------  ----------------  ----------------  ---------------

Increase (decrease) in
   net assets
   from operations                 13,424           (14,189)               26            37,587          (60,815)
                         ----------------  ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           20,736            25,397               323            38,114           44,160
Benefit payments                        -                 -                 -                 -                -
Payments on termination            (1,819)           (8,547)                -            (3,102)          (2,044)
Loans - net                             -                 -                 -            (3,252)            (196)
Policy maintenance
   charge                         (11,596)          (14,562)             (189)          (22,052)         (23,893)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                    8,957             1,044               558           (13,736)         (11,861)
                         ----------------  ----------------  ----------------  ----------------  ---------------

Increase (decrease) in
   net assets
   from policy
   transactions                    16,278             3,332               692            (4,028)           6,166
                         ----------------  ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN
   NET ASSETS                      29,702           (10,857)              718            33,559          (54,649)

NET ASSETS AT BEGINNING
   OF PERIOD                       37,599            48,456                 -            73,589          128,238
                         ----------------  ----------------  ----------------  ----------------  ---------------

NET ASSETS AT END OF
   PERIOD                $         67,301  $         37,599  $            718  $        107,148  $        73,589
                         ================  ================  ================  ================  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        3,667             3,378                 -             5,276             5,044
         Units issued               1,624             1,151                89             1,290             1,311
         Units redeemed              (250)             (862)              (11)           (1,472)           (1,079)
                         ----------------  ----------------  ----------------  ----------------  ---------------
   Units outstanding at
      end of period                 5,041             3,667                78             5,094             5,276
                         ================  ================  ================  ================  ===============

(a)  Previously known as Alger American Balanced
(b)  Previously known as Alger Capital Appreciation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                      The Alger                            The Alger                       AllianceBernstein
                                    American Fund                        American Fund                            Fund
                                     Sub-Account                          Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                   Alger Large Cap                        Alger MidCap
                                        Growth                              Growth                          VPS Growth and
                                    Class I-2 (c)                        Class I-2 (d)                       Income Class A
                         ----------------------------------  ----------------------------------  ----------------------------------

                               2009               2008              2009              2008              2009           2008(x)
                         ----------------  ----------------  ----------------  ----------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            621  $            210  $              -  $            218  $             30  $              -
Net realized gains
   (losses)                         (896)               (45)           (7,661)           40,408                 1                 -
Change in unrealized
   gains (losses)                 39,336            (56,916)           62,777          (150,372)              118               (65)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                 39,061           (56,751)           55,116          (109,746)              149               (65)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           41,756            46,134            58,889            66,797               839               256
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (6,017)           (4,060)           (7,125)           (6,726)                -                 -
Loans - net                          (749)             (349)             (491)           (3,053)                -                 -
Policy maintenance
   charge                         (23,202)          (25,506)          (27,920)          (32,307)             (376)             (101)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      557               891            (1,213)            3,118               217               239
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                    12,345            17,110            22,140            27,829               680               394
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      51,406           (39,641)           77,256           (81,917)              829               329

NET ASSETS AT BEGINNING
   OF PERIOD                       73,093           112,734            91,951           173,868               329                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        124,499  $         73,093  $        169,207  $         91,951  $          1,158  $            329
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        8,361             6,934             7,542             5,921                51                 -
         Units issued               2,122             1,897             2,374             2,098               113                51
         Units redeemed              (788)             (470)             (724)             (477)              (15)                -
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 9,695             8,361             9,192             7,542               149                51
                         ================  ================  ================  ================  ================  ================

(c)  Previously known as Alger Large Cap Growth
(d)  Previously known as Alger MidCap Growth
(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------



                                  AllianceBernstein                   AllianceBernstein          AllianceBernstein
                                         Fund                               Fund                       Fund
                                     Sub-Account                         Sub-Account                Sub-Account
                         ----------------------------------  ----------------------------------  ------------------

                                         VPS                                 VPS
                                     International                       International
                                        Growth                               Value                 VPS Small Cap
                                       Class A                             Class A                 Growth Class A
                         ----------------------------------  ----------------------------------  ------------------

                               2009             2008 (x)           2009             2008 (x)           2009
                         ----------------  ----------------  ----------------  ----------------  ------------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $             17  $              -  $             13  $              -  $              -
Net realized gains
   (losses)                             3                 -                12                 -                53
Change in unrealized
   gains (losses)                     213               (73)              209                 1               624
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                    233               (73)              234                 1               677
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                            1,381               170               729                85             1,589
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -                 -                 -                 -                (9)
Loans - net                             -                 -                 -                 -                 -
Policy maintenance
   charge                            (554)              (60)             (186)              (11)             (396)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      682               160                51               149               859
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                     1,509               270               594               223             2,043
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                       1,742               197               828               224             2,720

NET ASSETS AT BEGINNING
   OF PERIOD                          197                 -               224                 -                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $          1,939  $            197  $          1,052  $            224  $          2,720
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                           37                 -                47                 -                 -
         Units issued                 246                37               123                47               366
         Units redeemed               (19)                -                (8)                -               (51)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   264                37               162                47               315
                         ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                       DWS Investments                     DWS Investments
                                                                           Variable                            Variable
                         AllianceBernstein AllianceBernstein              Insurance                           Insurance
                                Fund             Fund                       Trust                               Trust
                            Sub-Account       Sub-Account                Sub-Account                         Sub-Account
                         ----------------  ----------------  ----------------------------------  ----------------------------------

                                              VPS Wealth
                           VPS Small/Mid      Appreciation
                              Cap Value         Strategy                DWS VIP Equity                      DWS VIP Small
                               Class A          Class A                   500 Index A                         Cap Index A
                         ----------------  ----------------  ----------------------------------  ----------------------------------

                                2009           2009 (e)            2009              2008              2009               2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $              -  $          1,748  $          1,638  $            549  $            654
Net realized gains
   (losses)                             2                32            (1,308)                -              (153)            1,871
Change in unrealized
   gains (losses)                       7                 -            16,095           (30,930)            7,438           (14,975)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                      9                32            16,535           (29,292)            7,834           (12,450)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                               99                12            21,664            26,300             9,212            12,827
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination                 -                 -            (1,190)           (1,157)             (835)           (1,026)
Loans - net                             -                 -              (337)           (4,726)              (53)             (193)
Policy maintenance
   charge                             (45)              (29)          (10,277)          (12,670)           (4,344)           (5,123)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                       11               (15)           16,627            (2,512)            5,684            (9,814)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                        65               (32)           26,487             5,235             9,664            (3,329)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                          74                 -            43,022           (24,057)           17,498           (15,779)

NET ASSETS AT BEGINNING
   OF PERIOD                            -                 -            54,123            78,180            27,439            43,218
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $             74  $              -  $         97,145  $         54,123  $         44,937  $         27,439
                         ================  ================  ================ =================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -                 -             4,502             4,087             1,879             1,950
         Units issued                  14                26             2,253             1,250               880               629
         Units redeemed                (6)              (26)             (358)             (835)             (327)             (700)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                     8                 -             6,397             4,502             2,432             1,879
                         ================  ================  ================ =================  ================  ================

(e)  For period beginning January 1, 2009, and ended September 25, 2009

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Fidelity                            Fidelity
                                                                         Variable                            Variable
                                    DWS Variable                         Insurance                           Insurance
                                     Series II                         Products Fund                       Products Fund
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------   ---------------------------------  ----------------------------------



                                       DWS VIP                            VIP Asset
                                     Balanced A                            Manager                         VIP Contrafund
                         ----------------------------------  ----------------------------------  ----------------------------------

                               2009             2008               2009              2008               2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
  (loss)                 $         1,534   $          1,644  $            963  $          1,012  $          5,607  $          3,074
Net realized gains
  (losses)                         (2,108)             (452)             (634)          (14,900)          (11,168)           (1,153)
Change in unrealized
   gains (losses)                   9,981           (14,623)            9,390             2,523           120,716          (142,439)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                  9,407           (13,431)            9,719           (11,365)          115,155          (140,518)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           14,589            15,972            15,570            18,986           138,759           172,270
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination              (772)             (711)              454            (5,231)           (9,908)           (6,905)
Loans - net                            (5)             (187)                -                 -              (815)           (6,208)
Policy maintenance
   charge                          (8,481)           (9,328)           (9,586)          (10,092)          (65,989)          (67,526)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      195              (369)               87              (130)           82,747           (22,625)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                     5,526             5,377             6,525             3,533           144,794            69,006
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      14,933            (8,054)           16,244            (7,832)          259,949           (71,512)

NET ASSETS AT BEGINNING
   OF PERIOD                       37,191            45,245            29,435            37,267           220,127           291,639
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         52,124  $         37,191  $         45,679  $         29,435  $        480,076  $        220,127
                         ================  ================  ================ =================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        4,142             3,662             2,538             2,290            15,834            12,045
         Units issued               2,054               879               721               815            11,531             5,279
         Units redeemed            (1,493)             (399)             (209)             (567)           (1,806)           (1,490)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 4,703             4,142             3,050             2,538            25,559            15,834
                         ================  ================  ================ =================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                       Fidelity                           Fidelity                    Fidelity
                                       Variable                           Variable                    Variable
                                      Insurance                          Insurance                   Insurance
                                    Products Fund                      Products Fund               Products Fund
                                     Sub-Account                        Sub-Account                 Sub-Account
                         ----------------- ----------------  ----------------- ----------------  ----------------



                                         VIP                                                        VIP Growth &
                                    Equity-Income                         VIP Growth                   Income
                         ----------------------------------  ----------------------------------  ----------------

                               2009              2008              2009              2008               2009
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          5,973  $          6,658  $          1,236  $          2,529  $              7
Net realized gains
   (losses)                        (3,990)           (1,895)           (4,372)              674                 5
Change in unrealized
   gains (losses)                  68,115          (121,825)           73,563          (163,315)               43
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                 70,098          (117,062)           70,427          (160,112)               55
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                          111,670           128,789           132,565           140,135               704
Benefit payments                        -                 -                 -                 -                 -
Payments on termination            (6,724)           (7,913)          (12,996)          (11,138)                -
Loans - net                        (1,452)           (3,480)           (1,503)           (3,168)                -
Policy maintenance
   charge                         (53,462)          (56,391)          (64,655)          (71,184)             (308)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                    2,232             5,430            (5,812)            3,074               303
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                    52,264            66,435            47,599            57,719               699
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                     122,362           (50,627)          118,026          (102,393)              754

NET ASSETS AT BEGINNING
   OF PERIOD                      182,654           233,281           201,909           304,302                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        305,016  $        182,654  $        319,935  $        201,909  $            754
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       17,161            12,546            23,592            18,772                 -
         Units issued               5,695             5,110             8,051             5,769               109
         Units redeemed              (773)             (495)           (2,256)             (949)              (12)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                22,083            17,161            29,387            23,592                97
                         ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                              Fidelity                  Fidelity                             Fidelity
                              Variable                  Variable                             Variable
                             Insurance                  Insurance                           Insurance
                           Products Fund              Products Fund                       Products Fund
                            Sub-Account                Sub-Account                         Sub-Account
                         ----------------  ----------------------------------  ----------------------------------



                                VIP                                                       VIP Index 500
                            High Income               VIP Index 500                       Service Class
                         ----------------  ----------------------------------  ----------------------------------

                               2009              2009              2008              2009             2008 (x)
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $             46  $          7,969  $         11,263  $            219  $             38
Net realized gains
   (losses)                             4           (92,959)             (648)               63                 -
Change in unrealized
   gains (losses)                       1           168,908          (207,814)            1,305              (111)
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                     51            83,918          (197,199)            1,587               (73)
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              562           259,293           274,895             8,073             1,075
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -            (7,238)          (11,071)               (9)                -
Loans - net                             -              (808)             (417)                -                 -
Policy maintenance
   charge                            (288)          (81,619)          (79,424)           (2,565)             (281)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                363          (291,362)            2,230             2,840               696
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                637          (121,734)          186,213             8,339             1,490
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         688           (37,816)          (10,986)            9,926             1,417

NET ASSETS AT BEGINNING
   OF PERIOD                            -           385,403           396,389             1,417                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $            688  $        347,587  $        385,403  $         11,343  $          1,417
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -            39,491            25,589               217                 -
         Units issued                  70            20,017            15,417             1,176               217
         Units redeemed                (5)          (31,377)           (1,515)              (17)                -
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    65            28,131            39,491             1,376               217
                         ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                       Fidelity                            Fidelity                            Fidelity
                                       Variable                            Variable                            Variable
                                      Insurance                           Insurance                           Insurance
                                    Products Fund                       Products Fund                       Products Fund
                                     Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------



                                    VIP Investment                                                            VIP Money
                                      Grade Bond                         VIP Mid Cap                           Market
                         ----------------------------------  ----------------------------------  ----------------------------------

                               2009               2008              2009            2008 (x)           2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $         13,471  $          4,779  $              6  $              -  $            898  $          2,614
Net realized gains
   (losses)                         1,028              (511)               11                 -                 -                 -
Change in unrealized
   gains (losses)                   8,648            (8,959)              101               (24)                -                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      23,147            (4,691)              118               (24)              898             2,614
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           69,879            75,639             1,060                97            53,602            62,351
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (6,356)           (8,063)                -                 -            (9,834)           (4,176)
Loans - net                           (73)           (5,693)                -                 -            (1,684)             (233)
Policy maintenance
   charge                         (37,663)          (39,613)             (465)              (25)          (35,583)          (30,414)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                            (15,379)            7,201               350                52            13,791            15,167
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             10,408            29,471               945               124            20,292            42,695
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      33,555            24,780             1,063               100            21,190            45,309

NET ASSETS AT BEGINNING
   OF PERIOD                      138,244           113,464               100                 -           111,609            66,300
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        171,799  $        138,244  $          1,163  $            100  $        132,799  $        111,609
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       11,847             9,405                16                 -             7,777             4,723
         Units issued               2,819             3,796               125                16             5,654             4,795
         Units redeemed            (1,909)           (1,354)              (10)                -            (4,079)           (1,741)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                12,757            11,847               131                16             9,352             7,777
                         ================  ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                        Fidelity                            Fidelity                  Fidelity
                                        Variable                            Variable                  Variable
                                       Insurance                           Insurance                 Insurance
                                     Products Fund                       Products Fund             Products Fund
                                      Sub-Account                         Sub-Account               Sub-Account
                         ----------------------------------  ----------------------------------  ----------------



                                                                                                     VIP Value
                                      VIP Overseas                      VIP Real Estate              Strategies
                         ----------------------------------  ----------------------------------------------------

                               2009              2008             2009             2008 (x)            2009
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          2,498  $          3,247  $             37  $             12  $              1
Net realized gains
   (losses)                        (1,998)            9,349                 6                 5                 5
Change in unrealized
   gains (losses)                  27,829           (67,547)              456               (23)               20
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      28,329           (54,951)              499                (6)               26
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           58,426            72,311             1,225               173               146
Benefit payments                        -              (165)                -                 -                 -
Payments on termination            (6,381)           (2,003)                -                 -                 -
Loans - net                          (377)           (2,517)                -                 -                 -
Policy maintenance
   charge                         (30,278)          (33,092)             (324)              (33)              (97)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                             (2,314)            2,229               109               195               140
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             19,076            36,763             1,010               335               189
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      47,405           (18,188)            1,509               329               215

NET ASSETS AT BEGINNING
   OF PERIOD                       85,397           103,585               329                 -                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        132,802  $         85,397  $          1,838  $            329  $            215
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        7,397             5,042                61                 -                 -
         Units issued               2,235             2,613               193                61                33
         Units redeemed              (541)             (258)               (4)                -                (7)
                         ----------------  ----------------  ----------------  ----------------  -----------------
   Units outstanding at
      end of period                 9,091             7,397               250                61                26
                         ================  ================  ================  ================  =================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                              Franklin                  Franklin                     Franklin                  Franklin
                             Templeton                  Templeton                   Templeton                 Templeton
                            Investments                Investments                 Investments               Investments
                            Sub-Account                Sub-Account                 Sub-Account               Sub-Account
                         ----------------  ----------------------------------  ----------------  ----------------------------------


                             VIP Global                VIP Global
                                Asset                     Income                 VIP High Income              VIP Income
                             Allocation                 Securities                  Securities                Securities
                         ----------------  ----------------------------------  ----------------  ----------------  ----------------

                                2009              2009            2008 (x)            2009              2009             2008 (x)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $             36  $              -  $              2  $             34  $              -
Net realized gains
   (losses)                             2                 1                 -                 2                 -                 -
Change in unrealized
   gains (losses)                       8                23                 4                 9               118               (33)
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

Increase (decrease) in
   net assets from
   operations                          10                60                 4                13               152               (33)
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              254             1,023                97                93               532               194
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination                 -                 -                 -                 -                 -                 -
Loans - net                             -                 -                 -                 -                 -                 -
Policy maintenance
   charge                             (98)             (253)              (29)              (54)             (147)              (51)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                 70                51                52               398                 -               103
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

Increase (decrease) in
   net assets from
   policy transactions                226               821               120               437               385               246
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         236               881               124               450               537               213

NET ASSETS AT BEGINNING
   OF PERIOD                            -               124                 -                 -               213                 -
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------

NET ASSETS AT END OF
   PERIOD                $            236  $          1,005  $            124  $            450  $            750  $            213
                         ================= ================= ================= ================= ================= ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -                12                 -                 -                31                 -
         Units issued                  37                85                12                46                49                31
         Units redeemed               (12)              (14)                -                (4)               (1)                -
                         ----------------- ----------------- ----------------- ----------------- ----------------- ----------------
   Units outstanding at
      end of period                    25                83                12                42                79                31
                         ================= ================= ================= ================= ================= ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                              Franklin         Franklin                    Franklin                   Franklin
                             Templeton         Templeton                  Templeton                  Templeton
                            Investments       Investments                Investments                Investments
                            Sub-Account       Sub-Account                Sub-Account                Sub-Account
                         ----------------  ----------------  ----------------------------------  ----------------

                             VIP Mutual
                          Global Discovery     VIP Mutual               VIP Small Cap              VIP Small-Mid
                             Securities          Shares                      Value                   Cap Growth
                             Class 1 (f)       Securities                 Securities                 Securities
                         ----------------  ----------------  ----------------------------------  ----------------

                                2009             2009               2009            2008 (x)           2009
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $              7  $             22  $              -  $              -
Net realized gains
   (losses)                             1               (11)               66                 -                17
Change in unrealized
   gains (losses)                       3                70               342               (70)              312
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                           4                66                430              (70)              329
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              122               527             1,503               341             1,458
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -                 -                 -                 -                 -
Loans - net                             -                 -                 -                 -                 -
Policy maintenance
   charge                             (64)             (172)             (594)             (110)             (538)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                       28                86               701               387               636
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                 86               441             1,610               618             1,556
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                          90               507             2,040               548             1,885

NET ASSETS AT BEGINNING
   OF PERIOD                            -                 -               548                 -                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD               $              90  $            507  $          2,588  $            548  $          1,885
                         ================= ================= ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -                 -                83                 -                 -
         Units issued                  11                62               235                83               228
         Units redeemed                (1)               (2)              (14)                -               (13)
                         ----------------  ----------------   ---------------   ---------------   ---------------
   Units outstanding at
      end of period                    10                60               304                83               215
                         ================  ================  ================  ================  ================

(f)  Previously known as VIP Mutual Discovery Securities
(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                      Franklin                    Franklin
                                     Templeton                    Templeton
                                    Investments                  Investments             Ibbotson Fund
                                    Sub-Account                  Sub-Account              Sub-Account
                         ----------------------------------  ----------------  ----------------------------------

                                                                                           Aggressive
                                   VIP Strategic                                           Growth ETF
                                       Income                     VIP U.S.                   Asset
                                     Securities                  Government                Allocation
                         ----------------------------------  ----------------  ----------------------------------

                               2009            2008 (x)            2009              2009             2008 (x)
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $             16  $              -  $              4  $             91  $              8
Net realized gains
   (losses)                             2                 -                 -                28               (50)
Change in unrealized
   gains (losses)                      48                (7)                2             2,275              (212)
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                     66                (7)                6             2,394              (254)
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS
   FROM POLICY
   TRANSACTIONS
Deposits                              262                97               708            17,779             1,872
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -                 -                 -                 -                 -
Loans - net                             -                 -                 -                 -                 -
Policy maintenance
   charge                            (111)              (28)             (351)           (7,494)           (1,088)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                      187                52               230             7,991               955
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                       338               121               587            18,276             1,739
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         404               114               593            20,670             1,485

NET ASSETS AT BEGINNING
   OF PERIOD                          114                 -                 -             1,485                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $            518  $            114  $            593  $         22,155  $          1,485
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                           13                 -                 -               227                 -
         Units issued                  38                13                65             2,214               273
         Units redeemed                (4)                -               (10)              (56)              (46)
                         ----------------  ----------------  ----------------  ----------------  ----------------

   Units outstanding at
      end of period                    47                13                55             2,385               227
                         ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------




                                   Ibbotson Fund                       Ibbotson Fund                       Ibbotson Fund
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                    Balanced ETF                        Conservative                         Growth ETF
                                        Asset                             ETF Asset                             Asset
                                     Allocation                          Allocation                          Allocation
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009            2008 (x)           2009             2008 (x)           2009            2008 (x)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $            217  $             16  $             29  $              7  $            694  $             20
Net realized gains
   (losses)                           434                (7)               53                 -             1,330                 7
Change in unrealized
   gains (losses)                   4,038               (43)              109                18            15,824               129
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                  4,689               (34)              191                25            17,848               156
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           21,466             1,069             3,256                 -            74,720             4,398
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination              (200)                -                 -                 -                 -              (603)
Loans - net                             -                 -                 -                 -                 -                 -
Policy maintenance
   charge                          (6,796)             (254)           (1,577)                -           (22,977)           (1,174)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                    7,018               322             2,311               812            21,055            16,517
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                    21,488             1,137             3,990               812            72,798            19,138
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      26,177             1,103             4,181               837            90,646            19,294

NET ASSETS AT BEGINNING
   OF PERIOD                        1,103                 -               837                 -            19,294                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         27,280  $          1,103  $          5,018  $            837  $        109,940  $         19,294
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          144                 -                90                 -             2,767                 -
         Units issued               3,415               153               584                90            11,531             2,853
         Units redeemed              (586)               (9)             (178)                -            (2,209)              (86)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 2,973               144               496                90            12,089             2,767
                         ================  ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------



                                                                Janus Aspen       Janus Aspen              Janus Aspen
                                   Ibbotson Fund                   Series            Series                   Series
                                    Sub-Account                 Sub-Account       Sub-Account              Sub-Account
                         ----------------------------------  ----------------  ----------------  ----------------------------------

                                     Income and
                                     Growth ETF
                                        Asset                                                                  Forty
                                     Allocation                   Balanced      Flexible Bond                Portfolio
                         ----------------------------------  ----------------  ----------------  ----------------------------------

                                2009            2008 (x)            2009             2009              2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $             65  $             54  $             20  $             11  $              8  $             28
Net realized gains
   (losses)                            21               (15)               20                 -              (236)              244
Change in unrealized
   gains (losses)                     462              (122)               71                (2)            8,195           (10,360)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                    548               (83)              111                 9             7,967           (10,088)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                            7,489             1,142             1,863               782            14,341            16,517
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination              (254)                -                (8)                -              (404)           (4,165)
Loans - net                             -                 -                 -                 -                 -                 -
Policy maintenance
   charge                          (4,029)             (692)             (754)             (155)           (7,323)           (8,384)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                    1,427             1,191               530               119              (488)              342
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from policy
   transactions                     4,633             1,641             1,631               746             6,126             4,310
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                       5,181             1,558             1,742               755            14,093            (5,778)

NET ASSETS AT BEGINNING
   OF PERIOD                        1,558                 -                 -                 -            13,824            19,602
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $          6,739  $          1,558  $          1,742  $            755  $         27,917  $         13,824
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          183                 -                 -                 -             1,274             1,009
         Units issued                 605               206               199                67               686               673
         Units redeemed               (91)              (23)              (33)               (2)             (196)             (408)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                   697               183               166                65             1,764             1,274
                         ================  ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------



                            Janus Aspen       Janus Aspen       Janus Aspen                Janus Aspen
                               Series           Series             Series                     Series
                            Sub-Account       Sub-Account       Sub-Account                Sub-Account
                         ----------------  ----------------  ----------------  ----------------------------------



                             Global Life         Global
                              Sciences         Technology      Mid Cap Value               Overseas (g)
                         ----------------  ----------------  ----------------  ----------------------------------

                                2009             2009              2009               2009             2008 (x)
                         ----------------  ----------------  ----------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $              -  $              -  $              -  $             11  $              -
Net realized gains
   (losses)                             1                19                 5                89                 -
Change in unrealized
   gains (losses)                      30               188                 5               815                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                          31               207                10               915                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              510               738               122             2,481                85
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -                 -                (9)                -                 -
Loans - net                             -                 -                 -                 -                 -
Policy maintenance
   charge                            (169)             (352)              (69)             (890)              (10)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                175               434                49               560               149
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                516               820                93             2,151               224
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         547             1,027               103             3,066               224

NET ASSETS AT BEGINNING
   OF PERIOD                            -                 -                 -               224                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $            547  $          1,027  $            103  $          3,290  $            224
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
   beginning of
      period                            -                 -                 -                48                 -
         Units issued                  65               121                19               366                48
         Units redeemed                (7)              (12)               (8)              (23)                -
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    58               109                11               391                48
                         ================  ================  ================  ================  ================

(g)  Previously known as International Growth
(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                       Janus Aspen                Janus Aspen               Janus Aspen
                                                         Series                     Series                    Series
                            Janus Aspen                (Service                    (Service                  (Service
                               Series                   Shares)                    Shares)                   Shares)
                            Sub-Account               Sub-Account                Sub-Account               Sub-Account
                         ----------------  ----------------------------------  ----------------  ----------------------------------


                                                       Balanced                  Foreign Stock            Mid Cap Value
                           Research Core                (Service                   (Service                  (Service
                            Portfolio (h)               Shares)                     Shares)                   Shares)
                         ----------------  ----------------------------------  ----------------  ----------------------------------

                               2009              2009               2008          2008 (y)(z)           2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $          3,365  $          2,601  $          1,262  $            192  $          1,478
Net realized gains
   (losses)                             1             3,295             6,928             1,806              (410)            2,646
Change in unrealized
   gains (losses)                       1            21,096           (27,519)           (4,951)           15,717           (18,048)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                           2            27,756           (17,990)           (1,883)           15,499           (13,924)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                               29            56,779            60,586             9,326            27,091            30,821
Benefit payments                        -                 -                 -              (162)                -                 -
Payments on termination                 -            (5,427)           (3,560)             (572)           (1,856)           (2,179)
Loans - net                             -            (2,013)           (2,550)             (385)             (397)             (202)
Policy maintenance
   charge                             (13)          (31,234)          (31,611)           (4,165)          (14,950)          (14,707)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                  5            (1,785)           (2,704)          (39,438)            4,899            (2,511)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                 21            16,320            20,161           (35,396)           14,787            11,222
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                          23            44,076             2,171           (37,279)           30,286            (2,702)

NET ASSETS AT BEGINNING
   OF PERIOD                            -           100,115            97,944            37,279            38,380            41,082
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $             23  $        144,191  $        100,115  $              -  $         68,666  $         38,380
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
   beginning of
      period                            -             7,200             5,913             2,036             3,431             2,648
         Units issued                   6             1,788             1,810               355             1,778             1,343
         Units redeemed                (3)             (730)             (523)           (2,391)             (591)             (560)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                     3             8,258             7,200                 -             4,618             3,431
                         ================  ================  ================  ================  ================  ================

(h)  Previously known as Fundamental Equity
(x)  For period beginning May 1, 2008 and ended December 31, 2008
(z) On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    Janus Aspen                         Janus Aspen                         Janus Aspen
                                       Series                              Series                              Series
                                      (Service                            (Service                            (Service
                                      Shares)                             Shares)                             Shares)
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                      Overseas                          Risk-Managed                       Small Company
                                      (Service                          Core (Service                      Value (Service
                                     Shares) (i)                           Shares)                             Shares)
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009           2008 (x)(z)          2009             2008              2009 (j)          2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            198  $            912  $             32  $             17  $              -  $              -
Net realized gains
   (losses)                          (120)            3,035              (188)               (3)          (14,008)           (8,333)
Change in unrealized
   gains (losses)                  25,762           (27,961)              850              (994)           12,658           (10,288)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      25,840           (24,014)              694              (980)           (1,350)          (18,621)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           25,882            18,445             1,888             1,776             6,195            23,837
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (2,631)           (2,269)              (49)                -                 -            (1,017)
Loans - net                           (86)                1                 -                 -                 -              (102)
Policy maintenance
   charge                         (13,860)           (8,145)             (931)             (811)           (2,721)          (10,282)
Transfers among the
  sub-accounts and with
  the Fixed Account -
  net                               3,520            41,781              (186)             (137)          (27,174)            6,033
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             12,825            49,813               722               828           (23,700)           18,469
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      38,665            25,799             1,416              (152)          (25,050)             (152)

NET ASSETS AT BEGINNING
   OF PERIOD                       25,799                 -             1,904             2,056            25,050            25,202
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         64,464  $         25,799  $          3,320  $          1,904  $              -  $         25,050
                         ================  ================  ================  ================  ================  ================


UNITS OUTSTANDING
   Units outstanding at
   beginning of
      period                        5,481                 -               200               137             3,085             1,989
         Units issued               2,819             5,947               154               111               557             3,342
         Units redeemed              (652)             (466)              (70)              (48)           (3,642)           (2,246)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 7,648             5,481               284               200                 -             3,085
                         ================  ================  ================  ================  ================  ================

(i)  Previously known as International Growth (Service Shares)
(j)  For period beginning January 1, 2009, and ended April 30, 2009
(x)  For period beginning May 1, 2008 and ended December 31, 2008
(z) On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                     Janus Aspen                                                             Legg Mason
                                        Series                              Lazard                            Partners
                                       (Service                           Retirement                          Variable
                                       Shares)                           Series, Inc.                     Portfolios I, Inc
                                     Sub-Account                         Sub-Account                         Legg Mason
                         ----------------------------------  ----------------------------------  ----------------------------------

                                                                                                             ClearBridge
                                       Worldwide                                                              Variable
                                       (Service                            Emerging                           Investors
                                      Shares) (k)                       Markets Equity                       Class I (l)
                         ----------------------------------  ----------------------------------  ----------------------------------

                               2009               2008             2009               2008             2009              2008
                         ----------------  ----------------  ----------------- ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            291  $            222  $            597  $            433  $            156  $            117
Net realized gains
   (losses)                          (558)               25              (244)            1,946              (219)             (212)
Change in unrealized
   gains (losses)                   7,526           (11,799)            9,788           (12,778)            1,988            (3,263)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                       7,259           (11,552)           10,141           (10,399)            1,925            (3,358)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                            8,309             9,320             4,687             5,487             3,416             4,138
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (2,305)           (1,058)             (908)             (493)              (72)             (681)
Loans - net                           (83)             (119)               (3)              (69)               (2)             (570)
Policy maintenance
   charge                          (3,752)           (4,320)           (2,858)           (3,228)           (1,372)           (1,496)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    3,952               708             3,212            (6,917)             (242)             (208)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions              6,121             4,531             4,130            (5,220)            1,728             1,183
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      13,380            (7,021)           14,271           (15,619)            3,653            (2,175)

NET ASSETS AT BEGINNING
   OF PERIOD                       16,459            23,480            11,654            27,273             6,348             8,523
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         29,839  $         16,459  $         25,925  $         11,654  $         10,001  $          6,348
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        1,557             1,226               441               529               682               589
         Units issued                 763               407               408                93               230               218
         Units redeemed              (265)              (76)             (272)             (181)              (49)             (125)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 2,055             1,557               577               441               863               682
                         ================  ================  ================  ================  ================  ================

(k)  Previously known as Worldwide Growth (Service Shares)
(l)  Previously known as Legg Mason Variable Investors Portfolio

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                      Legg Mason                          Legg Mason
                                       Partners                            Partners                          MFS Variable
                                       Variable                            Variable                           Insurance
                                  Portfolios I, Inc                   Portfolios I, Inc                         Trust
                                     Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------

                                      Legg Mason                      Legg Mason Western
                                      ClearBridge                       Asset Variable
                                    Variable Value                        Global High                          MFS High
                                      Class I (m)                       Yield Bond (n)                          Income
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009             2008              2009              2008               2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            724  $            977  $          5,533  $          4,964  $          2,605  $          2,019
Net realized gains
   (losses)                        (1,158)           (2,348)           (1,177)           (1,117)             (598)             (331)
Change in unrealized
   gains (losses)                  14,349           (19,395)           16,335           (18,507)           10,552           (10,151)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      13,915           (20,766)           20,691           (14,660)           12,559            (8,463)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           19,011            25,103            19,807            24,737            20,301            26,448
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (2,182)           (1,258)           (1,453)           (1,970)           (1,373)           (1,134)
Loans - net                           (25)           (3,601)             (466)                -                 -                 -
Policy maintenance
   charge                         (11,217)          (12,897)          (12,248)          (12,570)          (11,681)          (11,388)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                    1,707             1,437             1,643             2,001              (347)              877
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions              7,294             8,784             7,283            12,198             6,900            14,803
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      21,209           (11,982)           27,974            (2,462)           19,459             6,340

NET ASSETS AT BEGINNING
   OF PERIOD                       41,452            53,434            34,343            36,805            24,306            17,966
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         62,661  $         41,452  $         62,317  $         34,343  $         43,765  $         24,306
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        6,810             5,568             3,914             2,902             2,731             1,443
         Units issued               1,601             2,299             1,024             1,366               904             1,459
         Units redeemed              (453)           (1,057)             (372)             (354)             (257)             (171)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 7,958             6,810             4,566             3,914             3,378             2,731
                         ================  ================  ================  ================  ================  ================

(m)  Previously known as Legg Mason Variable Fundamental Value
(n)  Previously known as Legg Mason Partners Variable Global High Yield Bond II

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                     MFS Variable                        MFS Variable                        MFS Variable
                                      Insurance                           Insurance                           Insurance
                                        Trust                               Trust                               Trust
                                     Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------



                                    MFS Investors                        MFS Investors                          MFS New
                                     Growth Stock                            Trust                             Discovery
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009              2008              2009             2008              2009              2008
                         ----------------  ----------------  ----------------- ----------------  ----------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $            103  $             76  $             67  $             30  $              -  $              -
Net realized gains
   (losses)                          (260)             (138)             (379)               82              (607)            8,666
Change in unrealized
   gains (losses)                   5,466            (6,166)            1,418            (1,653)           54,834           (32,560)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                       5,309            (6,228)            1,106            (1,541)           54,227           (23,894)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                            9,221            10,914             2,274             3,808            24,859            30,441
Benefit payments                        -              (165)                -              (166)                -              (163)
Payments on termination            (1,339)           (1,579)             (183)              (40)           (2,817)           (1,944)
Loans - net                             -                 -                 -                 -                (3)             (455)
Policy maintenance
   charge                          (4,862)           (5,647)           (1,524)           (1,882)          (14,135)          (14,798)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                      (18)              103                33               (24)           66,737                34
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions              3,002             3,626               600             1,696            74,641            13,115
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                       8,311            (2,602)            1,706               155           128,868           (10,779)

NET ASSETS AT BEGINNING
   OF PERIOD                       11,106            13,708             3,398             3,243            44,595            55,374
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         19,417  $         11,106  $          5,104  $          3,398  $        173,463  $         44,595
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        1,278               996               351               224             3,356             2,528
         Units issued                 524               593               198               226             5,003             1,128
         Units redeemed              (201)             (311)             (134)              (99)             (359)             (300)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 1,601             1,278               415               351             8,000             3,356
                         ================  ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                    MFS Variable                        MFS Variable                        MFS Variable
                                     Insurance                           Insurance                           Insurance
                                       Trust                               Trust                               Trust
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------



                                      MFS Total
                                       Return                           MFS Utilities                         MFS Value
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009             2008               2009             2008               2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          1,052  $          1,027  $          1,540  $            596  $            334  $            244
Net realized gains
   (losses)                          (448)             (388)             (618)            7,128               (54)              827
Change in unrealized
   gains (losses)                   5,536            (8,565)            8,923           (22,591)            6,084            (9,214)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                       6,140            (7,926)            9,845           (14,867)            6,364            (8,143)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           19,932            22,800            10,569            11,260            16,104            15,793
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination                82            (6,865)           (1,004)             (561)                -               (42)
Loans - net                            (7)              (12)              (16)           (1,573)                -                 -
Policy maintenance
   charge                         (10,586)          (12,911)           (5,325)           (6,802)           (7,408)           (7,127)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                554            (1,072)              120               737               119              (30)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions              9,975             1,940             4,344             3,061             8,815             8,594
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      16,115            (5,986)           14,189           (11,806)           15,179               451

NET ASSETS AT BEGINNING
   OF PERIOD                       27,569            33,555            26,844            38,650            20,648            20,197
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         43,684  $         27,569  $         41,033  $         26,844  $         35,827  $         20,648
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        1,882             1,783             1,208             1,084             1,944             1,282
         Units issued                 779               810               260               447               832               706
         Units redeemed              (135)             (711)              (82)             (323)              (27)              (44)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 2,526             1,882             1,386             1,208             2,749             1,944
                         ================  ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                    Oppenheimer                 Oppenheimer               Oppenheimer
                                      Variable                    Variable                  Variable
                                   Account Funds               Account Funds             Account Funds
                                    Sub-Account                 Sub-Account               Sub-Account
                         ----------------------------------  ----------------  ----------------------------------


                                                                                          Oppenheimer
                                     Oppenheimer                Oppenheimer                 Global
                                      Balanced                   Core Bond               Securities IC
                         ----------------------------------  ----------------  ----------------------------------

                                2009            2008 (x)           2009               2009            2008 (x)
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $              -  $              -  $              -  $              -
Net realized gains
   (losses)                             3                 -                 4                17                 -
Change in unrealized
   gains (losses)                      18                 -                23                13                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets
   from operations                     21                 -                27                30                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              611                18               161               301                18
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -                 -                 -                (9)                -
Loans - net                             -                 -                 -                 -                 -
Policy maintenance
   charge                            (378)              (18)             (186)             (213)              (18)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                135                 -               646               102                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                368                 -               621               181                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         389                 -               648               211                 -

NET ASSETS AT BEGINNING
   OF PERIOD                            -                 -                 -                 -                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $            389  $              -  $            648  $            211  $              -
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -                 -                 -                 -                 -
         Units issued                  61                 3               119                50                 3
         Units redeemed                (6)               (3)              (22)              (26)               (3)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    55                 -                97                24                 -
                         ================  ================  ================  ================  ================

(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                    Oppenheimer                         Oppenheimer                 Oppenheimer
                                      Variable                            Variable                    Variable
                                   Account Funds                       Account Funds               Account Funds
                                    Sub-Account                         Sub-Account                 Sub-Account
                         ----------------------------------  ----------------------------------  ----------------

                                    Oppenheimer
                                     Main Street
                                      Small Cap                          Oppenheimer                Oppenheimer
                                       Growth                            MidCap Fund               Strategic Bond
                         ----------------------------------  ----------------------------------  ----------------

                                2009             2008               2009              2008             2009
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          1,913  $            986  $              -  $              -  $              -
Net realized gains
   (losses)                        (6,380)            9,230            (1,192)             (258)                3
Change in unrealized
   gains (losses)                  80,934          (103,748)           10,511           (14,958)               14
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      76,467           (93,532)            9,319           (15,216)               17
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           99,398           125,087            22,732            25,913                49
Benefit payments                        -                 -                 -                 -                 -
Payments on termination           (12,883)           (5,140)           (2,565)             (499)                -
Loans - net                          (775)           (3,513)                -                 -                 -
Policy maintenance
   charge                         (50,431)          (54,255)          (10,481)          (12,041)              (57)
Transfers among the
   sub-accounts
   and with the Fixed
   Account - net                   (9,444)           (4,267)              833             2,055               194
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             25,865            57,912            10,519            15,428               186
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                     102,332           (35,620)           19,838               212               203

NET ASSETS AT BEGINNING
   OF PERIOD                      181,701           217,321            21,146            20,934                 -
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        284,033  $        181,701  $         40,984  $         21,146  $            203
                         ================  ================  ================  ================  ================


UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                       12,788             9,509             3,200             1,613                 -
         Units issued               3,401             4,084             1,847             1,707                25
         Units redeemed            (1,586)             (805)             (370)             (120)               (5)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                14,603            12,788             4,677             3,200                20
                         ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                            Oppenheimer                Oppenheimer
                              Variable                   Variable                        Panorama Series
                           Account Funds            Account Funds (SC)                      Fund, Inc.
                            Sub-Account                Sub-Account                         Sub-Account
                         ----------------  ----------------------------------  ----------------------------------


                                                       Oppenheimer                         Oppenheimer
                            Oppenheimer                  Global                           International
                               Value                 Securities (SC)                          Growth
                         ----------------  ----------------------------------  ----------------------------------

                               2009              2009              2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $              2  $          2,629  $          1,337  $            536  $            384
Net realized gains
   (losses)                            14              (809)            6,066               (94)              181
Change in unrealized
   gains (losses)                     161            52,949           (67,446)           22,990           (20,174)
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                         177            54,769           (60,043)           23,432           (19,609)
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              589            99,529           108,950            16,633            16,174
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -            (4,364)           (3,729)           (1,954)           (1,385)
Loans - net                             -              (405)             (309)             (700)             (325)
Policy maintenance
   charge                            (254)          (50,932)          (48,127)           (8,169)           (8,424)
Transfers among the
   sub-accounts and with
   the Fixed
   Account - net                      100            (3,732)           (1,380)           37,528               233
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                435            40,096            55,405            43,338             6,273
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS                      612            94,865            (4,638)           66,770           (13,336)

NET ASSETS AT BEGINNING
   OF PERIOD                            -           113,449           118,087            29,105            42,441
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $            612  $        208,314  $        113,449  $         95,875  $         29,105
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -            11,408             7,085             1,510             1,240
         Units issued                  70             5,285             4,703             2,941               372
         Units redeemed                (5)           (1,662)             (380)             (571)             (102)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                    65            15,031            11,408             3,880             1,510
                         ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                    PIMCO Advisors                     PIMCO Advisors
                                       Variable                           Variable                         PIMCO Variable
                                      Insurance                          Insurance                           Insurance
                                        Trust                              Trust                               Trust
                                     Sub-Account                        Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                                                        Premier VIT
                                                                         NACM Small
                                   OpCap Balanced                      Cap Class I (p)                      Foreign Bond
                         ----------------------------------  ----------------------------------  ----------------------------------

                             2009 (o)            2008              2009              2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $            311  $            199  $             15  $              -  $          1,271  $            845
Net realized gains
   (losses)                        (4,576)              546            (7,088)            4,602             4,480              (304)
Change in unrealized
   gains (losses)                   4,078            (3,575)           12,114           (20,056)               93            (1,303)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                        (187)           (2,830)            5,041           (15,454)            5,844              (762)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              627             3,784            10,514            12,064            15,000            23,264
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination               (83)             (998)           (1,098)           (1,551)           (1,677)           (2,419)
Loans - net                             -                 -              (179)           (3,641)             (118)                -
Policy maintenance
   charge                            (406)           (1,823)           (4,920)           (6,108)           (8,788)           (8,113)
Transfers among the
   sub-accounts and with
   the Fixed
   Account - net                   (6,310)                4             1,178               557                15            (9,183)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease)in
   net assets
   from policy
   transactions                    (6,172)              967             5,495             1,321             4,432             3,549
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      (6,359)           (1,863)           10,536           (14,133)           10,276             2,787

NET ASSETS AT BEGINNING
   OF PERIOD                        6,359             8,222            25,686            39,819            27,987            25,200
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $              -  $          6,359  $         36,222  $         25,686  $         38,263  $         27,987
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                          779               693             2,887             2,612             2,239             1,968
         Units issued                  44               260             1,829               948             1,229             1,209
         Units redeemed              (823)             (174)           (1,194)             (673)             (821)             (938)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                     -               779             3,522             2,887             2,647             2,239
                         ================  ================  ================  ================  ================  ================

(o)  For period beginning January 1, 2009, and ended April 24, 2009
(p)  Previously known as NACM Small Cap

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                          PIMCO Advisors
                             Variable
                             Insurance               PIMCO Variable                      PIMCO Variable
                               Trust                    Insurance                          Insurance
                            Sub-Account                   Trust                              Trust
                            Sub-Account                Sub-Account                        Sub-Account
                         ----------------  ----------------------------------  ----------------------------------



                               OpCap                                                       PIMCO Real
                            Renaissance                Money Market                          Return
                         ----------------  ----------------------------------  ----------------------------------

                             2008 (aa)           2009              2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS
   FROM OPERATIONS
Net investment income
   (loss)                $              1  $            168  $          2,989  $          1,979  $          1,290
Net realized gains
   (losses)                            (7)                -                 -             2,233                10
Change in unrealized
   gains (losses)                       1                 -                 -             6,662            (5,909)
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                          (5)              168             2,989            10,874            (4,609)
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                                8            48,489            61,361            24,913            27,439
Benefit payments                        -                 -                 -                 -                 -
Payments on termination                 -            (3,737)           (5,834)             (474)             (212)
Loans - net                             -              (171)           (1,449)                -                 -
Policy maintenance
   charge                              (2)          (28,023)          (30,849)          (15,439)          (12,737)
Transfers among the
   sub-accounts and with
   the Fixed
   Account - net                      (45)          (18,731)           10,471           (15,970)           18,865
                         ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions                (39)           (2,173)           33,700            (6,970)           33,355
                         ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                         (44)           (2,005)           36,689             3,904            28,746

NET ASSETS AT BEGINNING
   OF PERIOD                           44           156,049           119,360            51,199            22,453
                         ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $              -  $        154,044  $        156,049  $         55,103  $         51,199
                         ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning
      of period                         3            13,340            10,433             4,466             1,820
         Units issued                   -             2,479             4,935             2,819             2,957
         Units redeemed                (3)           (2,665)           (2,028)           (3,226)             (311)
                         ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                     -            13,154            13,340             4,059             4,466
                         ================  ================  ================  ================  ================

(aa) For period beginning January 1, 2008 and ended January 18, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                   PIMCO Variable
                                     Insurance                        Putnam Variable                     Putnam Variable
                                       Trust                          Trust (Class IA)                    Trust (Class IA)
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------


                                                                                                          VT International
                                     PIMCO Total                        VT High Yield                        Growth and
                                       Return                            (Class IA)                         Income (Class IA)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

                                2009             2008               2009             2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          7,347  $          5,283  $          4,286  $          3,093  $              -  $            247
Net realized gains
   (losses)                         6,854             2,465            (3,163)             (381)           (2,713)            1,881
Change in unrealized
   gains (losses)                   4,681            (2,344)           13,679           (12,599)           13,208            (9,313)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      18,882             5,404            14,802            (9,887)           10,495            (7,185)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           40,016            51,125            15,467            12,806             5,904             6,577
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (7,932)          (10,508)           (3,445)             (667)           (1,703)                -
Loans - net                        (1,273)             (827)               (6)             (291)                5              (124)
Policy maintenance
   charge                         (26,413)          (27,105)           (5,260)           (5,631)           (2,742)           (3,204)
Transfers among the
   sub-accounts and
   with the Fixed
   Account - net                  (27,304)            3,353            (7,890)           (1,078)           33,370               221
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions            (22,906)           16,038            (1,134)            5,139            34,834             3,470
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      (4,024)           21,442            13,668            (4,748)           45,329            (3,715)

NET ASSETS AT BEGINNING
   OF PERIOD                      127,195           105,753            29,338            34,086             9,873            13,588
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        123,171  $        127,195  $         43,006  $         29,338  $         55,202  $          9,873
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        8,942             7,792             2,446             2,103               640               477
         Units issued               2,096             2,098               771               492             2,683               227
         Units redeemed            (3,447)             (948)             (831)             (149)             (492)              (64)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 7,591             8,942             2,386             2,446             2,831               640
                         ================  ================  ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------



                                   Rydex Variable                      T. Rowe Price                       T. Rowe Price
                                       Trust                        Equity Series, Inc.                 Equity Series, Inc.
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------

                                      Rydex VT
                                       All-Cap                         T. Rowe Price
                                     Opportunity                          Blue Chip                         T. Rowe Price
                                      Fund (q)                             Growth                           Equity Income
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009              2008              2009             2008              2009              2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $             22  $              -  $              -  $             66  $          3,070  $          3,512
Net realized gains
   (losses)                        (1,530)             (140)             (312)             (767)           (6,185)            2,934
Change in unrealized
   gains (losses)                   7,287           (11,921)           24,133           (27,370)           42,532           (68,760)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                       5,779           (12,061)           23,821           (28,071)           39,417           (62,314)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                            8,126             9,978            39,479            44,674            80,411            97,893
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination            (1,976)             (766)           (3,161)           (4,258)           (7,000)           (4,891)
Loans - net                        (3,124)             (416)             (315)                2                (4)             (176)
Policy maintenance
   charge                          (4,077)           (5,387)          (19,068)          (20,113)          (39,924)          (44,264)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                             (1,338)            1,696              (170)             (164)           (6,747)               52
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             (2,389)            5,105            16,765            20,141            26,736            48,614
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                       3,390            (6,956)           40,586            (7,930)           66,153           (13,700)

NET ASSETS AT BEGINNING
   OF PERIOD                       22,461            29,417            45,141            53,071           127,992           141,692
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         25,851  $         22,461  $         85,727  $         45,141  $        194,145  $        127,992
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
   beginning of
      period                        1,610             1,250             5,496             3,715             9,716             6,872
         Units issued                 348               675             2,323             2,241             3,179             3,172
         Units redeemed              (502)             (315)             (479)             (460)           (1,161)             (328)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 1,456             1,610             7,340             5,496            11,734             9,716
                         ================  ================  ================  ================  ================  ================

(q)  Previously known as Rydex Sector Rotation

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                   The Universal                       The Universal                       The Universal
                                   Institutional                       Institutional                       Institutional
                                    Funds, Inc.                         Funds, Inc.                         Funds, Inc.
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------

                                                                        Van Kampen's
                                    Van Kampen's                        UIF Emerging                        Van Kampen's
                                     UIF Capital                           Markets                         UIF High Yield
                                   Growth Class I (r)                Equity Class I (s)                      Class I (t)
                         ----------------------------------  ----------------------------------  ----------------------------------

                                2009              2008              2009            2008 (x)            2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              -  $             44  $              -  $              -  $          1,449  $          1,309
Net realized gains
   (losses)                          (833)           (2,268)               54                 -              (231)             (305)
Change in unrealized
   gains (losses)                  11,874           (12,917)              364                 2             4,761            (4,695)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      11,041           (15,141)              418                 2             5,979            (3,691)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           11,255            15,720               947                85             5,618             6,030
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination               (48)           (1,945)                -                 -              (227)             (515)
Loans - net                           (17)              (31)                -                 -               (32)           (2,269)
Policy maintenance
   charge                          (7,159)           (8,794)             (312)              (11)           (3,227)           (3,240)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                             (2,345)              748               194               149               304               471
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions              1,686             5,698               829               223             2,436               477
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      12,727            (9,443)            1,247               225             8,415            (3,214)

NET ASSETS AT BEGINNING
   OF PERIOD                       16,385            25,828               225                 -            13,253            16,467
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         29,112  $         16,385  $          1,472  $            225  $         21,668  $         13,253
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        2,018             1,617                49                 -             1,136             1,089
         Units issued                 566             1,054               167                49               247               270
         Units redeemed              (417)             (653)              (28)                -               (76)             (223)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 2,167             2,018               188                49             1,307             1,136
                         ================  ================  ================  ================  ================  ================

(r)  Previously known as Van Kampen UIF Capital Growth
(s)  Previously known as Van Kampen UIF Emerging Markets Equity
(t)  Previously known as Van Kampen UIF High Yield
(x)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Van Eck
                           The Universal               The Universal                        Worldwide
                           Institutional               Institutional                        Insurance
                            Funds, Inc.                 Funds, Inc.                           Trust
                            Sub-Account                 Sub-Account                        Sub-Account
                         ----------------  ----------------------------------  ----------------------------------

                           Van Kampen's                                                      Van Eck
                           UIF U.S. Mid                Van Kampen's                          Worldwide
                             Cap Value                 UIF U.S. Real                         Emerging
                            Class I (u)              Estate Class I (v)                       Markets
                         ----------------  ----------------------------------- ----------------------------------

                                2009             2009               2008             2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $              2  $          1,482  $          1,561  $             70  $               -
Net realized gains
   (losses)                            27            (3,741)           14,740            (3,613)            13,247
Change in unrealized
   gains (losses)                      58            18,056           (38,269)           44,028            (49,407)
                         ----------------  ----------------  ----------------  ----------------  -----------------

Increase (decrease) in
   net assets from
   operations                          87            15,797           (21,968)           40,485            (36,160)
                         ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                              270            24,077            35,368            27,560             36,356
Benefit payments                        -                 -                 -                 -                  -
Payments on termination                (9)           (1,180)           (3,228)           (2,426)            (1,100)
Loans - net                             -              (679)              (50)                -                  -
Policy maintenance
   charge                            (164)          (11,729)          (14,614)          (14,349)           (12,257)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                                112             4,951               824            25,032             (6,744)
                         ----------------  ----------------  ----------------  ----------------  -----------------

Increase (decrease) in
   net assets from
   policy transactions                209            15,440            18,300            35,817             16,255
                         ----------------  ----------------  ----------------  ----------------  -----------------

INCREASE (DECREASE) IN
   NET ASSETS                         296            31,237            (3,668)           76,302            (19,905)

NET ASSETS AT BEGINNING
   OF PERIOD                            -            39,354            43,022            27,559             47,464
                         ----------------  ----------------  ----------------  ----------------  -----------------

NET ASSETS AT END OF
   PERIOD                $            296  $         70,591  $         39,354  $        103,861  $          27,559
                         ================  ================  ================  ================  =================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                            -             2,470             1,677             2,424              1,471
         Units issued                  52             1,240               985             2,669              1,333
         Units redeemed               (17)             (258)             (192)             (807)              (380)
                         ----------------  ----------------  ----------------  ----------------  -----------------
   Units outstanding at
      end of period                    35             3,452             2,470             4,286              2,424
                         ================  ================  ================  ================  =================

(u)  Previously known as Van Kampen UIF U.S. Mid Cap Value
(v)  Previously known as Van Kampen UIF U.S. Real Estate

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                      Van Eck                             Van Eck
                                     Worldwide                           Worldwide                        Van Kampen Life
                                     Insurance                           Insurance                           Investment
                                       Trust                               Trust                               Trust
                                    Sub-Account                         Sub-Account                         Sub-Account
                         ----------------------------------  ----------------------------------  ----------------------------------

                                                                          Van Eck
                                      Van Eck                            Worldwide
                                   Worldwide Hard                       Multi-Manager
                                       Assets                         Alternatives (w)                     LIT Government
                         ----------------------------------  ----------------------------------  ----------------------------------

                                 2009             2008              2009              2008              2009             2008
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $             72  $             57  $             31  $              4  $          1,436  $            947
Net realized gains
   (losses)                          (530)            3,030               589                35               (84)             (331)
Change in unrealized
   gains (losses)                  15,159           (18,374)              949            (1,360)             (873)             (485)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      14,701           (15,287)            1,569            (1,321)              479               131
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           13,558            21,144             2,490            10,588            11,862            17,079
Benefit payments                        -                 -                 -                 -                 -                 -
Payments on termination              (476)                -               (59)             (423)             (922)           (7,486)
Loans - net                           495                 -                 1               (49)             (632)             (484)
Policy maintenance
   charge                          (7,213)           (6,245)           (1,909)           (1,905)           (8,636)          (11,420)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                              4,311             1,162               103               (28)            1,767             1,388
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             10,675            16,061               626             8,183             3,439              (923)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      25,376               774             2,195             6,862             3,918              (792)

NET ASSETS AT BEGINNING
   OF PERIOD                       22,141            21,367            11,202             4,340            19,608            20,400
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $         47,517  $         22,141  $         13,397  $         11,202  $         23,526  $         19,608
                         ================  ================  ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        1,186               617             1,146               386             1,613             1,709
         Units issued                 600               634               132               860             1,536               961
         Units redeemed              (171)              (65)              (74)             (100)           (1,231)           (1,057)
                         ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 1,615             1,186             1,204             1,146             1,918             1,613
                         ================  ================  ================  ================  ================  ================

(w)  Previously known as Van Eck Worldwide Absolute Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------


                                  Van Kampen Life                         Van Kampen
                                     Investment                      Life Investment Trust
                                       Trust                              (Class II)
                                    Sub-Account                           Sub-Account
                         ----------------------------------  ----------------------------------



                                                                        LIT Mid Cap
                                  LIT Growth and Income              Growth (Class II)
                         ----------------------------------  ----------------------------------

                                2009             2008               2009              2008
                         ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
Net investment income
   (loss)                $          3,430  $          1,425  $              -  $              -
Net realized gains
   (losses)                        (1,872)            1,011              (952)            8,410
Change in unrealized
   gains (losses)                  18,778           (32,269)           32,679           (24,445)
                         ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   operations                      20,336           (29,833)           31,727           (16,035)
                         ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS FROM
   POLICY TRANSACTIONS
Deposits                           34,230            47,572            13,267            16,612
Benefit payments                        -                 -                 -                 -
Payments on termination            (4,629)           (5,535)           (1,838)             (165)
Loans - net                          (187)             (400)                -                 2
Policy maintenance
   charge                         (17,670)          (20,330)           (7,608)           (7,759)
Transfers among the
   sub-accounts and with
   the Fixed Account -
   net                             (1,113)              992            68,627             1,211
                         ----------------  ----------------  ----------------  ----------------

Increase (decrease) in
   net assets from
   policy transactions             10,631            22,299            72,448             9,901
                         ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN
   NET ASSETS                      30,967            (7,534)          104,175            (6,134)

NET ASSETS AT BEGINNING
   OF PERIOD                       71,895            79,429            21,399            27,533
                         ----------------  ----------------  ----------------  ----------------

NET ASSETS AT END OF
   PERIOD                $        102,862  $         71,895  $        125,574  $         21,399
                         ================  ================  ================  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of
      period                        5,202             3,901             2,610             1,785
         Units issued               1,283             1,810             7,523               882
         Units redeemed              (458)             (509)             (340)              (57)
                         ----------------  ----------------  ----------------  ----------------
   Units outstanding at
      end of period                 6,027             5,202             9,793             2,610
                         ================  ================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios (collectively the "Funds"):

     AIM VARIABLE INSURANCE FUNDS           FIDELITY VARIABLE INSURANCE PRODUCTS
        AIM V. I. Basic Value                  FUND (CONTINUED)
        AIM V. I. Capital Appreciation         VIP High Income
        AIM V. I. Core Equity                  VIP Index 500
        AIM V. I. MidCap Core Equity           VIP Index 500 - Service Class
     THE ALGER AMERICAN FUND                   VIP Investment Grade Bond
        Alger Balanced Class I-2               VIP Mid Cap
           (Previously known as Alger          VIP Money Market
           American Balanced)                  VIP Overseas
        Alger Capital Appreciation             VIP Real Estate
           Class I-2 (Previously known as      VIP Value Strategies
           Alger Capital Appreciation)      FRANKLIN TEMPLETON INVESTMENTS
        Alger Large Cap Growth Class I-2       VIP Global Asset Allocation
           (Previously known as Alger          VIP Global Communications
           Large Cap Growth)                      Securities* (For period
        Alger MidCap Growth Class I-2             beginning January 1, 2009,
           (Previously known as Alger             and ended April 24, 2009)
           MidCap Growth)                      VIP Global Income Securities
     ALLIANCEBERNSTEIN FUND                    VIP High Income Securities
        VPS Growth and Income Class A          VIP Income Securities
        VPS International Growth Class A       VIP Mutual Global Discovery
        VPS International Value Class A           Securities Class 1 (Previously
        VPS Small Cap Growth Class A              known as VIP Mutual Discovery
        VPS Small/Mid Cap Value Class A           Securities)
        VPS Wealth Appreciation Strategy       VIP Mutual Shares Securities
           (For period beginning               VIP Small Cap Value Securities
           January 1, 2009, and ended          VIP Small-Mid Cap Growth
           September 25, 2009)                    Securities
     DWS INVESTMENTS VARIABLE INSURANCE        VIP Strategic Income Securities
        TRUST                                  VIP U.S. Government
        DWS VIP Equity 500 Index A          IBBOTSON FUND
        DWS VIP Small Cap Index A              Aggressive Growth ETF Asset
     DWS VARIABLE SERIES II                       Allocation
        DWS VIP Balanced A                     Balanced ETF Asset Allocation
     FIDELITY VARIABLE INSURANCE PRODUCTS      Conservative ETF Asset Allocation
        FUND                                   Growth ETF Asset Allocation
        VIP Asset Manager                      Income and Growth ETF Asset
        VIP Contrafund                            Allocation
        VIP Equity-Income                   JANUS ASPEN SERIES
        VIP Growth                             Balanced
        VIP Growth & Income                    Flexible Bond

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     JANUS ASPEN SERIES (CONTINUED)         OPPENHEIMER VARIABLE ACCOUNT FUNDS
        Enterprise* (Previously known as       (CONTINUED)
           Mid Cap Growth)                     Oppenheimer Global Securities IC
        Forty Portfolio                        Oppenheimer Main Street Small Cap
        Global Life Sciences                      Growth
        Global Technology                      Oppenheimer MidCap Fund
        Mid Cap Value                          Oppenheimer Strategic Bond
        Overseas (Previously known as          Oppenheimer Value
           International Growth)            OPPENHEIMER VARIABLE ACCOUNT FUNDS
        Research Core Portfolio                (SC)
           (Previously known as                Oppenheimer Global Securities
           Fundamental Equity)                    (SC)
     JANUS ASPEN SERIES (SERVICE SHARES)    PANORAMA SERIES FUND, INC.
        Balanced (Service Shares)              Oppenheimer International Growth
        Foreign Stock (Service Shares)      PIMCO ADVISORS VARIABLE INSURANCE
           (On May 1, 2008 Foreign Stock          TRUST
           (Service Shares) merged into        OpCap Balanced (For period
           International Growth)                  beginning January 1, 2009, and
        Mid Cap Value (Service Shares)            ended April 24, 2009)
        Overseas (Service Shares)              OpCap Renaissance (For period
           (Previously known as                   beginning January 1, 2008, and
           International Growth                   ended January 18, 2008)
           (Service Shares))                   Premier VIT NACM Small Cap
        Risk-Managed Core (Service Shares)        Class I NACM Small Cap
        Small Company Value                       (Previously known as NACM
           (Service Shares)(For period            Small Cap)
           beginning January 1, 2009, and   PIMCO VARIABLE INSURANCE TRUST
           ended April 30, 2009)               Foreign Bond
        Worldwide (Service Shares)             Money Market
           (Previously known as Worldwide      PIMCO Real Return
           Growth (Service Shares))            PIMCO Total Return
     LAZARD RETIREMENT SERIES, INC.         PUTNAM VARIABLE TRUST (CLASS IA)
        Emerging Markets Equity                VT High Yield (Class IA)
     LEGG MASON PARTNERS VARIABLE              VT International Growth and
        PORTFOLIO I, INC.                         Income (Class IA)
        Legg Mason ClearBridge Variable     RYDEX VARIABLE TRUST
           Investors Class I (Previously       Rydex VT All-Cap Opportunity Fund
           known as Legg Mason Variable           (Previously known as Rydex
           Investors Portfolio)                    Sector Rotation)
        Legg Mason ClearBridge Variable     T. ROWE PRICE EQUITY SERIES, INC.
           Value Class I (Previously known     T. Rowe Price Blue Chip Growth
           as Legg Mason Variable              T. Rowe Price Equity Income
           Fundamental Value)               THE UNIVERSAL INSTITUTIONAL FUNDS,
        Legg Mason Western Assets Variable            INC.
           Global High Yield Bond              Van Kampen's UIF Capital Growth
           (Previously                            Class I (Previously known as
           known as Legg Mason Partners           Van Kampen UIF Capital Growth)
           Variable Global High Yield          Van Kampen's UIF Emerging Markets
              Bond II)                            Equity Class I (Previously
     MFS VARIABLE INSURANCE TRUST                 known as Van Kampen UIF
        MFS High Income                           Emerging Markets Equity)
        MFS Investors Growth Stock             Van Kampen's UIF High Yield
        MFS Investors Trust                       (Previously known as Van
        MFS New Discovery                         Kampen UIF High Yield)
        MFS Total Return                       Van Kampen's UIF U.S. Mid Cap
        MFS Utilities                             Value Class I (Previously
        MFS Value                                 known as Van Kampen UIF U.S.
     OPPENHEIMER VARIABLE ACCOUNT FUNDS           Mid Cap Value)
        Oppenheimer Balanced                   Van Kampen's UIF U.S. Real Estate
        Oppenheimer Core Bond                     Class I (Previously known as
                                                  Van Kampen UIF U.S. Real
                                                  Estate)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     VAN ECK WORLDWIDE INSURANCE TRUST       VAN KAMPEN LIFE INVESTMENT TRUST
        Van Eck Worldwide Emerging Markets      LIT Government
        Van Eck Worldwide Hard Assets           LIT Growth and Income
        Van Eck Worldwide Multi-Manager      VAN KAMPEN LIFE INVESTMENT TRUST
           Alternatives (Previously known    (CLASS II)
           as Van Eck Worldwide Absolute        LIT Mid Cap Growth (Class II)
           Return)

     * Sub-account was available, but had no net assets as of December 31, 2009

     The net assets are affected by the investment results of each mutual fund, transactions by policyholders and certain contract expenses (see Note 4). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES -Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Account had no liability for unrecognized tax benefits at December 31, 2009. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes market transaction data for the same or similar instruments.

     The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value on a recurring basis include investments that are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

     LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

     LEVEL 2:  Assets whose values are based on the following:

               (a)  Quoted prices for similar assets in active markets;

               (b) Quoted prices for identical or similar assets in markets that are not active; or

               (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

     LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the Account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund's managers.

4.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. The amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS

The cost of investments purchased during the year ended December 31, 2009 were as follows:

                                                                                          Purchases
                                                                                         ----------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
   AIM V. I. Basic Value                                                                 $   10,845
   AIM V. I. Capital Appreciation                                                            40,792
   AIM V. I. Core Equity                                                                      2,506
   AIM V. I. Mid Cap Core Equity                                                             20,739

Investments in the Alger American Fund, The Sub-Accounts:
   Alger Balanced Class I-2 (a)                                                                 792
   Alger Capital Appreciation Class I-2 (b)                                                  20,808
   Alger Large Cap Growth Class I-2 (c)                                                      21,828
   Alger MidCap Growth Class I-2 (d)                                                         33,956

Investments in the AllianceBernstein Sub-Accounts:
   VPS Growth and Income Class A                                                                825
   VPS International Growth Class A                                                           1,657
   VPS International Value Class A                                                              658
   VPS Small Cap Growth Class A                                                               2,405
   VPS Small/Mid Cap Value Class A                                                              118
   VPS Wealth Appreciation Strategy Class A (e)                                                 158
Investments in the DWS Investments Variable Insurance Trust Sub-Accounts:
   DWS VIP  Equity 500 Index A                                                               32,653
   DWS VIP  Small Cap Index A                                                                17,294

Investments in the DWS Variable Series II Sub-Account:
   DWS VIP  Balanced A                                                                       21,975

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager                                                                         10,090
   VIP Contrafund                                                                           178,867
   VIP Equity-Income                                                                         67,733
   VIP Growth                                                                                71,650
   VIP Growth & Income                                                                          794
   VIP High Income                                                                              741

(a)  Previously known as Alger American Balanced
(b)  Previously known as Alger Capital Appreciation
(c)  Previously known as Alger Large Cap Growth
(d)  Previously known as Alger MidCap Growth
(e)  For period beginning January 1, 2009, and ended September 25, 2009

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts (continued):
   VIP Index 500                                                                         $  213,418
   VIP Index 500 Service Class                                                                8,744
   VIP Investment Grade Bond                                                                 50,136
   VIP Mid Cap                                                                                1,041
   VIP Money Market                                                                          80,692
   VIP Overseas                                                                              28,970
   VIP Real Estate                                                                            1,077
   VIP Value Strategies                                                                         239

Investments in the Franklin Templeton Investments Sub-Accounts:
   VIP  Global Asset Allocation                                                                 330
   VIP  Global Income Securities                                                              1,023
   VIP High Income Securities                                                                   486
   VIP Income Securities                                                                        423
   VIP  Mutual Global Discovery Securities Class 1 (f)                                           95
   VIP Mutual Shares Securities                                                                 449
   VIP Small Cap Value  Securities                                                            1,803
   VIP Small-Mid Cap Growth Securities                                                        1,668
   VIP Strategic Income Securities                                                              397
   VIP U.S. Government                                                                          706

Investments in the Ibbotson Fund Sub-Accounts:
   Aggressive Growth ETF Asset Allocation                                                    18,807
   Balanced ETF Asset Allocation                                                             26,471
   Conservative ETF Asset Allocation                                                          5,777
   Growth ETF Asset Allocation                                                               89,909
   Income and Growth ETF Asset Allocation                                                     5,530

Investments in the Janus Aspen Series  Sub-Accounts:
   Balanced                                                                                   1,989
   Flexible Bond                                                                                781
   Forty Portfolio                                                                            8,773
   Global Life Sciences                                                                         579
   Global Technology                                                                            925
   Mid Cap Value                                                                                165
   Overseas (g)                                                                               2,390
   Research Core Portfolio (h)                                                                   46

(f)  Previously known as VIP Mutual Discovery Securities
(g)  Previously known as International Growth
(h)  Previously known as Fundamental Equity

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Balanced (Service Shares)                                                             $   34,863
   Mid Cap Value (Service Shares)                                                            23,755
   Overseas  (Service Shares) (i)                                                            18,689
   Risk-Managed Core (Service Shares)                                                         1,447
   Small Company Value (Service Shares) (j)                                                   3,923
   Worldwide (Service Shares) (k)                                                             9,720

Investments in the Lazard Retirement Series, Inc.  Sub-Account:
   Emerging Markets Equity                                                                   15,864

Investments in the Legg Mason Partners Variable Portfolios I, Inc  Sub-Accounts:
   Legg Mason ClearBridge Variable Investors Class I (l)                                      2,335
   Legg Mason ClearBridge Variable Value Class I (m)                                         11,078
   Legg Mason Western Asset Variable Global High Yield Bond (n)                              16,826

Investments in the MFS Variable Insurance Trust  Sub-Accounts:
   MFS High Income                                                                           12,228
   MFS Investors Growth Stock                                                                 5,208
   MFS Investors Trust                                                                        1,973
   MFS New Discovery                                                                         80,958
   MFS Total Return                                                                          13,092
   MFS Utilities                                                                              7,755
   MFS Value                                                                                  9,467

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Balanced                                                                         412
   Oppenheimer Core Bond                                                                        764
   Oppenheimer Global Securities IC                                                             395
   Oppenheimer Main Street Small Cap Growth                                                  53,990
   Oppenheimer MidCap Fund                                                                   13,133
   Oppenheimer Strategic Bond                                                                   234
   Oppenheimer Value                                                                            490

Investments in the Oppenheimer Variable Account Funds (Service Shares) Sub-Account:
   Oppenheimer Global Securities (SC)                                                        66,083

(i)  Previously known as International Growth (Service Shares)
(j)  For period beginning January 1, 2009, and ended April 30, 2009
(k)  Previously known as Worldwide Growth (Service Shares)
(l)  Previously known as Legg Mason Variable Investors Portfolio
(m)  Previously known as Legg Mason Variable Fundamental Value
(n)  Previously known as Legg Mason Partners Variable Global High Yield Bond II

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Panorama Series Fund, Inc. Sub-Account:
   Oppenheimer International Growth                                                      $   56,451

Investments in the PIMCO Advisors Variable Insurance Trust Sub-Accounts:
   OpCap Balanced (o)                                                                           639
   Premier VIT NACM Small Cap Class I (p)                                                    15,492

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond                                                                              21,191
   Money Market                                                                              29,190
   PIMCO Real Return                                                                         37,710
   PIMCO Total Return                                                                        42,799

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
   VT High Yield (Class IA)                                                                  14,888
   VT International Growth and Income (Class IA)                                             42,527

Investments in the Rydex Variable Trust Sub-Account:
   Rydex VT All-Cap Opportunity  Fund (q)                                                     5,158

Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
   T. Rowe Price Blue Chip Growth                                                            21,789
   T. Rowe Price Equity Income                                                               45,696

Investments in the Universal Institutional Funds, Inc., The Sub-Accounts:
   Van Kampen's UIF Capital Growth Class I (r)                                                5,773
   Van Kampen's UIF Emerging Markets Equity Class I (s)                                       1,033
   Van Kampen's UIF High Yield Class I (t)                                                    4,916
   Van Kampen's UIF U.S. Mid Cap Value Class I (u)                                              345
   Van Kampen's UIF U.S. Real Estate Class I (v)                                             20,899

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
   Van Eck Worldwide Emerging Markets                                                        52,477
   Van Eck Worldwide Hard Assets                                                             15,117
   Van Eck Worldwide Multi-Manager Alternatives (w)                                          2,080

Investments in the Van Kampen Life Investment Trust Sub-Accounts:
   LIT Government                                                                            20,011

(o)  For period beginning January 1, 2009, and ended April 24, 2009
(p)  Previously known as NACM Small Cap
(q)  Previously known as Rydex Sector Rotation
(r)  Previously known as Van Kampen UIF Capital Growth
(s)  Previously known as Van Kampen UIF Emerging Markets Equity
(t)  Previously known as Van Kampen UIF High Yield
(u)  Previously known as Van Kampen UIF U.S. Mid Cap Value
(v)  Previously known as Van Kampen UIF U.S. Real Estate
(w)  Previously known as Van Eck Worldwide Absolute Return

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                          Purchases
                                                                                         ----------
Investments in the Van Kampen Life Investment Trust Sub-Accounts (continued):
   LIT Growth and Income                                                                 $   20,767

Investments in the Van Kampen Life Investment Trust (Class II) Sub-Account:
   LIT Mid Cap Growth (Class II)
                                                                                             75,977
                                                                                         ----------
                                                                                         $2,071,330
                                                                                         ==========

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2009.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

          ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the AIM Variable
   Insurance Funds Sub-Accounts:
      AIM V. I. Basic Value
         2009                                      5,453  $       9.47  $   51,629           1.84%      48.00%
         2008                                      4,458          6.40      28,521           1.16      -51.77
         2007                                      3,321         13.26      44,043           0.78        1.54
         2006                                      1,792         13.06      23,409           0.51       13.20
         2005                                        871         11.54      10,047           0.13        5.74
      AIM V. I. Capital Appreciation
         2009                                     13,146          9.84     129,396           0.68       21.08
         2008                                      9,279          8.13      75,438           0.00      -42.49
         2007                                      6,498         14.14      91,863           0.00       12.01
         2006                                      4,506         12.62      56,862           0.10        6.30
         2005                                        593         11.87       7,040           0.10        8.84
      AIM V. I. Core Equity
         2009                                        868         10.58       9,179           2.05       28.30
         2008                                        734          8.24       6,048           2.34      -30.14
         2007                                        179         11.80       2,113           1.20        8.12
         2006 (ac)                                   185         10.92       2,016           0.89        9.16

(ac)  For period beginning April 28, 2006 and ended December 31, 2006

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the AIM Variable
   Insurance Funds Sub-Accounts
   (continued):
      AIM V. I. Mid Cap Core Equity
         2009                                      5,041  $      13.35  $   67,301           1.50%      30.21%
         2008                                      3,667         10.25      37,599           1.77      -28.52
         2007                                      3,378         14.34      48,456           0.28        9.55
         2006                                      1,911         13.09      25,023           1.31       11.24
         2005                                        822         11.77       9,674           0.71        7.62

Investments in the The Alger American
   Fund Sub-Accounts:
      Alger Capital Appreciation Class I-2 (b)
         2009                                      5,075         21.08     106,976           0.00       51.10
         2008                                      5,276         13.95      73,589           0.00      -45.13
         2007                                      5,044         25.42     128,238           0.00       33.53
         2006                                      3,837         19.04      73,051           0.00       19.26
         2005                                      2,603         15.96      41,550           0.00       14.45
      Alger Large Cap Growth Class I-2(c)
         2009                                      9,523         12.92     123,017           0.63       47.57
         2008                                      8,327          8.75      72,895           0.23      -46.15
         2007                                      6,934         16.26     112,734           0.33       19.94
         2006                                      5,533         13.55      74,995           0.11        5.15
         2005                                      3,871         12.89      49,900           0.21       12.03
      Alger MidCap Growth Class I-2(d)
         2009                                      9,074         18.55     168,346           0.00       51.70
         2008                                      7,504         12.23      91,766           0.16      -58.36
         2007                                      5,921         29.37     173,868           0.00       31.56
         2006                                      5,238         22.32     116,923           0.00       10.14
         2005                                      3,654         20.27      74,044           0.00        9.82

Investments in the DWS Investments
   Variable Insurance Trust Sub-Accounts:
      DWS VIP Equity 500 Index A
         2009                                      6,397         15.19      97,145           2.31       26.32
         2008                                      4,502         12.02      54,123           2.48      -37.15
         2007                                      4,087         19.13      78,180           1.54        5.30
         2006                                      3,683         18.16      66,895           1.14       15.52
         2005                                      2,838         15.72      44,621           1.53        4.68

(b)  Previously known as Alger Capital Appreciation
(c)  Previously known as Alger Large Cap Growth
(d)  Previously known as Alger MidCap Growth

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the DWS Investments Variable
   Insurance Trust Sub-Accounts (continued):
      DWS VIP Small Cap Index A
         2009                                      2,432  $      18.48  $   44,937           1.52%      26.57%
         2008                                      1,879         14.60      27,439           1.85      -34.12
         2007                                      1,950         22.16      43,218           0.88       -1.90
         2006                                      1,733         22.59      39,141           0.64       17.49
         2005                                      1,352         19.23      26,000           0.59        4.26

Investments in the DWS Variable Series II
   Sub-Account:
      DWS VIP Balanced A
         2009                                      4,703         11.08      52,124           3.44       23.43
         2008                                      4,142          8.98      37,191           3.99      -27.33
         2007                                      3,662         12.36      45,245           3.10        4.84
         2006                                      3,197         11.79      37,674           4.12       10.24
         2005 (ad)                                 3,991         10.69      42,664           0.00        6.91

Investments in the Fidelity Variable Insurance
   Products Fund Sub-Accounts:
      VIP Asset Manager
         2009                                      3,050         14.98      45,679           2.56       29.11
         2008                                      2,538         11.60      29,435           3.03      -28.72
         2007                                      2,290         16.27      37,267           6.61       15.50
         2006                                      1,267         14.09      17,843           1.17        7.32
         2005                                        371         13.13       4,877           0.06        4.04
      VIP Contrafund
         2009                                     25,304         18.89     477,986           1.60       35.71
         2008                                     15,800         13.92     219,920           1.20      -42.51
         2007                                     12,045         24.21     291,639           1.07       17.59
         2006                                      9,128         20.59     187,947           1.38       11.72
         2005                                      5,444         18.43     100,339           0.20       16.94
      VIP Equity-Income
         2009                                     21,827         13.88     303,058           2.45       30.21
         2008                                     17,091         10.66     182,241           3.20      -42.65
         2007                                     12,546         18.59     233,281           2.19        1.53
         2006                                      8,963         18.31     164,156           3.24       20.19
         2005                                      5,517         15.24      84,066           1.03        5.87

(ad)  For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the Fidelity Variable Insurance
   Products Fund Sub-Accounts (continued):
      VIP Growth
         2009                                     28,577  $      10.99  $  313,983           0.47%      28.29%
         2008                                     23,541          8.56     201,617           1.00      -47.17
         2007                                     18,772         16.21     304,302           0.77       26.96
         2006                                     14,114         12.77     180,207           0.29        6.85
         2005                                      8,371         11.95     100,028           0.34        5.80
      VIP Index 500
         2009                                     28,131         12.36     347,587           2.17       26.61
         2008                                     39,491          9.76     385,403           2.88      -37.00
         2007                                     25,589         15.49     396,389           3.80        5.44
         2006                                     13,708         14.69     201,390           0.39       15.73
         2005                                      1,886         12.69      23,940           0.84        4.82
      VIP Investment Grade Bond
         2009                                     12,542         13.51     169,411           8.69       15.72
         2008                                     11,828         11.67     138,067           3.80       -3.25
         2007                                      9,405         12.06     113,464           3.30        4.35
         2006                                      5,676         11.56      65,622           2.87        4.35
         2005                                      3,038         11.08      33,664           2.46        2.19
      VIP Money Market
         2009                                      8,555         14.57     124,632           0.73        0.72
         2008                                      7,574         14.46     109,546           2.94        3.02
         2007                                      4,723         14.04      66,300           4.67        5.22
         2006                                      2,725         13.34      36,363           6.02        4.88
         2005                                      1,123         12.72      14,290           3.35        3.04
      VIP Overseas
         2009                                      9,091         14.61     132,802           2.29       26.53
         2008                                      7,397         11.54      85,397           3.44      -43.80
         2007                                      5,042         20.54     103,585           3.48       17.31
         2006                                      3,478         17.51      60,912           0.62       18.08
         2005                                      1,815         14.83      26,913           0.40       19.05

Investments in the Ibbotson Fund
   Sub-Accounts: Aggressive Growth ETF
   Asset Allocation
         2009                                        477         12.96       6,185           0.77       29.62
   Growth ETF Asset Allocation
         2009                                      1,163         12.68      14,747           1.07       26.77

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the Janus Aspen Series
   Sub-Account:
      Forty Portfolio
         2009                                      1,751  $      15.88  $   27,809           0.04%      46.33%
         2008                                      1,274         10.85      13,824           0.17      -44.15
         2007                                      1,009         19.43      19,602           0.37       36.99
         2006                                        740         14.19      10,499           0.41        9.35
         2005                                        292         12.97       3,791           0.25       12.85

Investments in the Janus Aspen Series
   (Service Shares) Sub-Accounts:
      Balanced (Service Shares)
         2009                                      8,258         17.46     144,191           2.75       25.58
         2008                                      7,200         13.90     100,115           2.63      -16.06
         2007                                      5,913         16.56      97,944           2.41       10.29
         2006                                      4,828         15.02      72,521           2.13       10.41
         2005                                      2,695         13.60      36,665           2.31        7.66
      Foreign Stock (Service Shares)
         2008 (y) (z)                                  -           N/A           -           3.28       -5.46
         2007                                      2,036         18.31      37,279           1.56       18.25
         2006                                      1,302         15.48      20,154           1.90       18.06
         2005                                        562         13.11       7,374           0.78        6.24
      Overseas (Service Shares) (i)
         2009                                      7,648          8.43      64,464           0.44       79.07
         2008 (x) (z)                              5,481          4.71      25,799           7.07      -52.93
      Mid Cap Value (Service Shares)
         2009                                      4,619         14.87      68,666           0.36       32.92
         2008                                      3,431         11.18      38,380           3.72      -27.90
         2007                                      2,648         15.51      41,082           3.67        7.17
         2006                                      1,029         14.47      14,894           2.89       15.06
         2005                                        334         12.58       4,207           8.81       10.00
      Risk-Managed Core (Service Shares)
         2009                                        284         11.70       3,320           1.24       22.55
         2008                                        200          9.54       1,904           0.88      -36.24
         2007                                        137         14.97       2,056           0.60        6.13
         2006                                         75         14.10       1,061           0.11       10.77
         2005                                         58         12.73         732          12.50       10.91

(i)  Previously known as International Growth (Service Shares)
(x)  For period beginning May 1, 2008 and ended December 31, 2008
(y)  For period beginning January 1, 2008 and ended May 1, 2008
(z) On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the Janus Aspen Series
   (Service Shares) Sub-Accounts (continued):
      Small Company Value (Service Shares) (j)
         2009                                          -  $        N/A  $        -           0.00%      -4.80%
         2008                                      3,085          8.12      25,050           0.00      -35.92
         2007                                      1,989         12.67      25,202           1.50       -6.11
         2006                                        354         13.50       4,778           0.00       21.87
         2005 (ad)                                    49         11.07         548           0.00       10.74
      Worldwide (Service Shares) (k)
         2009                                      2,055         14.52      29,839           1.26       37.40
         2008                                      1,557         10.57      16,459           1.11      -44.81
         2007                                      1,226         19.15      23,480           0.61        9.36
         2006                                        995         17.51      17,427           1.66       17.94
         2005                                        700         14.84      10,387           1.41        5.57

Investments in the Lazard Retirement Series,
   Inc. Sub-Account:
      Emerging Markets Equity
         2009                                        577         44.91      25,925           3.17       69.85
         2008                                        441         26.44      11,654           2.22      -48.72
         2007                                        529         51.57      27,273           1.27       33.30
         2006                                        353         38.68      13,647           0.49       29.95
         2005                                        290         29.77       8,642           0.36       40.78

Investments in the Legg Mason Partners
   Variable Portfolios I, Inc Sub-Accounts:
      Legg Mason ClearBridge Variable
         Investors Class I (l)
         2009                                        863         11.59      10,001           1.91       24.50
         2008                                        682          9.31       6,348           1.57      -35.62
         2007                                        589         14.46       8,523           2.05        3.90
         2006                                        145         13.92       2,011           2.12       18.26
         2005                                         70         11.77         820           2.24        6.53
      Legg Mason ClearBridge Variable Value
         Class I (m)
         2009                                      7,958          7.87      62,661           1.39       29.36
         2008                                      6,810          6.09      41,452           2.06      -36.58
         2007 (ab)                                 5,568          9.60      53,434           2.47       -4.03
      Legg Mason Western Asset Variable Global
         High Yield Bond (n)
         2009                                      4,566         13.65      62,317          11.45       55.55
         2008                                      3,914          8.77      34,343          13.95      -30.82
         2007                                      2,902         12.68      36,805           8.51       -0.07
         2006                                      2,015         12.69      25,572           7.73       10.64
         2005                                      1,046         11.47      12,003          10.16        3.81


(j)  For period beginning January 1, 2009, and ended April 30, 2009
(k)  Previously known as Worldwide Growth (Service Shares)
(l)  Previously known as Legg Mason Variable Investors Portfolio
(m)  Previously known as Legg Mason Variable Fundamental Value
(n)  Previously known as Legg Mason Partners Variable Global High Yield Bond II
(ab) For period beginning April 27, 2007 and ended December 31, 2007
(ad) For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the MFS Variable Insurance
   Trust Sub-Accounts:
      MFS High Income
         2009                                      3,378  $      12.95  $   43,765           7.65%      45.55%
         2008                                      2,731          8.90      24,306           9.55      -28.49
         2007                                      1,443         12.45      17,966           5.14        1.77
         2006                                        552         12.23       6,750           3.73       10.37
         2005                                         97         11.08       1,076           4.10        2.16
      MFS Investors Growth Stock
         2009                                      1,602         12.12      19,417           0.67       39.55
         2008                                      1,278          8.69      11,106           0.61      -36.87
         2007                                        996         13.76      13,708           0.31       11.36
         2006                                        672         12.36       8,302           0.00        7.58
         2005                                        240         11.49       2,758           0.27        4.49
      MFS Investors Trust
         2009                                        415         12.30       5,104           1.57       26.90
         2008                                        351          9.69       3,398           0.90      -33.08
         2007                                        224         14.48       3,243           0.82       10.31
         2006                                        167         13.13       2,195           0.42       12.99
         2005                                         98         11.62       1,141           0.73        7.31
      MFS New Discovery
         2009                                      8,000         21.68     173,463           0.00       63.18
         2008                                      3,356         13.29      44,595           0.00      -39.33
         2007                                      2,528         21.90      55,374           0.00        2.52
         2006                                      1,860         21.36      39,730           0.00       13.22
         2005                                      1,222         18.87      23,068           0.00        5.25

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the MFS Variable Insurance
   Trust Sub-Accounts (continued):
      MFS Total Return
         2009                                      2,526  $      17.29  $   43,684           2.95%      18.03%
         2008                                      1,882         14.65      27,569           3.36      -22.13
         2007                                      1,783         18.81      33,555           2.27        4.21
         2006                                      1,099         18.05      19,845           1.78       11.89
         2005                                        434         16.13       7,000           1.31        2.82
      MFS Utilities
         2009                                      1,386         29.60      41,033           4.54       33.22
         2008                                      1,208         22.22      26,844           1.82      -37.67
         2007                                      1,084         35.65      38,650           0.95       27.90
         2006                                      1,038         27.88      28,949           1.91       31.26
         2005                                      1,073         21.24      22,790           0.59       16.84
      MFS Value
         2009                                      2,749         13.03      35,827           1.18       22.71
         2008                                      1,944         10.62      20,648           1.20      -32.58
         2007                                      1,282         15.75      20,197           0.92        7.91
         2006                                        898         14.60      13,102           1.05       20.84
         2005                                        502         12.08       6,069           1.13        6.66

Investments in the Oppenheimer Variable
   Account Funds Sub-Accounts:
      Oppenheimer Main Street Small Cap Growth
         2009                                     14,544         19.49     283,513           0.82       37.20
         2008                                     12,788         14.21     181,701           0.49      -37.83
         2007                                      9,509         22.85     217,321           0.31       -1.21
         2006                                      6,948         23.13     160,723           0.13       15.00
         2005                                      4,636         20.12      93,255           0.00        9.92
      Oppenheimer MidCap Fund
         2009                                      4,676          8.76      40,984           0.00       32.61
         2008                                      3,200          6.61      21,146           0.00      -49.07
         2007                                      1,613         12.98      20,934           0.00        6.33
         2006                                        824         12.20      10,054           0.00        2.96
         2005 (ad)                                    94         11.85       1,110           0.00       18.53

(ad) For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Oppenheimer Variable Account Funds (SC)
   Sub-Accounts:
      Oppenheimer Global Securities (SC)
         2009                                     15,031  $      13.86  $  208,314           1.63%      39.35%
         2008                                     11,408          9.94     113,449           1.15      -40.33
         2007                                      7,085         16.67     118,087           0.99        6.08
         2006                                      4,692         15.71      73,719           0.64       17.36
         2005                                      2,012         13.39      26,940           0.31       14.06

Investments in the Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2009                                      3,345         27.34      91,433           0.86       39.24
         2008                                      1,471         19.63      28,874           1.07      -42.64
         2007                                      1,240         34.22      42,441           0.86       12.61
         2006                                      1,035         30.39      31,469           0.54       30.78
         2005                                        782         23.24      18,178           0.67       14.06

Investments in the PIMCO Advisors
   Variable Insurance
   Sub-Accounts:
      Premier VIT NACM Small Cap Class I (p)
         2009                                      3,522         10.28      36,222           0.05       15.58
         2008                                      2,887          8.90      25,686           0.00      -41.63
         2007                                      2,612         15.24      39,819           0.00        0.58
         2006                                      2,306         15.16      34,961           0.00       24.08
         2005                                      1,773         12.22      21,653           0.00        0.06
      OpCap Balanced (o)
         2009                                          -           N/A           -           4.97       -0.75
         2008                                        779          8.16       6,359           2.74      -31.18
         2007                                        693         11.86       8,222           1.40       -4.44
         2006                                        573         12.41       7,115           0.11       10.80
         2005                                         27         11.20         306           0.00        2.74
      OpCap Renaissance
         2008(aa)                                      -           N/A           -           1.65       -9.58
         2007                                          3         13.06          44           0.54        6.32
         2006                                          -           N/A           -           0.00       11.37
         2005                                          -         11.03           -           0.00       -4.53

(o)  For period beginning January 1, 2009, and ended April 24, 2009
(p)  Previously known as NACM Small Cap
(aa) For period beginning January 1, 2008 and ended January 18, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   PIMCO Variable Insurance Trust
   Sub-Accounts:
      Foreign Bond
         2009                                      2,647  $      14.45  $   38,263           3.84%      15.64%
         2008                                      2,239         12.50      27,987           3.18       -2.39
         2007                                      1,968         12.80      25,200           3.47        3.63
         2006                                      1,248         12.36      15,418           3.47        2.19
         2005                                        813         12.09       9,834           2.43        5.15
      Money Market
         2009                                     13,154         11.71     154,044           0.11        0.12
         2008                                     13,341         11.70     156,049           2.17        2.25
         2007                                     10,433         11.44     119,360           4.72        4.88
         2006                                      8,151         10.91      88,908           4.69        4.62
         2005                                      5,573         10.43      58,100           2.82        2.76
      PIMCO Real Return
         2009                                      4,059         13.57      55,103           3.72       18.39
         2008                                      4,466         11.47      51,199           3.50       -7.04
         2007                                      1,820         12.33      22,453           4.05       10.68
         2006                                        843         11.14       9,398           3.93        0.71
         2005                                        433         11.07       4,788           3.60        2.08
      PIMCO Total Return
         2009                                      7,591         16.23     123,171           5.87       14.09
         2008                                      8,943         14.22     127,195           4.54        4.80
         2007                                      7,792         13.57     105,753           4.65        8.77
         2006                                      5,741         12.48      71,630           4.50        3.86
         2005                                      3,969         12.01      47,689           3.60        2.44

Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
         2009                                      2,386         18.03      43,006          11.85       50.31
         2008                                      2,446         11.99      29,338           9.75      -26.01
         2007                                      2,103         16.21      34,086           7.59        3.31
         2006                                      1,817         15.69      28,507           7.47       10.60
         2005                                      1,495         14.19      21,207           6.99        3.47

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts (continued):
      VT International Growth and Income
         (Class IA)
         2009                                      2,831  $      19.50  $   55,202           0.00%      26.39%
         2008                                        640         15.43       9,873           2.10      -45.85
         2007                                        477         28.49      13,588           1.72        7.29
         2006                                        386         26.56      10,246           1.22       27.63
         2005                                        317         20.81       6,602           0.66       14.33

Investments in the
   Rydex Variable Trust
   Sub-Account:
      Rydex VT All-Cap Opportunity Fund (q)
         2009                                      1,456         17.76      25,851           0.09       27.29
         2008                                      1,610         13.95      22,461           0.00      -40.73
         2007                                      1,250         23.54      29,417           0.00       22.75
         2006                                      1,057         19.18      20,276           0.00       11.39
         2005                                        871         17.22      14,996           0.00       13.71

Investments in the
   T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2009                                      7,340         11.68      85,727           0.00       42.18
         2008                                      5,496          8.21      45,141           0.13      -42.51
         2007                                      3,715         14.29      53,071           0.51       12.74
         2006                                      2,685         12.67      34,025           0.38        9.67
         2005                                      1,396         11.56      16,133           0.16        5.94
      T. Rowe Price Equity Income
         2009                                     11,734         16.55     194,145           1.91       25.60
         2008                                      9,716         13.17     127,992           2.60      -36.11
         2007                                      6,872         20.62     141,692           1.82        3.26
         2006                                      5,238         19.97     104,590           1.64       18.97
         2005                                      3,119         16.78      52,352           1.78        3.92

Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen's UIF Capital Growth
         Class I (r)
         2009                                      2,165         13.44      29,092           0.00       65.55
         2008                                      2,018          8.12      16,385           0.21      -49.19
         2007                                      1,617         15.98      25,828           0.00       21.91
         2006                                      1,273         13.11      16,688           0.00        4.11
         2005                                        655         12.59       8,251           0.42       15.71

(q)  Previously known as Rydex Sector Rotation
(r)  Previously known as Van Kampen UIF Capital Growth

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts (continued):
      Van Kampen's UIF High Yield Class (t)
         2009                                      1,307  $      16.58  $   21,668           8.30%      42.08%
         2008                                      1,136         11.67      13,253           8.81      -22.86
         2007                                      1,089         15.12      16,467           8.73        4.01
         2006                                        896         14.54      13,030           8.37        8.62
         2005                                        656         13.39       8,782           7.76        1.06
      Van Kampen's UIF U.S. Real Estate (v)
         2009                                      3,452         20.45      70,591           2.70       28.36
         2008                                      2,470         15.93      39,354           3.79      -37.89
         2007                                      1,677         25.65      43,022           1.10      -17.07
         2006                                      1,206         30.93      37,308           1.04       38.04
         2005                                        918         22.41      20,561           1.36       17.05

Investments in the
   Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Emerging Markets
         2009                                      4,286         24.23     103,861           0.11      113.17
         2008                                      2,424         11.37      27,559           0.00      -64.78
         2007                                      1,471         32.28      47,464           0.22       37.61
         2006                                        555         23.45      13,014           0.41       39.49
         2005                                        336         16.81       5,652           0.65       32.00
      Van Eck Worldwide Hard Assets
         2009                                      1,615         29.41      47,517           0.21       57.54
         2008                                      1,186         18.67      22,141           0.26      -46.12
         2007                                        617         34.66      21,367           0.09       45.36
         2006                                        436         23.84      10,384           0.01       24.49
         2005                                         12         19.15         225           0.00       51.67
      Van Eck Worldwide Multi-Manager
         Alternatives (w)
         2009                                      1,204         11.13      13,397           0.25       13.87
         2008                                      1,146          9.78      11,202           0.05      -13.10
         2007                                        386         11.25       4,340           0.65        4.05
         2006                                        291         10.81       3,142           0.58        8.65
         2005                                        240          9.95       2,385           0.00        0.20

(t)  Previously known as Van Kampen UIF High Yield
(v)  Previously known as Van Kampen UIF U.S. Real Estate
(w)  Previously known as Van Eck Worldwide Absolute Return

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  Consultant Accumulator and Consultant Protector Policies

                                                                                        For the year ended
                                                          At December 31,                  December 31,
                                                ----------------------------------  -------------------------
                                                          Accumulation                Investment     Total
                                                  Units    Unit Value   Net Assets  Income Ratio*   Return**
                                                --------  ------------  ----------  -------------  ----------
Investments in the
   Van Kampen Life Investment Trust
   Sub-Accounts:
      LIT Government
         2009                                      1,914  $      12.27  $   23,487           6.66%      0.98%
         2008                                      1,613         12.15      19,608           4.74       1.81
         2007                                      1,709         11.94      20,400           3.90       7.33
         2006                                      1,093         11.12      12,153           3.45       3.34
         2005                                        607         10.76       6,535           2.61       3.54
      LIT Growth and Income
         2009                                      5,923         17.21     101,954           3.93      24.37
         2008                                      5,187         13.84      71,789           1.88     -32.03
         2007                                      3,901         20.36      79,429           1.51       2.80
         2006                                      3,187         19.81      63,133           1.06      16.23
         2005                                      2,355         17.04      40,140           0.81       9.99

Investments in the
   Van Kampen Life Investment Trust (Class II)
   Sub-Account:
      LIT Mid Cap Growth (Class II)
         2009                                      9,793         12.82     125,574           0.00      56.37
         2008                                      2,610          8.20      21,399           0.00     -46.83
         2007                                      1,785         15.42      27,533           0.00      17.60
         2006                                      1,341         13.12      17,582           0.00       4.92
         2005                                        594         12.50       7,430           0.00      11.11

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Total Accumulator Policies

                                                                                    For the year ended
                                                          At December 31,              December 31,
                                               --------------------------------- -----------------------
                                                         Accumulation             Investment     Total
                                                 Units    Unit Value  Net Assets Income Ratio*  Return**
                                               --------- ------------ ---------- ------------- ---------
Investments in the The Alger
   American Fund
   Sub-Accounts:
      Alger Balanced Portfolio Class I-2 (a)
         2009                                         78 $       9.19 $   718.18          0.00%    29.25%
      Alger Cap Appreciation Class I-2 (b)
         2009                                         19         9.23        171          0.00     51.10
      Alger Large Cap Growth Class I-2 (c)
         2009                                        172         8.60      1,482          0.63     47.57
         2008                                         34         5.83        198          0.23    -41.72
      Alger MidCap Growth Class I-2 (d)
         2009                                        118         7.29        861          0.00     51.70
         2008 (x)                                     39         4.81        185          0.16    -51.92

Investments in the
   AllianceBernstein Fund
   Sub-Accounts:
      VPS Growth & Income Class A
         2009                                        149         7.79      1,158          3.99     20.82
         2008 (x)                                     51         6.44        329          0.00    -35.56
      VPS International Growth Class A
         2009                                        264         7.35      1,939          1.55     39.58
         2008 (x)                                     37         5.26        197          0.00    -47.35
      VPS International Value Class A
         2009                                        162         6.48      1,052          1.97     34.68
         2008 (x)                                     47         4.81        224          0.00    -51.89
      VPS Small Cap Growth Class A
         2009                                        315         8.63      2,720          0.00     41.76
      VPS Small/Mid Cap Value Class A
         2009                                          8         8.95         74          0.35     42.86
      VPS Wealth Appreciation Strategy Class A
         2009 (e)                                      -          N/A          -          0.00     25.43

Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Contrafund
         2009                                        254         8.21      2,090          1.60     35.71
         2008 (x)                                     34         6.05        207          1.20    -39.47
      VIP Equity-Income
         2009                                        256         7.66      1,958          2.45     30.21
         2008 (x)                                     70         5.88        413          3.20    -41.16

(a) Previously known as Alger American Balanced
(b) Previously known as Alger Capital Appreciation
(c) Previously known as Alger Large Cap Growth
(d) Previously known as Alger MidCap Growth
(e) For period beginning January 1, 2009, and ended September 25, 2009
(x) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Total Accumulator Policies

                                                                                    For the year ended
                                                          At December 31,              December 31,
                                               --------------------------------- -----------------------
                                                         Accumulation             Investment     Total
                                                 Units    Unit Value  Net Assets Income Ratio*  Return**
                                               --------- ------------ ---------- ------------- ---------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Growth
         2009                                        810 $       7.35 $    5,952          0.47%    28.29%
         2008 (x)                                     51         5.73        293          1.00    -42.70
      VIP Growth & Income
         2009                                         97         7.75        754          1.78     27.20
      VIP High Income
         2009                                         65        10.66        688         13.47     43.96
      VIP Index 500 - Service Class
         2009                                      1,376         8.25     11,343          3.43     26.48
         2008 (x)                                    217         6.52      1,417          5.31    -34.81
      VIP Investment Grade Bond
         2009                                        215        11.10      2,389          8.69     15.72
         2008 (x)                                     19         9.59        178          3.80     -4.05
      VIP Mid Cap
         2009                                        131         8.88      1,163          0.88     40.09
         2008 (x)                                     16         6.34        100          0.80    -36.58
      VIP Money Market
         2009                                        797        10.25      8,167          0.73      0.72
         2008 (x)                                    203        10.18      2,064          2.94      1.77
      VIP Real Estate
         2009                                        250         7.37      1,838          3.43     37.69
         2008 (x)                                     61         5.35        329          7.34    -46.51
      VIP Value Strategies
         2009                                         26         8.14        215          0.89     57.59

Investments in the
   Franklin Templeton Investments
   Sub-Accounts:
      VIP Global Asset Allocation
         2009                                         25         9.28        236          0.00     22.21
      VIP Global Income Securities
         2009                                         83        12.04      1,005          6.43     18.98
         2008 (x)                                     12        10.12        124          0.00      1.17
      VIP High Income Securities
         2009                                         42        10.78        450          0.82     42.99
      VIP Income Securities
         2009                                         79         9.50        750          7.01     35.88
         2008 (x)                                     31         6.99        213          0.00    -30.12
      VIP Mutual Global Discovery Securities
         Class 1 (f)
         2009                                         10         9.25         90          1.08     23.63
      VIP Mutual Shares Securities
         2009                                         60         8.38        507          2.57     26.35
      VIP Small Cap Value Securities
         2009                                        304         8.52      2,588          1.42     29.54
         2008 (x)                                     83         6.57        548          0.00    -34.27

(f) Previously known as VIP Mutual Discovery Securities
(x) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Total Accumulator Policies

                                                                                    For the year ended
                                                          At December 31,              December 31,
                                               --------------------------------- -----------------------
                                                         Accumulation             Investment     Total
                                                 Units    Unit Value  Net Assets Income Ratio*  Return**
                                               --------- ------------ ---------- ------------- ---------
Investments in the Franklin Templeton
   Investments Fund
   Sub-Accounts (continued):
      VIP Small-Mid Cap Growth Securities
         2009                                        215 $       8.77 $ 1,885.12          0.00%    43.95%
      VIP Strategic Income Securities
         2009                                         47        10.94        518          5.09     26.11
         2008 (x)                                     13         8.67        114          0.00    -13.27
      VIP U.S. Government
         2009                                         55        10.87        593          1.40      3.34

Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2009                                      1,908         8.37     15,970          0.77     27.79
         2008 (x)                                    227         6.55      1,485          1.09    -34.50
      Balanced ETF Asset Allocation
         2009                                      2,973         9.18     27,280          1.53     19.74
         2008 (x)                                    144         7.66      1,103          2.89    -23.37
      Conservative ETF Asset Allocation
         2009                                        496        10.12      5,018          0.99      8.57
         2008 (x)                                     90         9.32        837          1.71     -6.75
      Growth ETF Asset Allocation
         2009                                     10,926         8.71     95,193          1.07     24.94
         2008 (x)                                  2,767         6.97     19,294          0.21    -30.27
      Income & Growth ETF Asset Allocation
         2009                                        697         9.67      6,739          1.57     13.72
         2008 (x)                                    183         8.50      1,558          6.99    -14.95

Investments in the
   Janus Aspen Series
   Sub-Accounts:
      Balanced
         2009                                        166        10.49      1,742          2.28     25.89
      Flexible Bond
         2009                                         65        11.69        755          3.02     13.22
      Forty Portfolio
         2009                                         14         7.97        109          0.04     46.33
      Global Life Sciences
         2009                                         58         9.48        547          0.00     25.79
      Global Technology
         2009                                        109         9.39      1,027          0.00     57.09
      Mid Cap Value
         2009                                         11         9.51        103          0.51     33.69
      Overseas (g)
         2009                                        391         8.41      3,290          0.61     79.56
         2008 (x)                                     48         4.69        224          0.00    -53.15
      Research Core Portfolio (h)
         2009                                          3         8.29         23          0.26     35.80

(g) Previously known as International Growth
(x) For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Total Accumulator Policies

                                                                                    For the year ended
                                                          At December 31,              December 31,
                                               --------------------------------- -----------------------
                                                         Accumulation             Investment     Total
                                                 Units    Unit Value  Net Assets Income Ratio*  Return**
                                               --------- ------------ ---------- ------------- ---------
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Balanced
         2009                                         55 $       7.10 $      389          0.00%    21.89%
         2008 (x)                                      -         5.83          -          0.00    -41.72
      Oppenheimer Core Bond
         2009                                         97         6.68        648          0.00      9.61
      Oppenheimer Global Securities IC
         2009                                         24         8.72        211          0.00     39.77
         2008 (x)                                      -         6.24          -          0.00    -37.60
      Oppenheimer Main Street Small Cap Growth
         2009                                         58         8.91        520          0.82     37.20
      Oppenheimer Strategic Bond
         2009                                         20         9.88        203          0.00     18.83
      Oppenheimer Value
         2009                                         65         9.47        612          0.55     45.08

Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2009                                        535         8.30      4,442          0.86     39.24
         2008 (x)                                     39         5.96        231          1.07    -40.39

Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen UIF Emerging Markets
         Equity Class I (s)
         2009                                        188         7.83      1,472          0.00     69.84
         2008 (x)                                     49         4.61        225          0.00    -53.93
      Van Kampen's UIF U.S. Mid Cap Value
         Class I (u)
         2009                                         35         8.47        296          1.26     39.21
      Van Kampen's UIF Capital Growth
         Class I (r)
         2009                                          2         8.67         21          0.00     65.55

Investments in the
   Van Kampen Life Investment Trust
   Sub-Accounts:
      LIT Government
         2009                                          4        10.27         39          6.66      0.98
      LIT Growth and Income
         2009                                        104         8.75        908          3.93     24.37
         2008 (x)                                     15 $       7.03 $      106          1.88    -29.68

(x)  For period beginning May 1, 2008 and ended December 31, 2008
(r)  Previously known as Van Kampen UIF Capital Growth
(s)  Previously known as Van Kampen UIF Emerging Markets Equity
(u)  Previously known as Van Kampen UIF U.S. Mid Cap Value

                                     PART C

                                OTHER INFORMATION





Item 26.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

      (b) Not Applicable

      (c) (i) Form of Principal Underwriting Agreement. /2

         (ii) Form of Selling Agreement. /2

         (iii) Form of Schedule of Sales Commissions. /(filed herewith)

      (d) Form of the TotalAccumulator Flexible Premium Variable Adjustable Life Policy. /3

      (e) Form of Application for the TotalAccumulator Flexible Premium Variable Adjustable Life Policy /3

      (f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

      (g) Contracts of Reinsurance - Not Applicable

      (h) Fund Participation Agreements:

              (1) Form of Participation Agreement between The Alger American Fund and Allstate Life Insurance Company of New York /1

              (2) Form of Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Allstate Life Insurance Company of New York /4

              (3) Form of Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Life Insurance Company of New York /7

              (4) Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust and Allstate Life Insurance Company of New York /5

              (5) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York /7

              (6) Form of Participation Agreement between Janus Aspen Series and Allstate Life Insurance Company of New York /1

               (7) Form of Participation Agreement between Oppenheimer Variable
              Account Funds and Allstate Life Insurance Company of New York /1

              (8) Form of Participation Agreement between Panorama Series Funds, Inc. and Allstate Life Insurance Company of New York /1

              (9) Form of Participation Agreement between Van Kampen Life Investment Trust and Allstate Life Insurance Company of New York /1

              (10) Form of Participation Agreement between The Universal Institutional Funds, Inc. and Allstate Life Insurance Company of New York /1

      (i)  Administrative Contracts - Not Applicable

      (j) Other Material Contracts - Not Applicable

      (k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /(filed herewith)

      (l) Actuarial Opinion and Consent. /6

      (m) Sample Calculation. /3

      (n) Other Consents:

         (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

      (o) Omitted Financial Statements - Not Applicable

      (p) Initial Capital Arrangements - Not Applicable

      (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /3

      (99)(a) Powers of Attorney for Samuel H. Pilch, Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, John R. Raben, Jr., Phyllis Hill Slater, Kevin R. Slawin, John C. Pintozzi, James E. Hohmann, Michael B. Boyle, Douglas B. Welch, and Michael J. Velotta /8

      (99)(b) Powers of Attorney for Robert K. Becker, Mark A. Green, and Matthew E. Winter (filed herewith)



/1 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-100935, dated June 30, 2003.

/3 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-148225, 811-21250, filed December 12, 2007.

/4 Incorporated by reference from Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000

/5 Incorporated by reference from Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-74411) dated October 31, 2002.)

/6 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed March 21, 2008 (File No. 333-148225, 811-21250).

/7 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 25, 2008 (File No. 333-148225, 811-21250).

/8 Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 20, 2009 (File No. 333-148225, 811-21250).





Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                       POSITION AND OFFICE WITH
BUSINESS ADDRESS*                        DEPOSITOR OF THE ACCOUNT
MARCIA D. ALAZRAKI                       DIRECTOR
ROBERT K. BECKER                         DIRECTOR AND VICE PRESIDENT
MICHAEL B. BOYLE                         DIRECTOR AND VICE PRESIDENT
MATTHEW S. EASLEY                        DIRECTOR AND VICE PRESIDENT
MARK A. GREEN                            DIRECTOR AND VICE PRESIDENT
ROBERT J. HOLDEN                         DIRECTOR, VICE PRESIDENT AND CHIEF OPERATIONS OFFICER
CLEVELAND JOHNSON, JR.                   DIRECTOR
SUSAN L. LEES                            DIRECTOR, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
KENNETH R. O'BRIEN                       DIRECTOR
JOHN C. PINTOZZI                         DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
JOHN RICHARD RABEN, JR.                  DIRECTOR
PHYLLIS HILL SLATER                      DIRECTOR
MATTHEW E. WINTER                        DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
SAMUEL H. PILCH                          GROUP VICE PRESIDENT AND CONTROLLER
RICHARD C. CRIST, JR.                    VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARK W. DAVIS                            VICE PRESIDENT
JUDITH P. GREFFIN                        VICE PRESIDENT
SCOTT D. HARPER                          TREASURER
DARRYL L. BALTIMORE                      ASSISTANT VICE PRESIDENT
ERROL CRAMER                             ASSISTANT VICE PRESIDENT
LAWRENCE W. DAHL                         ASSISTANT VICE PRESIDENT
SARAH R. DONAHUE                         ASSISTANT VICE PRESIDENT
LISA J. FLANARY                          ASSISTANT VICE PRESIDENT
KEITH A. HAUSCHILDT                      VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER
ATIF (A.J.) IJAZ                         ASSISTANT VICE PRESIDENT
MARIO RIZZO                              ASSISTANT VICE PRESIDENT AND ASSISTANT TREASURER
PERUVEMBA K. SATISH                      ASSISTANT VICE PRESIDENT AND INVESTMENT RISK MANAGER
ROBERT E. TRANSON                        ASSISTANT VICE PRESIDENT
TIMOTHY N. VANDER PAS                     ASSISTANT VICE PRESIDENT
DEAN M. WAY                              ASSISTANT VICE PRESIDENT AND ILLUSTRATION ACTUARY
RICHARD ZAHARIAS                         ASSISTANT VICE PRESIDENT
ROBERT WILLIAM BIRMAN                    ASSISTANT SECRETARY
DORIS J. BRYANT                          ASSISTANT SECRETARY
PAUL N. KIERIG                           ASSISTANT SECRETARY
ELLIOT A. STULTZ                         ASSISTANT SECRETARY
LYNN CIRRINCIONE                         ASSISTANT TREASURER
ERIC M. FRISVOLD                         ASSISTANT TREASURER
RAYMOND P. THOMAS                        ASSISTANT TREASURER
THERESA M. RESNICK                       APPOINTED ACTUARY
KEVIN TIERNAN                            CHIEF ADMINISTRATIVE OFFICER


* The principal business address of Ms. Alazraki is 7 Times Square, New York, New York, 10036. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165
E. Loines Avenue, Merrick, New York 11566. The principal business address of Mr. Raben is 20 Linwood Avenue, Riverside, Connecticut 06878. The principal business address of Ms. Slater is 14 Bond Street, Suite 410, Great neck, Long Island, New York, 11021. The principal business address of Mr. Holden is 100 Motor Parkway, Happauge, New York 11788. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.





Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 25, 2010.





Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.





Item 30. PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

Allstate Financial Advisors Separate Account I
Allstate Life of New York Separate Account A


The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name                                     Position with Distributor
ROBERT K. BECKER                         DIRECTOR
LAWRENCE W. DAHL                         DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
MATTHEW S. EASLEY                        DIRECTOR
MARIBEL V. GERSTNER                      DIRECTOR
RICHARD C. CRIST, JR.                    VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIAN GOLL                              VICE PRESIDENT, TREASURER AND FINANCIAL OPERATIONS PRINCIPAL
ALLEN R. REED                            VICE PRESIDENT AND GENERAL COUNSEL
SUSAN L. LEES                            SECRETARY
DANA GOLDSTEIN                           CHIEF COMPLIANCE OFFICER
WILLIAM F. EMMONS                        ASSISTANT SECRETARY
MARY J. MCGINN                           ASSISTANT SECRETARY
MARIO RIZZO                              ASSISTANT TREASURER
STEVEN C. VERNEY                         ASSISTANT TREASURER






Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.





Item 32. MANAGEMENT SERVICES

         None.





Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.





                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on March 21, 2010.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                                  (REGISTRANT)



                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                   (DEPOSITOR)



                              By: /s/ Susan L. Lees

                           --------------------------

                                  Susan L. Lees

                         Vice President, Secretary, and

                                 General Counsel



Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on March 21, 2010.

*/MARCIA D. ALAZRAKI                              Director
--------------------
Marcia D. Alazraki

*/ROBERT K. BECKER                                Director and Vice President
------------------
Robert K. Becker

*/MICHAEL B. BOYLE                                Director and Vice President
------------------
Michael B. Boyle

*/MATTHEW S. EASLEY                               Director and Vice President
-------------------
Matthew S. Easley

*/MARK A. GREEN                                   Director and Vice President
---------------
Mark A. Green

*/ROBERT J. HOLDEN                                Director, Vice President and Chief Operations Officer
------------------
Robert J. Holden

*/CLEVELAND JOHNSON, JR.                          Director
------------------------
Cleveland Johnson, Jr.

/s/SUSAN L. LEES                                  Director, Vice President, General Counsel and Secretary
----------------
Susan L. Lees

*/KENNETH R. O'BRIEN                              Director
--------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                                 Controller and Group Vice President
-----------------
Samuel H. Pilch                                   (Principal Accounting Officer)

*/JOHN C. PINTOZZI                                Director, Vice President and Chief Financial Officer
------------------
John C. Pintozzi                                  (Principal Financial Officer)

*/JOHN R. RABEN, JR.                              Director
--------------------
John R. Raben, Jr.

*/PHYLLIS HILL SLATER                             Director
---------------------
Phyllis Hill Slater

*/MATTHEW E. WINTER                               Director, Chairman of the Board, President and Chief Executive Officer
-------------------
Matthew E. Winter                                 (Principal Executive Officer)


*/ By Susan L. Lees, pursuant to Power of Attorney, previously filed or filed herewith.





                                  EXHIBIT INDEX

EXHIBIT NO.                                                                                       SEQUENTIAL PAGE NO.
26(n)(1)        Consent of Independent Registered Public Accounting Firm
99(b)           Powers of Attorney for Robert K. Becker, Mark A. Green, and Matthew E. Winter